                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-12


                         TANNING TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
             (Name of each Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.


[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1)  Title of each class of securities to which transaction applies:
          common stock, par value $0.01 per share
          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
          20,824,954 shares of common stock
          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          $24,000,000 divided by 20,824,954 shares of common stock
          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
          $24,000,000
          ----------------------------------------------------------------------

     (5)  Total fee paid:
          $1,941.60
          ----------------------------------------------------------------------


[X]  Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                 (TANNING LOGO)

Dear Fellow Stockholder:


         As you may know, on April 18, 2003, Tanning Technology Corporation entered into an agreement and plan of merger, which we refer to as the merger agreement, with Tiger Holding Corporation, a wholly owned subsidiary of Platinum Equity, LLC, and Tiger Merger Corporation, a subsidiary of Tiger Holding Corporation, pursuant to which we will become a wholly owned subsidiary of Tiger Holding Corporation. A special meeting of our stockholders will be held on Thursday, June 12, 2003, at 8:00 a.m. local time, to vote on a proposal to adopt the merger agreement so that the merger can occur. The special meeting will be held at our company's office at 4600 South Syracuse Street, Suite 300, Denver, Colorado 80237. Notice of the special meeting is enclosed.



         Upon completion of the merger, each share of Tanning common stock will be converted into the right to receive an amount in cash, which we refer to as the per share merger consideration, of approximately $1.15, which represents a 39% premium over the closing price per share of Tanning common stock as reported on the Nasdaq National Market on April 17, 2003, the last trading day prior to public announcement of the merger agreement. The exact amount of the per share merger consideration will equal the quotient obtained by dividing $24,000,000, less amounts payable to holders of options to purchase shares of Tanning common stock, by the number of shares of Tanning common stock that are outstanding at the time of the merger. Based on the number of shares of Tanning common stock outstanding on May 19, 2003, no amounts will be payable to holders of options to purchase shares of our common stock. In the event that we issue any shares of Tanning common stock prior to the merger, the per share merger consideration will decrease. We do not intend to issue any shares of Tanning common stock prior to the merger but, if we do, we will issue a press release to that effect that will contain a revised calculation of the per share merger consideration. We expect to complete the merger promptly after the special meeting.


         This proxy statement gives you detailed information about the special meeting and the merger and includes the merger agreement as Annex A. The receipt of cash in exchange for shares of Tanning common stock in the merger will constitute a taxable transaction to U.S. taxpayers for U.S. federal income tax purposes. We encourage you to read the proxy statement and the merger agreement carefully.

         A special committee of our board of directors has recommended that our board of directors approve and declare advisable the merger agreement and recommend that our stockholders adopt the merger agreement. After receiving the recommendation of the special committee, our board of directors approved and declared advisable the merger agreement and determined to recommend that our stockholders adopt the merger agreement. In connection with its evaluation of the merger, the special committee considered a number of factors, including the written opinion of Adams, Harkness & Hill, financial advisor to the special committee, delivered on April 18, 2003 to the special committee to the effect that, based upon and subject to the factors and assumptions set forth in that opinion, as of April 18, 2003, the per share merger consideration to be received by Tanning stockholders pursuant to the merger agreement is fair from a financial point of view to those holders. The Adams, Harkness & Hill opinion is not a recommendation as to how any holder of shares of our common stock should vote with respect to the merger. The written opinion of Adams, Harkness & Hill is attached as Annex B to the proxy statement, and you should read it carefully.

         Your vote is important. We cannot complete the merger unless holders of a majority of all outstanding shares of our common stock entitled to vote on the merger vote to adopt the merger agreement. Our board of directors recommends that you vote "FOR" the proposal to adopt the merger agreement. THE FAILURE OF ANY STOCKHOLDER TO VOTE ON THE PROPOSAL TO ADOPT THE MERGER AGREEMENT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER.

         Stockholders owning or controlling a total of 8,784,778 shares of Tanning common stock representing approximately 42% of all outstanding shares, including Larry G. Tanning, our co-founder and chairman of our board of directors, have entered into a voting agreement with Tiger Holding Corporation in which they agreed to vote in favor of adopting the merger agreement. A copy of the voting agreement is attached as Annex C to the proxy statement.


         Our board of directors has fixed the close of business on May 15, 2003 as the record date for the special meeting and only holders of Tanning common stock on the record date are entitled to vote at the special meeting. On the record date, there were 20,824,954 shares of Tanning common stock outstanding and entitled to vote at the special meeting.


         Whether or not you plan to attend the special meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope.

                                          Sincerely,

                                          [/S/ LARRY TANNING]

                                          Larry G. Tanning
                                          Chairman

This transaction has not been approved or disapproved by the Securities and Exchange Commission or any state securities commission. Neither the Securities and Exchange Commission nor any state securities commission has passed upon the fairness or merits of this transaction or upon the accuracy or adequacy of the information contained in this document. Any representation to the contrary is a criminal offense.


         This proxy statement is dated May 19, 2003, and is being mailed on or about May 23, 2003.

                         TANNING TECHNOLOGY CORPORATION
                          ---------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 12, 2003


                          ---------------------------


         PLEASE TAKE NOTICE that a special meeting of stockholders of TANNING TECHNOLOGY CORPORATION, a Delaware corporation, will be held on Thursday, June 12, 2003 at 8:00 a.m. local time, at our company's office at 4600 South Syracuse Street, Suite 300, Delaware, Colorado 80237, for the following purposes:



         1. To vote on a proposal to adopt the Agreement and Plan of Merger, dated as of April 18, 2003, by and among Tiger Holding Corporation, a Delaware corporation and a wholly owned subsidiary of Platinum Equity, LLC, Tiger Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Tiger Holding Corporation, and Tanning Technology Corporation, as such Agreement and Plan of Merger may be amended from time to time; and


         2. To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

         We urge you to read the accompanying proxy statement carefully as it sets forth details of the proposed merger and other important information related to the merger.


         The record date for the determination of stockholders entitled to notice of and to vote at the special meeting is May 15, 2003. Accordingly, only stockholders of record as of that date will be entitled to notice of, and to vote at, the special meeting or any adjournment thereof.



         After receiving the unanimous recommendation of a special committee of the board of directors, the Tanning board of directors has unanimously approved and declared advisable the merger agreement.



         After receiving the unanimous recommendation of a special committee of the board of directors, the Tanning board of directors unanimously recommends that stockholders vote "FOR" the adoption of the merger agreement.


                                          By Order of the Board of Directors,

                                          Jeffrey Greenblatt
                                          Secretary

May 19, 2003


         Please sign, date, and return the accompanying proxy whether or not you plan to attend the special meeting so that your shares of Tanning common stock will be represented at the special meeting.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
QUESTIONS AND ANSWERS ABOUT THE MERGER......................    1
SUMMARY TERM SHEET..........................................    5
  The Proposed Transaction..................................    5
  The Companies.............................................    5
  What You Will Be Entitled to Receive Upon Completion of
     the Merger.............................................    6
  The Special Meeting.......................................    6
  Recommendation of the Special Committee; Recommendation of
     Our Board of Directors.................................    8
  Opinion of Tanning's Financial Advisor....................    9
  Interests of Directors and Executive Officers in the
     Merger.................................................    9
  Material U.S. Federal Income Tax Consequences of the
     Merger to Our Stockholders.............................    9
  The Merger Agreement......................................   10
  Voting Agreement..........................................   11
  Appraisal Rights..........................................   12
THE COMPANIES...............................................   13
  Tanning...................................................   13
  Tiger Holding.............................................   13
  Merger Sub................................................   13
THE SPECIAL MEETING.........................................   14
  Date, Time and Place of the Special Meeting...............   14
  Purpose of the Special Meeting............................   14
  Record Date...............................................   14
  Voting Rights; Vote Required for Adoption.................   14
  Voting and Revocation of Proxies..........................   15
  Solicitation of Proxies...................................   15
  Questions and Additional Information......................   16
THE MERGER..................................................   16
  Background................................................   16
  Recommendation of the Special Committee; Recommendation of
     Our Board of Directors.................................   25
  Reasons for the Merger....................................   25
  Opinion of Tanning's Financial Advisor....................   27
  Certain Litigation........................................   37
  Financing of the Merger...................................   37
  Material U.S. Federal Income Tax Consequences of the
     Merger to Our Stockholders.............................   37
  Interests of Directors and Executive Officers in the
     Merger.................................................   38
  Appraisal Rights..........................................   40
  Form of the Merger........................................   42
  Conversion of Shares; Procedures for Exchange of
     Certificates...........................................   43
THE MERGER AGREEMENT........................................   43
  The Merger................................................   43

                                                              PAGE
                                                              ----
  Merger Consideration......................................   44
  Directors and Officers....................................   44
  Treatment of Stock Options................................   44
  Dissenting Stockholders...................................   44
  Payment for the Shares....................................   45
  Representations and Warranties............................   45
  Conduct of Business Pending the Merger....................   47
  Efforts to Complete the Merger............................   49
  Conditions to the Merger..................................   49
  No Solicitation of Other Offers...........................   50
  Termination of the Merger Agreement.......................   52
  Termination Fees..........................................   53
  Employee Obligations......................................   54
  Amendment, Extension and Waiver...........................   54
  Guarantee by Platinum Equity..............................   54
THE VOTING AGREEMENT........................................   54
  Agreement to Vote and Proxy...............................   55
  Restrictions on Transfer..................................   55
  Termination...............................................   56
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................   57
OTHER MATTERS...............................................   59
  Other Matters for Action at the Special Meeting...........   59
  Stockholder Proposals.....................................   59
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS...........   60
WHERE YOU CAN FIND MORE INFORMATION.........................   61

Annex A -- Agreement and Plan of Merger
Annex B -- Opinion of Adams, Harkness & Hill
Annex C -- Voting Agreement
Annex D -- Section 262 of the Delaware General Corporate Law

                     QUESTIONS AND ANSWERS ABOUT THE MERGER


         The following questions and answers are intended to address briefly some commonly asked questions regarding the merger. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference into this proxy statement.


Q.  WHAT IS THE PROPOSED TRANSACTION?


A. Tiger Merger Corporation, a wholly owned subsidiary of Tiger Holding Company, will merge with and into Tanning with Tanning being the surviving corporation and becoming a wholly owned subsidiary of Tiger Holding Corporation. Tiger Holding Corporation is a wholly owned subsidiary of Platinum Equity, LLC.


Q.  WHY WAS THE SPECIAL COMMITTEE FORMED?

A. During a process in which we received a number of offers from third parties to acquire our company, two of our directors, Larry G. Tanning and Henry F. Skelsey, made a proposal to acquire our company. Because Mr. Tanning and Mr. Skelsey are members of our board of directors, our board of directors appointed a special committee of disinterested directors, consisting of Christopher P. Mahan and Joseph P. Roebuck, to evaluate and negotiate any and all proposals to acquire our company and to recommend to our board of directors whether any merger agreement relating to such proposals should be approved and declared advisable and whether the board of directors should recommend that our stockholders adopt any such merger agreement.

Q. WHY IS THE BOARD OF DIRECTORS RECOMMENDING THE ADOPTION OF THE MERGER AGREEMENT?


A. Our board of directors received the unanimous recommendation of the special committee to recommend the adoption of the merger agreement. To review the special committee's and our board of directors' reasons for recommending adoption of the merger agreement, see "The Merger -- Reasons for the Merger" on page 25 of this proxy statement.


Q. IF THE MERGER IS COMPLETED, WHAT WILL I RECEIVE FOR MY SHARES OF TANNING COMMON STOCK?


A. In the merger, each share of our common stock will be converted into the right to receive an amount in cash, which we refer to as the per share merger consideration, of approximately $1.15. The exact amount of the merger consideration will equal the quotient obtained by dividing $24,000,000, less amounts payable to holders of options to purchase shares of our common stock, by the number of shares of our common stock outstanding at the time of the merger. Based upon the number of shares of our common stock outstanding on May 19, 2003, no amounts will be payable to holders of options to purchase shares of our common stock. As a result of the merger, you will receive a total amount equal to the product obtained by multiplying the per share merger consideration by the number of shares of our common stock that you own, rounded down to the nearest whole cent, upon surrender of your stock certificates. In the event that we issue any shares of our common stock prior to the merger, the per share merger consideration will decrease. We do not intend to issue any shares of our common stock prior to the merger but, if we do, we will issue a press release to that effect that will contain a revised calculation of the per share merger consideration.

Q.  WHEN IS THE MERGER EXPECTED TO BE COMPLETED?

A. We expect to complete the merger promptly after the special meeting. The merger cannot be effected until a number of conditions are satisfied. The most important condition is the adoption of the merger agreement by our stockholders at the special meeting.

Q.  WHO IS ENTITLED TO VOTE AT THE SPECIAL MEETING?


A. Holders of record of our common stock as of the close of business on May 15, 2003 are entitled to vote at the special meeting. Each of our stockholders is entitled to one vote for each share of common stock owned.


Q.  WHAT VOTE IS REQUIRED TO ADOPT THE MERGER AGREEMENT?

A. An affirmative vote of the holders of a majority of all outstanding shares of our common stock entitled to vote on the merger is required to adopt the merger agreement. Stockholders owning or controlling a total of 8,784,778 shares of our common stock representing approximately 42% of all outstanding shares, including Larry G. Tanning, our co-founder and chairman of our board of directors, have entered into a voting agreement with Tiger Holding Corporation in which they agreed to vote in favor of adopting the merger agreement.

Q.  WHAT DO I NEED TO DO NOW?


A. After carefully reading and considering the information contained in this proxy statement, please vote your shares of our common stock as soon as possible. You may vote your shares (1) by returning the enclosed proxy or (2) by voting in person at the special meeting. Your proxy materials include detailed information on how to vote.


Q. IF MY SHARES ARE HELD FOR ME BY MY BROKER, WILL MY BROKER VOTE THOSE SHARES FOR ME?

A. Your broker will vote your shares only if you provide instructions to your broker on how to vote. You should instruct your broker on how to vote your shares, using the instructions provided by your broker.

Q.  CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY PROXY CARD?

A. Yes. You can change your vote at any time before your proxy is voted at the special meeting. You may revoke your proxy by notifying us in writing at Tanning Technology Corporation, 4600 South Syracuse Street, Suite 300, Denver, Colorado 80237, Attention: Jeffrey Greenblatt, Secretary, or by submitting a new proxy, in each case, dated after the date of the proxy being revoked. In addition, your proxy may be revoked by attending the special meeting and voting in person. However, simply attending the special meeting without voting will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the instructions received from your broker to change your vote.

Q.  DO I NEED TO ATTEND THE SPECIAL MEETING IN PERSON?

A. No. It is not necessary for you to attend the special meeting in order to vote your shares.

Q.  AM I ENTITLED TO APPRAISAL RIGHTS?


A. Yes. You are entitled to appraisal rights under the Delaware General Corporation Law in connection with the merger. See "The Merger--Appraisal Rights" on page 40 of this proxy statement.


Q.  SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A. No. After the merger is completed, you will be sent detailed written instructions for exchanging your stock certificates for the merger consideration.

Q.  WILL I OWE TAXES AS A RESULT OF THE MERGER?


A. The merger will be a taxable transaction for all U.S. holders of our common stock. As a result, assuming you are a U.S. taxpayer, the cash you receive in the merger for your shares of our common stock will be subject to United States federal income tax and also may be taxed under applicable state, local, and other tax laws. In general, you will recognize gain or loss equal to the difference between (1) the amount of cash you receive and (2) the adjusted tax basis of your shares of our common stock surrendered. See "The Merger--Material U.S. Federal Income Tax Consequences of the Merger to Our Stockholders" on page 37 of this proxy statement for a more detailed explanation of the tax consequences of the merger. You should consult your tax advisor on how specific tax consequences of the merger apply to you.


Q.  WHAT OTHER MATTERS WILL BE VOTED ON AT THE SPECIAL MEETING?

A.  Only matters contained in this proxy statement will be voted upon.

Q.  WHERE CAN I FIND MORE INFORMATION ABOUT TANNING?


A. We file periodic reports and other information with the Securities and Exchange Commission, which we refer to as the SEC. You may read and copy this information at the SEC's public reference facilities. Please call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available on the internet site maintained by the SEC at http://www.sec.gov. For a more detailed description of the information available, please refer to the section entitled "Where You Can Find More Information" on page 61 of this proxy statement.

Q.  WHO CAN HELP ANSWER MY QUESTIONS?

A. If you have questions about the merger after reading this proxy statement or need assistance in voting your shares, please call Jeffrey Greenblatt at (303) 220-9944.

Q. WHAT HAPPENS IF A THIRD PARTY MAKES AN OFFER TO ACQUIRE TANNING BEFORE THE MERGER AGREEMENT IS ADOPTED?


A. Under the terms of the merger agreement, our board of directors or the special committee may negotiate with, and furnish non-public information about Tanning to, any third party who makes a bona fide, unsolicited offer to acquire Tanning if our board of directors or the special committee determines in good faith and after consultation with its financial and legal advisors that such offer is more favorable to our stockholders, from a financial point of view, than the merger and that taking such actions is reasonably necessary for our board of directors or the special committee to act in a manner consistent with their fiduciary duties. See "The Merger Agreement--No Solicitation of Other Offers" on page 50 of this proxy statement. In addition, our board of directors or the special committee may terminate the merger agreement in order to enter into an acquisition agreement with a third party if our board of directors or the special committee determines in good faith and after consultation with its financial and legal advisors that such action is necessary in order for the board of directors or the special committee to act in a manner consistent with their fiduciary duties. See "The Merger Agreement--Termination of the Merger Agreement" on page 52 of this proxy statement. In the event that our board of directors or the special committee terminates the merger agreement to enter into an acquisition with a third party, we will be obligated to pay Tiger Holding a termination fee of $375,000. See "The Merger Agreement--Termination Fees" on page 53 of this proxy statement.

                               SUMMARY TERM SHEET


         This summary term sheet highlights important information in this proxy statement and does not contain all of the information that is important to you. You should carefully read this entire proxy statement and the other documents to which this proxy statement refers you for a more complete understanding of the matters being considered at the special meeting. In addition, this proxy statement incorporates by reference important business and financial information about Tanning into this proxy statement. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions in the section entitled "Where You Can Find More Information."



THE PROPOSED TRANSACTION



     - In the merger, a wholly owned subsidiary of Tiger Holding Corporation, a wholly owned subsidiary of Platinum Equity, LLC, will merge with and into Tanning with Tanning continuing as the surviving corporation.



     - Upon completion of the merger, each issued and outstanding share of our common stock will automatically be cancelled and will cease to exist and will be converted into the right to receive an amount in cash, which we refer to in this proxy statement as the per share merger consideration, of approximately $1.15. The exact amount of the per share merger consideration will equal the quotient obtained by dividing $24,000,000, less amounts payable to holders of options to purchase shares of our common stock, by the number of shares of our common stock outstanding at the time of the merger, without interest. Based on the number of shares of our common stock outstanding on May 19, 2003, no amounts will be payable to holders of options to purchase shares of our common stock.



     - As a result of the merger, Tanning will cease to be an independent, publicly traded company and will become a wholly owned subsidiary of Tiger Holding.


THE COMPANIES (SEE PAGE 13)

  TANNING TECHNOLOGY CORPORATION

  (SEE PAGE 13)


           Tanning Technology Corporation, which we refer to in this proxy statement as Tanning, we, us or our company, is a Delaware corporation and is headquartered in Denver, Colorado. Tanning is an information technology services and solutions provider that helps develop and deploy information technology systems that reduce cost, improve performance and drive competitive advantage for leading companies worldwide. We focus on mission-critical business systems that are engineered to integrate, perform and scale, reliably and predictably. Our current and former customers are among the world's largest and most sophisticated providers and users of information technology.

           Our principal executive office is located at 4600 South Syracuse

Street, Suite 300, Denver, Colorado 80237, and our telephone number is (303) 220-9944.

  TIGER HOLDING CORPORATION

  (SEE PAGE 13)



           Tiger Holding Corporation, which we refer to in this proxy statement as Tiger Holding, is a wholly owned subsidiary of Platinum Equity, LLC, which we refer to in this proxy statement as Platinum Equity. Platinum Equity's principal business is the acquisition and operation of mission critical technology companies. Tiger Holding has not carried on any activities to date other than those incident to its formation, entering into the merger agreement and related matters. The address of Tiger Holding's principal executive office is c/o Platinum Equity, LLC, 2049 Century Park East, Suite 2700, Los Angeles, California 90067 and its telephone number is (310) 712-1850.


  TIGER MERGER CORPORATION

  (SEE PAGE 13)



           Tiger Merger Corporation, which we refer to in this proxy statement as Merger Sub, is a Delaware corporation formed solely for the purpose of merging into Tanning and has not conducted any business activities since its organization. Merger Sub is a wholly owned subsidiary of Tiger Holding. The address of Merger Sub's principal executive office is c/o Platinum Equity, LLC, 2049 Century Park East, Suite 2700, Los Angeles, California 90067 and its telephone number is (310) 712-1850.



WHAT YOU WILL BE ENTITLED TO RECEIVE UPON COMPLETION OF THE MERGER (SEE PAGE 44)


           In the merger, each share of our common stock will be converted into the right to receive the per share merger consideration. Based upon the number of shares of our common stock outstanding on May 19, 2003, you will receive approximately $1.15 for each share of our common stock that you own and you will receive, in the aggregate, an amount in cash equal to the product obtained by multiplying the per share merger consideration by the number of shares of our common stock that you own, rounded down to the nearest whole cent, upon surrender of your stock certificates. In the event that we issue any shares of our common stock prior to the merger, the per share merger consideration will decrease. We do not intend to issue any shares of our common stock prior to the merger but, if we do, we will issue a press release to that effect that will contain a revised calculation of the per share merger consideration. We expect to complete the merger promptly after the special meeting.


THE SPECIAL MEETING (SEE PAGE 14)


  DATE, TIME AND PLACE OF THE SPECIAL MEETING (SEE PAGE 14)


           The special meeting is scheduled to be held as follows:


Date:   June 12, 2003
Time:   8:00 a.m., local time
Place:  4600 South Syracuse Street
        Suite 300
        Denver, Colorado 80237

  PURPOSE OF THE SPECIAL MEETING


  (SEE PAGE 14)


           At the special meeting, you will be asked to vote on a proposal to adopt the agreement and plan of merger, which we refer to in this proxy statement as the merger agreement. A copy of the merger agreement is attached as Annex A to this proxy statement.


  RECORD DATE (SEE PAGE 14)



           Our board of directors has fixed the close of business on May 15, 2003 as the record date for the special meeting and only holders of record of our common stock on the record date will be entitled to vote at the special meeting. On the record date, there were outstanding and entitled to vote 20,824,954 shares of common stock.



  VOTING RIGHTS; VOTE REQUIRED FOR ADOPTION (SEE PAGE 14)


           Each share of our common stock entitles its holder to one vote on all matters properly coming before the special meeting. The presence in person or representation by proxy of stockholders entitled to cast a majority of the votes of all issued and outstanding shares entitled to vote on the proposal to adopt the merger agreement, considered together, shall constitute a quorum for the purpose of considering that matter.

           If you hold your shares in an account with a broker or bank, you must instruct the broker or bank on how to vote your shares. If an executed proxy card returned by a broker or bank holding shares indicates that the broker or bank does not have authority to vote on the proposal to adopt the merger agreement, the shares will be considered present at the meeting for purposes of determining the presence of a quorum, but will not be voted on the proposal to approve the merger agreement. This is called a broker non-vote. Your broker or bank will vote your shares only if you provide instructions on how to vote by following the instructions provided to you by your broker or bank.


           Adoption of the merger agreement requires the affirmative vote of the holders of a majority of all outstanding shares of our common stock entitled to vote. ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL TO ADOPT THE MERGER AGREEMENT.


           Stockholders owning or controlling a total of 8,784,778 shares of our common stock representing approximately 42% of all outstanding shares, including Larry G. Tanning, our co-founder and chairman of our board of directors, have entered into a voting agreement with Tiger Holding in which they have agreed to vote in favor of adopting the merger agreement. A copy of the voting agreement is attached as Annex C to this proxy statement.

  VOTING AND REVOCATION OF PROXIES

  (SEE PAGE 15)



           After carefully reading and considering the information contained in this proxy statement, you should complete, date and sign your proxy card and return it in the enclosed prepaid envelope as soon as possible so that your shares are represented at the special meeting. You can also vote in person at the special meeting, but we encourage you to submit your proxy now in any event. Unless you specify to the contrary on your proxy card, all of your shares of common stock represented by valid proxies will be voted "FOR" the proposal to approve the merger agreement.

           PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES WITH YOUR PROXY CARD. If the merger is completed, a separate letter of transmittal will be mailed to you which will enable you to exchange your stock certificates for the merger consideration.

           Until exercised at the special meeting, you can revoke your proxy and change your vote in any of the following ways:

     - by delivering written notification to Tanning at our principal executive office at 4600 South Syracuse Street, Suite 300, Denver, Colorado 80237,
       Attention: Jeffrey Greenblatt, Secretary;

     - by delivering a proxy of a later date by mail in the manner described in this proxy statement;


     - by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the special meeting); or


     - if you have instructed a broker or bank to vote your shares, by following the directions received from your broker or bank to change those instructions.

  QUESTIONS AND ADDITIONAL INFORMATION

  (SEE PAGE 16)



           For additional information regarding the procedure for delivering your proxy, see "The Special Meeting--Voting and Revocation of Proxies" and "The Special Meeting--Solicitation of Proxies." If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact Tanning in writing at our principal executive office at 4600 South Syracuse Street, Suite 300, Denver, Colorado 80237, Attention: Jeffrey Greenblatt, Secretary, or by telephone at (303)220-9944.



RECOMMENDATION OF THE SPECIAL COMMITTEE; RECOMMENDATION OF OUR BOARD OF DIRECTORS (SEE PAGE 25)


           After careful consideration, a special committee of disinterested directors unanimously:

     - determined to recommend that our board of directors approve and declare advisable the merger agreement; and

     - determined to recommend that our board of directors recommend that our stockholders adopt the merger agreement.

           After receiving the unanimous recommendation of the special committee, our board of directors unanimously:

     - determined to approve and declare advisable the merger agreement; and

     - determined to recommend that our stockholders vote to adopt the merger agreement.

           Our board of directors recommends that you vote "FOR" the proposal to adopt the merger agreement at the special meeting.

           For a discussion of the material factors considered by the special committee and our board of directors in reaching their conclusions, see "The Merger--Reasons for the Merger."



OPINION OF TANNING'S FINANCIAL ADVISOR (SEE PAGE 27)


           Adams, Harkness & Hill has delivered its written opinion to the special committee to the effect that, as of April 18, 2003, and based upon and subject to the factors and assumptions set forth therein, the per share merger consideration to be received by the holders of our common stock in the merger is fair from a financial point of view to such holders.

           The full text of the written opinion of Adams, Harkness & Hill, dated April 18, 2003, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this proxy statement. Adams, Harkness & Hill provided its opinion for the information and assistance of the special committee in connection with its consideration of the merger. The Adams, Harkness & Hill opinion does not constitute a recommendation as to how any holder of our common stock should vote with respect to the merger. You are urged to read the opinion in its entirety.


INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER (SEE PAGE 38)


           In considering the recommendation of our board of directors that you vote for the proposal to approve the merger agreement so that the merger can occur, you should be aware that some of our executive officers and members of our board of directors have interests in the merger that may be in addition to or different from the interests of our stockholders generally. The members of our board of directors were aware of these interests and considered them at the time they approved and declared advisable the merger agreement.

           These interests include:

     - enhanced severance payments and benefits that may be due to our officers under existing arrangements in the event of a termination following the merger; and

     - the right to continued indemnification and insurance coverage by the surviving corporation for events occurring prior to the time of the merger.


MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO OUR STOCKHOLDERS (SEE PAGE 37)


           The receipt of the per share merger consideration in cash for each share of our common stock pursuant to the merger will be a taxable transaction to U.S. taxpayers for U.S. federal income tax purposes. For U.S. federal income tax purposes, each of our stockholders generally will recognize taxable gain or loss as a result of the merger measured by the difference, if any, between the per share merger consideration and the adjusted tax basis in that share owned by the stockholder. That gain or loss will be a capital gain or loss if the share is held as a capital asset in the hands of the stockholder, and will be long-term capital gain or loss if the share has been held for more than one year at the time of the completion of the merger. Stockholders are urged to consult their own tax advisors as to the particular tax consequences to them of the merger.

THE MERGER AGREEMENT (SEE PAGE 43)



  CONDITIONS TO THE MERGER (SEE PAGE 49)


           As more fully described in this proxy statement and the merger agreement, the completion of the merger depends on the satisfaction or waiver of a number of conditions, including the adoption of the merger agreement by our stockholders.


  NO SOLICITATION OF OTHER OFFERS (SEE PAGE 50)



           The merger agreement provides that Tanning and its subsidiaries may not, and may not allow any of their respective officers, directors, employees, agents and representatives, to initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any proposals or offers, including proposals and offers to its stockholders, or give any indication of interest with respect to an acquisition proposal.



  TERMINATION OF THE MERGER AGREEMENT (SEE PAGE 52)


           The merger agreement may be terminated at any time prior to the completion of the merger, whether before or after adoption by our stockholders:

     - by mutual written consent of Tanning and Tiger Holding;

     - by either Tanning or Tiger Holding, if:

           - the merger is not completed on or before July 15, 2003, except that a party who is in breach in any material respect of any of its representations, warranties or other agreements may not terminate the merger agreement on this basis;

           - any applicable law, rule or regulation or any final and non-appealable judgment, injunction, order, decree, ruling or other action prohibits the completion of the merger; or

           - our stockholders fail to adopt the merger agreement at the special meeting;

     - by Tiger Holding, if:


           - we have breached or failed to perform any of our representations, warranties, covenants or agreements under the merger agreement or any event or circumstance or facts shall have occurred or exist, in either case, such that the conditions set forth under "The Merger Agreement--Conditions to the Merger--Conditions to Tiger Holding's and Merger Sub's Obligations" are not capable of being satisfied by July 15, 2003;



           - our board of directors withdraws or modifies in a manner adverse to Tiger Holding its recommendation to our stockholders for adoption of the merger agreement, or recommends to our stockholders, or approves, any acquisition proposal by, or enters into an agreement with respect to an acquisition proposal with, a third party; or



           - prior to the adoption of the merger agreement by our stockholders, if any person or group shall have become the beneficial owner (other than Tiger Holding, its subsidiaries and affiliates) of a majority of the outstanding shares of Tanning common stock; or


     - by Tanning, if:


           - Tiger Holding or Merger Sub shall breach or fail to perform any its representations, warranties, covenants or agreements under the merger agreement or if any event, circumstance, development, set of circumstances or facts occurs or exists such that the conditions set forth in the "The Merger Agreement--Conditions to the Merger-- Conditions to Tanning's Obligations" are not capable of being satisfied by July 15, 2003; or



           - prior to the adoption of the merger agreement by our stockholders, we or our board of directors enters into or announces our intention to enter into an agreement with respect to an acquisition proposal with a third party.



  TERMINATION FEES (SEE PAGE 53)



           In certain circumstances, the special committee and/or the board of directors has the right to terminate the merger agreement in connection with the receipt of a superior acquisition proposal, as further described in "The Merger Agreement--Termination of the Merger Agreement." In that event and in certain other specified circumstances the merger agreement provides that upon termination of the merger agreement we must pay Tiger Holding a termination fee of $375,000. See "The Merger Agreement--Termination Fees."



VOTING AGREEMENT (SEE PAGE 54)



           Stockholders owning or controlling a total of 8,784,778 shares of our common stock representing approximately 42% of all outstanding shares, including Larry G. Tanning, our co-founder and chairman of our board of directors, have entered into a voting agreement with Tiger Holding that requires them to vote for the merger and grants to Tiger Holding a proxy to vote their shares:



     - in favor of adopting the merger agreement;


     - against the approval of any action, agreement or proposal that would result in Tanning's breach of any representation, warranty, covenant or obligation contained in the merger agreement or that would delay the completion of the merger or that would prevent fulfillment of a condition to any party's obligation to complete the merger; and

     - against any action, agreement or proposal made in opposition to or in competition with the completion of the merger, or that would preclude the completion of the merger, including any acquisition proposal.

           The voting agreement will terminate upon the earlier to occur of the effective time of the merger or the termination of the merger agreement in accordance with its terms.

APPRAISAL RIGHTS (SEE PAGE 40)


           Stockholders have the right under Delaware law to exercise appraisal rights and to receive payment in cash for the fair value of their shares of our common stock determined in accordance with Delaware law, if such rights are properly perfected. The fair value of shares of our common stock as determined in accordance with Delaware law may be more or less than the merger consideration to be paid to non-dissenting stockholders in the merger. To preserve their rights, stockholders who wish to exercise appraisal rights must not vote in favor of the adoption of the merger agreement and must precisely follow specific procedures. These procedures are described in this proxy statement, and the provisions of Delaware law that grant appraisal rights and govern such procedures are attached as Annex D to this proxy statement. We encourage you to read these provisions carefully and in their entirety.

                                 THE COMPANIES

TANNING


         Tanning Technology Corporation, which we refer to in this proxy statement as Tanning, is an information technology services and solutions provider that helps develop and deploy information technology systems that reduce cost, improve performance and drive competitive advantage for leading companies worldwide. We focus on mission-critical business systems that are engineered to integrate, perform and scale, reliably and predictably. Our years of experience in pushing system performance limits have resulted in a unique family of Powering Performance(TM) solutions and methodologies that are at the core of everything we do.


         Our experience has shown that even the promised benefits of large-scale, third-party, enterprise-wide applications are not achieved without extensive customization. Moreover, complex integration, performance, scalability and reliability challenges abound. By providing focused solutions targeted at optimum performance from the earliest conceptual stages of a business/technology initiative through system building and operations, our Powering Performance solutions provide end-to-end service level assurance and predicable development and deployment. This reduces cost, mitigates risk, improves business and technical performance and drives competitive advantage for our customers. Our current and former customers are among the world's largest and most sophisticated providers and users of information technology.

         Our company traces its history back to 1993 and was incorporated in Delaware in 1997. Our principal executive office is located at 4600 South Syracuse Street, Suite 300, Denver, Colorado 80237, and our telephone number is
(303) 220-9944.

TIGER HOLDING


         Tiger Holding Corporation, which we refer to in this proxy statement as Tiger Holding, is a wholly owned subsidiary of Platinum Equity, LLC, which we refer to in this proxy statement as Platinum Equity. Platinum Equity's principal business is the acquisition and operation of mission critical technology companies. Tiger Holding has not carried on any activities to date other than those incidental to its formation, entering into the merger agreement and related matters. The address of Tiger Holding's principal executive office is c/o Platinum Equity, LLC, 2049 Century Park East, Suite 2700, Los Angeles, California 90067 and its telephone number is (310) 712-1850.


MERGER SUB


         Tiger Merger Corporation, which we refer to in this proxy statement as Merger Sub, is a Delaware corporation formed solely for the purpose of merging into Tanning and has not conducted any business activities since its organization. Merger Sub is a wholly owned subsidiary of Tiger Holding. The address of Merger Sub's principal executive office is c/o Platinum Equity, LLC, 2049 Century Park East, Suite 2700, Los Angeles, California 90067 and its telephone number is (310) 712-1850.

                              THE SPECIAL MEETING


         This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors in connection with a special meeting of our stockholders.


DATE, TIME AND PLACE OF THE SPECIAL MEETING

         The special meeting is scheduled to be held as follows:


                Date:   June 12, 2003
                Time:   8:00 a.m., local time
                Place:  4600 South Syracuse Street
                        Suite 300
                        Denver, Colorado 80237


PURPOSE OF THE SPECIAL MEETING

         At the special meeting, you will consider and vote upon a proposal to adopt the agreement and plan of merger, dated as of April 18, 2003, by and among Tiger Holding, Merger Sub and Tanning. A copy of the merger agreement is attached as Annex A to this proxy statement.

         AFTER RECEIVING THE RECOMMENDATION OF A SPECIAL COMMITTEE OF OUR BOARD OF DIRECTORS, OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND DECLARED ADVISABLE THE MERGER AGREEMENT, AND UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT.

RECORD DATE


         Our board of directors has fixed the close of business on May 15, 2003 as the record date for the special meeting and only holders of record of our common stock on the record date are entitled to vote at the special meeting. On the record date, there were outstanding and entitled to vote 20,824,954 shares of our common stock.


VOTING RIGHTS; VOTE REQUIRED FOR ADOPTION

         Each share of our common stock entitles its holder to one vote on all matters properly coming before the special meeting.

         If you hold your shares in an account with a broker or bank, you must instruct the broker or bank on how to vote your shares. If an executed proxy card returned by a broker or bank holding shares indicates that the broker or bank does not have authority to vote on the proposal to approve the merger agreement, the shares will be considered present at the meeting for purposes of determining the presence of a quorum, but will not be voted on the proposal to approve the merger agreement. This is called a broker non-vote. Your broker or bank will vote your shares only if you provide instructions on how to vote by following the instructions provided to you by your broker or bank.

         Adoption of the merger agreement requires the affirmative vote of the holders of a majority of all outstanding shares of our common stock entitled to vote.


         Abstentions and broker non-votes will have the same effect as a vote against the adoption of the merger agreement.


         Stockholders owning or controlling a total of 8,784,778 shares of our common stock representing approximately 42% of all outstanding shares, including Larry G. Tanning, our co-founder and chairman of our board of directors, have entered into a voting agreement with Tiger Holding in which they agreed to vote in favor of adopting the merger agreement. A copy of the voting agreement is attached as Annex C to this proxy statement.

VOTING AND REVOCATION OF PROXIES


         Stockholders of record may submit proxies by mail. Stockholders who wish to submit a proxy by mail should mark, date, sign and return the proxy card in the enclosed prepaid envelope. Stockholders who hold shares beneficially through a nominee (such as a bank or broker) may be able to submit a proxy by telephone or the Internet if those services are offered by the nominee.


         Proxies received at any time before the special meeting, and not revoked or superseded before being voted, will be voted at the special meeting. Where an instruction is indicated by the proxy, it will be voted in accordance with the instruction. Where no instruction is indicated, the proxy will be voted "for" the adoption of the merger agreement.

         PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES WITH YOUR PROXY CARD. When the merger is completed, a separate letter of transmittal will be mailed to you which will enable you to receive the merger consideration.

         Until your proxy is exercised at the special meeting, you can revoke your proxy and change your vote in any of the following ways:

         - by delivering written notification to Tanning at our principal executive office at 4600 South Syracuse Street, Suite 300, Denver, Colorado 80237, Attention: Jeffrey Greenblatt, Secretary;

         - by delivering a proxy of a later date in the manner described herein;


         - by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the special meeting); or


         - if you have instructed a broker or bank to vote your shares, by following the directions received from your broker or bank to change those instructions.

SOLICITATION OF PROXIES

         We will bear the expenses in connection with the solicitation of proxies. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of common stock held of record by those persons, and we may reimburse them for their reasonable transaction and clerical expenses. Solicitation of proxies will be made principally by mail. Proxies may also be solicited in person, or by telephone, facsimile, telegram or other means of communication, by our officers and regular employees. These people will receive no additional compensation for these services, but will be reimbursed for any transaction expenses incurred by them in connection with these services.

QUESTIONS AND ADDITIONAL INFORMATION

         If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact Tanning in writing at our principal executive office at 4600 South Syracuse Street, Suite 300, Denver, Colorado 80237, Attention: Jeffrey Greenblatt, Secretary, or by telephone at
(303) 220-9944.

                                   THE MERGER

BACKGROUND


         We are an information technology services and solutions provider that helps develop, deploy and optimize information technology systems that reduce cost, improve performance and drive competitive advantage for leading companies worldwide. We focus on mission-critical business systems that are engineered to integrate, perform and scale, reliably and predictably. Our years of experience in pushing system performance limits have resulted in a unique family of Powering Performance(TM) solutions that are at the core of everything we do. Our solutions are focused on industries in which mission-critical high-performance information technology systems provide competitive advantage, including financial services, logistics, travel and transportation, insurance and healthcare.


         The demand for the services that we provide is sensitive to a variety of factors, including industry trends and economic conditions. Throughout 2001, 2002 and continuing in 2003, poor general economic conditions and industry-specific shifts in demand caused existing and/or potential clients to reduce or eliminate their investment in the types of services we provide, making it more difficult to replace principal clients of ours that have reduced their level of investment in our services as well as to attract and retain new clients. The combination of these factors, along with increased competitive and pricing pressures, has, and continues to, adversely affect our ability to grow our revenues.

         In response to the various pressures hampering our ability to grow our revenues, and in an effort to maximize stockholder value, our board of directors began, in late 2002, to explore various strategic alternatives, including a sale of our company or a liquidation. As part of the process of exploring strategic alternatives, our board of directors directed our management to begin to analyze our company's liquidation value and to estimate the amounts that would be available for distribution to our stockholders in a liquidation.

         On January 6, 2003, we announced that we had received a letter from Nasdaq stating that our common stock would be delisted for failing to comply with Nasdaq's rules relating to minimum bid price. At the time, we also announced that we had requested a hearing to appeal Nasdaq's determination to delist our common stock to a Listing Qualification Panel pursuant to Nasdaq's rules.


         On January 21, we announced that we had retained the investment banking firm of Adams, Harkness & Hill as our financial advisor to explore strategic alternatives to help us evaluate the choices available to us to maximize stockholder value. We retained Adams, Harkness & Hill to act as our financial advisor based upon Adams, Harkness & Hill's qualifications, experience and expertise, as well as its knowledge of our business.



         Following our January 21 announcement that we had retained Adams, Harkness & Hill, nine parties contacted Adams, Harkness & Hill directly without solicitation. In addition, our board of directors instructed Adams, Harkness & Hill to contact the likely parties that might be interested in a transaction involving our company. The parties contacted were chosen based upon publicly available information regarding their financial strategy, as well as their record for completing transactions and interest in our business. In all, sixty-three parties were contacted by, or contacted, Adams, Harkness & Hill or us, regarding a possible transaction involving our company. Of the sixty-three parties, fifty-five were strategic buyers and eight were financial buyers. Twenty-five of those sixty-three parties subsequently executed confidentiality agreements and received non-public information concerning our business designed to permit those parties to determine what interest they might have in our company. Of the twenty-five parties who received non-public information about our company, twelve asked for and received additional non-public information and, of those twelve, eight parties submitted preliminary, non-binding indications of interest.



         Based upon the value placed on our company in their indications of interest, four of the eight parties who submitted indications of interest were invited to perform additional detailed due diligence. At the conclusion of this process, in early March, three of the bidders submitted final proposals, which ranged in value from $0.97 per share to $1.25 per share, along with mark-ups of a form of merger agreement we had provided to the four bidders who had been invited to perform additional due diligence. During this time, our management was also engaged in analyzing our company's liquidation value and estimating the amounts that would be available for distribution to our stockholders based on various assumptions and scenarios.


         On March 4, we received notice from a Nasdaq Listing Qualification Panel of Nasdaq's determination to grant us a temporary exemption from Nasdaq's $1.00 minimum bid price requirement. Pursuant to the terms of the temporary exemption, our common stock would remain listed on the Nasdaq National Market provided that, on or before June 4, 2003, the closing bid price for our common stock was at least $1.00 per share and remained at least $1.00 per share for at least ten consecutive trading days thereafter.

         On March 5, our board of directors met telephonically to review the three proposals with its financial and legal advisors and our management. Our board of directors considered each bid, taking into account, among other things, the amount offered, whether that amount was subject to adjustment, certainty of financing and certainty of closing. One of the proposals, made by a financial buyer, referred to as Bidder A, was higher in value than the other two proposals, even though the $1.25 per share offered was subject to adjustment based upon our company's cash balance as of the closing of the proposed transaction. Our board of directors directed Adams, Harkness & Hill to contact each of the three parties who had made final proposals to see if any of the bidders were willing to increase their offer price. Our board of directors also discussed with management the status of their liquidation analysis.

         On March 7, our board of directors met telephonically to review the revised proposals. One bidder, who had initially offered approximately $0.97 per share, increased its offer price to approximately $1.06 per share, Bidder A increased its price to $1.26 per share and the final bidder declined to increase its offered price. Based upon the revised proposals, our board of directors instructed Adams, Harkness & Hill to invite Bidder A to our company's headquarters to complete their due diligence and instructed members of our management to analyze the impact of Bidder A's proposed minimum cash balance adjustment on the per share consideration that would be received by our stockholders. In addition, because our board of directors was not familiar with Bidder A and, in particular, its track record for completing transactions as well as whether it had the ability to secure financing for the transaction, our board of directors requested Adams, Harkness & Hill to provide the board with background information on Bidder A and its financing sources. Finally, our board of directors instructed our management to continue to refine its analysis of our company's liquidation value.


         During the week of March 10, representatives of Bidder A performed due diligence at our company's headquarters and our management began to analyze the impact of Bidder A's minimum cash balance adjustment on the per share consideration to be received by our stockholders in the proposed transaction. As part of its proposal, Bidder A had requested that we agree to negotiate exclusively with Bidder A. As a condition to agreeing to negotiate exclusively with Bidder A, however, we requested that Bidder A confirm its proposal of $1.26 per share. On March 13, Adams, Harkness & Hill received a non-binding preliminary proposal that valued our company at $28,000,000 to $32,000,000, or approximately $1.35 to $1.54 per share, based on our December 31, 2002 balance sheet, from Platinum Equity, a financial buyer, who had not been one of the sixty-three parties that had originally contacted or been contacted by Adams, Harkness & Hill or us.


         On March 17, after several days of due diligence, Bidder A submitted a revised proposal of $1.18 per share, again subject to an adjustment based on our company's cash balance as of the closing of the proposed transaction. In connection with its revised proposal, Bidder A indicated that, had the transaction closed on March 17 pursuant to its original proposal, the cash balance adjustment would have lowered the consideration received by our stockholders by $0.16 per share to $1.10 per share.

         Also, on March 17, Adams, Harkness & Hill received from Platinum Equity a revised proposal that valued our company at $25,000,000 to $29,000,000, or approximately $1.20 to $1.39 per share, based on our February 28, 2003 balance sheet.


         On March 18, our board of directors met again to review the status of Bidder A's proposal. At that time, our chairman Larry G. Tanning and our vice chairman Henry F. Skelsey, who we refer to as the Insider Group, informed the board that they were considering making a proposal to acquire our company. As a result, our board of directors determined to form a special committee, comprised of disinterested directors, to evaluate, negotiate and recommend, if appropriate, any proposals to acquire our company, including Bidder A's proposal, Platinum Equity's proposal and any proposal that might be made by the Insider Group, as well as to consider any other strategic alternatives available to our company. Directors Christopher P. Mahan and Joseph P. Roebuck were then appointed to the special committee. After the special committee was formed, the board meeting was adjourned and a meeting of the special committee was convened.



         During the special committee meeting on March 18, the special committee engaged Adams, Harkness & Hill to act as its financial advisor and Fried, Frank, Harris, Shriver & Jacobson to act as its legal advisor. Although both Adams, Harkness & Hill and Fried Frank had been advising our board of directors, the special committee determined, after investigation into the matter, that there were no conflicts of interest or other issues that would prevent Adams, Harkness & Hill and Fried Frank from acting as the special committee's financial and legal advisors, respectively. Adams, Harkness & Hill then updated the special committee on the status of Bidder A's and Platinum Equity's proposals. The special committee's advisors reported that their investigation into the matter indicated that Bidder A had no record of completing transactions and that it planned to secure financing for the transaction from an outside source, although completion of the transaction would not be contingent on such financing. By way of contrast, Adams, Harkness & Hill reported that Platinum Equity had completed similar transactions involving private companies and had readily available funds to finance the transaction. The special committee instructed the representatives of Adams, Harkness & Hill to propose to Bidder A that the minimum cash balance adjustment be subject to a floor, below which the adjustment would not affect the consideration to be received by our stockholders and that a portion of a consideration be deposited into escrow upon the execution of a merger agreement. The special committee instructed the representatives of Adams, Harkness & Hill to invite representatives of Platinum Equity to our company's headquarters to perform due diligence. The special committee also instructed representatives of Fried Frank to inform Mr. Skelsey that any proposal that the Insider Group might make must be made promptly. Finally, the special committee instructed management to continue to work on their analysis of our company's liquidation value.


         Following the special committee meeting, Adams, Harkness & Hill, acting on behalf of the special committee, proposed to Bidder A that the minimum cash balance adjustment be subject to a floor, below which the adjustment would not affect the consideration to be received by our stockholders and which would guarantee our stockholders some minimum consideration in any transaction with Bidder A. In addition, the representatives of Adams, Harkness & Hill proposed that Bidder A deposit a portion of the consideration to be received by our stockholders into escrow upon the execution of a merger agreement. Bidder A, however, rejected both these proposals and continued to press the representatives of Adams, Harkness & Hill as to whether our company would agree to negotiate exclusively with them.


         On March 19, the special committee met again. Members of our management presented the special committee with an analysis of our company's liquidation value and estimates of the amounts that our stockholders would receive in a liquidation. The special committee then engaged in a discussion with our management regarding the various financial and operating assumptions supporting such analysis and the appropriate method for calculating the present value of distributions to be received in the future and directed our management to revise their analyses and estimates accordingly. Representatives of Adams, Harkness & Hill then updated the special committee on their discussions with Bidder A. Given the indeterminate nature of the consideration to be received by our stockholders in a transaction with Bidder A due to Bidder A's minimum cash balance adjustment, the special committee determined that it would be inappropriate at that time to agree to negotiate exclusively with Bidder A. The special committee then instructed representatives of Adams, Harkness & Hill to propose to Bidder A that, should the amount of consideration to be received by our stockholders in a transaction with Bidder A after giving effect to Bidder A's proposed minimum cash balance adjustment be less than an agreed upon amount, the special committee, acting on behalf of our board of directors, would have the option, referred to as a walk-away right, not to complete the transaction. Representatives of Adams, Harkness & Hill also reported that representatives of Platinum Equity would begin due diligence at our company's headquarters that Friday.


         Following the special committee meeting on March 19, representatives of Adams, Harkness & Hill discussed with representatives of Bidder A the special committee's proposal that the special committee would have a walk-away right in the event the consideration to be received by our stockholders was less than an amount to be agreed upon. Representatives of Bidder A agreed to consider the proposal once the price that would trigger the walk-away right had been proposed, so long as Bidder A would be reimbursed for its expenses if such walk-away right were exercised.

         On March 21, representatives of Platinum Equity conducted due diligence at our company's headquarters. On the same day, the Insider Group submitted their preliminary proposal to acquire our company for aggregate consideration of between $26,000,000 and $26,415,000, or approximately $1.25 to $1.27 per share of our common stock.


         On March 26, Platinum Equity submitted a revised proposal, which valued the company at $22,500,000, or approximately $1.08 per share of our common stock, as well as a mark-up of the form of merger agreement that we had distributed to all bidders. Platinum Equity also requested that we agree to negotiate exclusively with Platinum Equity. In addition, later that day, attorneys for the Insider Group submitted a mark-up of the merger agreement.

         Also on that day, one of our stockholders, who was formerly one of our directors and executive officers, contacted representatives of Adams, Harkness & Hill regarding a transaction between his current company, referred to as Bidder B, and our company.

         On March 28, the special committee met again. Representatives of our management presented the special committee with a revised liquidation analysis and revised estimates of the amounts that would be available for distribution to our stockholders in a liquidation. Representatives of Adams, Harkness & Hill updated the special committee on the status of the various proposals made by Bidder A, Platinum Equity, Bidder B and the Insider Group. Representatives of Adams, Harkness & Hill reported that the Insider Group had indicated that they intended to lower their initial bid. Representatives of Adams, Harkness & Hill also reported that Bidder B had submitted a preliminary proposal that valued our company at $1.25 per share of our common stock, but noted that Bidder B had not performed any due diligence to date and that Bidder B had stated that it would need at least seven days in order to arrange its financing. Finally, representatives of Adams, Harkness & Hill reported that Platinum Equity was requesting an additional month in which to conduct due diligence.


         The special committee instructed the representatives of Adams, Harkness & Hill to propose to Bidder A that the special committee's walk-away right be triggered at $1.10 per share and that, in the event such right was exercised, we would reimburse Bidder A for its expenses, subject to a cap to be agreed upon. Finally, the special committee instructed representatives of Adams, Harkness & Hill to contact Platinum Equity to see if they could finish their due diligence sooner.


         Following the special committee meeting, representatives of Adams, Harkness & Hill had discussions with representatives of both Platinum Equity and the Insider Group. Platinum Equity indicated that it could complete all its due diligence by April 18, assuming it could begin such due diligence promptly, and the Insider Group indicated that it would submit a revised proposal of $1.10 per share of our common stock. In addition, representatives of Adams, Harkness & Hill conveyed the special committee's proposal regarding the walk-away right to Bidder A.

         On April 2, the special committee met again. Representatives of Adams, Harkness & Hill updated the special committee on the status of discussions with the Insider Group and Platinum Equity. The special committee instructed the Adams, Harkness & Hill representatives to contact both Bidder A and Platinum Equity to see if they would improve their proposals, which, with respect to Bidder A, would mean making a proposal that was not subject to any cash balance or other adjustment that could reduce the amount of consideration paid to our stockholders.


         Following the special committee meeting, representatives of Adams, Harkness & Hill contacted representatives of Bidder A and Platinum Equity to see if either would be willing to better their current proposals. At the time, Bidder A indicated that it was unwilling to revise its then current proposal, which was subject to a minimum cash balance adjustment. Platinum Equity, however, increased its proposal to $23,500,000, or approximately $1.13 per share. Representatives of Adams, Harkness & Hill then contacted representatives of the Insider Group in order to see if they would increase their proposal, which they did, increasing their offer to approximately $1.14 per share.

         Also on April 2, representatives of Bidder B informed Adams, Harkness & Hill that they were withdrawing their proposal.


         On April 3, the special committee met again and was updated on the status of discussions with Bidder A, Platinum Equity and the Insider Group. After discussing Platinum Equity's and the Insider Group's revised proposals, the special committee instructed representatives of Adams, Harkness & Hill to contact both bidders and request that they submit their final and best offers by the end of the day. The special committee also requested that our management update and confirm their liquidation analysis.



         Adams, Harkness & Hill then contacted both the Insider Group and Platinum Equity and requested that they submit their best and final proposals. Later that day, Platinum Equity submitted a revised proposal offering $24,500,000, or approximately $1.18 per share of our common stock. In addition, the Insider Group increased their offer to approximately $1.15 per share of our common stock. Finally, on that same day, Bidder A submitted a revised proposal that offered a best and final price of $1.20 per share of our common stock that was not subject to any cash balance or other adjustment. After receiving all the revised proposals, representatives of Adams, Harkness & Hill then contacted the Insider Group and Platinum Equity to inquire if they would better their then current offers. Platinum Equity then increased its offer to $25,000,000, or slightly more than $1.20 per share, and indicated that it would go no higher. Both Bidder A and Platinum Equity conditioned their proposals on obtaining the special committee's commitment to negotiate exclusively with them. The Insider Group declined to raise its offer, remaining at approximately $1.15 per share.


         On April 4, the special committee met again. Adams, Harkness & Hill updated the special committee on the status of each bidder's proposal. Although Platinum Equity's proposal was slightly higher than Bidder A's, because Bidder A's and Platinum Equity's proposals were almost identical in terms of value, the special committee and its advisors engaged in a lengthy discussion regarding which proposal offered the most certainty of completion.

         After discussing the various proposals with its advisors and based upon Platinum Equity's record for completing transactions, particularly as compared to that of Bidder A, the special committee determined to agree to negotiate exclusively with Platinum Equity until April 14.


         Over that weekend and during the following week, representatives of Platinum Equity performed due diligence at our company's headquarters and negotiated the terms of the merger agreement with the special committee and its legal advisors. On April 9, 2003, Adams, Harkness & Hill received a letter from Bidder A indicating that it was prepared to make another proposal to acquire our company. In accordance with the terms of our exclusivity agreement with Platinum Equity, however, the special committee instructed Adams, Harkness & Hill to inform Bidder A that we were bound by the terms of an exclusivity agreement and could not discuss any proposal with Bidder A until the exclusivity agreement expired on Monday, April 14. Neither the special committee nor Adams, Harkness & Hill received any further communications from Bidder A on or after April 14.

         On April 14, however, despite the negotiations that had occurred during the previous week and over the course of the weekend, several substantive business issues remained open. Representatives of Platinum Equity requested that the special committee extend the term of the exclusivity agreement until Thursday, April 17. After discussing the matter, the special committee agreed to extend the term of the exclusivity agreement until Thursday, April 17, to allow the merger agreement and related disclosure letter to be finalized and to allow Platinum Equity to complete its confirmatory due diligence.

         On Wednesday, April 16, representatives of Platinum Equity informed the special committee that, based on its due diligence, Platinum Equity was no longer willing to acquire our company for $25,000,000 but would be willing to agree to a transaction at a lower price, although no such price was proposed. The following day, Thursday, April 17, Platinum Equity and Adams, Harkness & Hill discussed revised prices that were proposed by Platinum Equity, and Platinum Equity ultimately offered $24,000,000, or approximately $1.15 per share, with a termination fee of $375,000 (rather than the previously agreed termination fee of $750,000), or approximately $.02 per share.

         Later that evening, the special committee met to consider the revised Platinum Equity offer with their advisors. Representatives of Fried Frank reviewed with the special committee their duties under applicable law and the terms of a proposed merger agreement. Due to scheduling constraints, and to allow the special committee to continue their consideration of the matter at hand, the special committee meeting was then adjourned until the next day, April 18.

         The next day, lawyers for the special committee and Platinum Equity finalized the merger agreement and related documents.


         The special committee resumed its meeting on April 18. Representatives of Fried Frank again reviewed with the special committee their duties under applicable law and the terms of the proposed merger agreement. Adams, Harkness & Hill made a presentation regarding Platinum Equity's revised offer and delivered its opinion to the effect that, as of that date, the per share merger consideration to be received by holders of our common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders. Following further discussion, the special committee unanimously determined to recommend that our board of directors approve the merger agreement and declare its advisability and recommend that our stockholders adopt the merger agreement.


         Immediately following the meeting of the special committee, our board of directors met to receive and consider the recommendation of the special committee. At that meeting, representatives of Fried Frank and Adams, Harkness & Hill summarized their presentations to the special committee and the special committee delivered its recommendation to our board of directors. After extensive discussion of Platinum Equity's revised offer and the terms of the proposed merger agreement, our board of directors unanimously approved the merger agreement and declared its advisability and determined to recommend that our stockholders adopt the merger agreement. In addition, after discussing the matter, our board of directors approved the voting agreement.

         Later that day, the merger agreement was executed and, on the morning of April 21, 2003, the agreement of the parties was announced.


         On April 23, one of our stockholders filed a purported class action law suit in the Court of Chancery for the State of Delaware against our company, our board of directors and Platinum Equity alleging breach of fiduciary duty in connection with the merger agreement.



         On May 6, Adams, Harkness & Hill received a revised proposal from Bidder A offering approximately $1.27 per share, based on certain assumptions regarding various of our company's obligations, including payment of a termination fee to Platinum Equity. Bidder A's proposal contemplated that our company would make a one time special distribution of $0.75 per share to our stockholders and that Bidder A would pay the remaining portion of the $1.27 per share aggregate consideration.



         The following day, May 7, our board of directors met to consider Bidder A's May 6 proposal. After discussing Bidder A's proposal with its financial and legal advisors, our board of directors determined that the conditions to furnishing information to, and negotiating with, Bidder A imposed by the merger agreement had been met. Our board of directors then instructed Adams, Harkness & Hill to contact Bidder A in order to arrange for Bidder A to complete any necessary due diligence. Our board of directors also instructed Adams, Harkness & Hill to discuss with Bidder A how it planned to fund the proposed transaction.



         Following the May 7 board meeting, representatives of Adams, Harkness & Hill assisted Bidder A with its due diligence and had a number of discussions and communications with representatives of Bidder A regarding their plans for funding the proposed transaction.



         On May 8, another of our stockholders filed a purported class action law suit in the Court of Chancery for the State of Delaware against our company and our board of directors alleging breach of fiduciary duty in connection with the merger agreement.



         On May 9, representatives of Bidder A indicated to representatives of Adams, Harkness & Hill that they intended to obtain the portion of the consideration to be paid by Bidder A pursuant to their proposal from a third party. In addition, representatives of Bidder A stated that the same third party would guarantee the obligations of Bidder A with respect to the proposed transaction. On a number of occasions, representatives of Adams, Harkness & Hill requested information regarding the financial condition and ability of the third party.



         Due to the difficulty Adams, Harkness & Hill was having in obtaining necessary information from Bidder A, on May 13, our company sent Bidder A a letter specifically requesting that Bidder A provide financial statements for Bidder A's financing source, commitment letters with respect to the financing, a mark-up of the merger agreement that reflected the terms of the proposal and a timeline detailing the steps to execution of a definitive agreement with respect to the proposal and the timing thereof. As of May 19, 2003, none of the requested items have been provided to either our board of directors or Adams, Harkness & Hill.



         On May 15, our board of directors met. Representatives of Adams, Harkness & Hill updated our board regarding discussions with Bidder A. Based on the update from our legal and financial advisors, our board of directors determined that Bidder A had not provided sufficient information to either assess the financial credibility of Bidder A or its financing sources or to warrant acting on Bidder A's proposal.


RECOMMENDATION OF THE SPECIAL COMMITTEE; RECOMMENDATION OF OUR BOARD OF
DIRECTORS

         On April 18, 2003, the special committee unanimously determined to recommend that our board of directors:

         - approve and declare advisable the merger agreement; and

         - recommend that our stockholders adopt the merger agreement.

         After careful consideration, at a meeting held on April 18, 2003, our board of directors unanimously determined to accept the special committee's recommendation and:

         - approved and declared advisable the merger agreement; and

         - determined to recommend that our stockholders vote to adopt the merger agreement.

         Our board of directors recommends that you vote "FOR" the proposal to adopt the merger agreement at the special meeting.

REASONS FOR THE MERGER

         Special Committee. In reaching the conclusions described above, the special committee considered a number of factors, including, but not limited, to the following:

         - the fact that, based on the number of shares of our common stock outstanding on April 18, 2003, the per share merger consideration represented a 58% premium over $0.73, the trading price of our common stock as reported on the Nasdaq National Market on January 17, 2003, the trading day immediately prior to the announcement of our intention to explore strategic alternatives, and a 39% premium over the trading price of our common stock as reported on the Nasdaq National Market on April 17, 2003, the trading day immediately prior to the public announcement of the merger agreement;

         - the fact that sixty-three potential buyers were contacted by, or contacted, Adams, Harkness & Hill or us and that the special committee and its advisors evaluated revised proposals from three potential buyers, including

           Platinum Equity, who had each performed extensive due diligence on our company;

         - the possible alternatives to the merger (including the possibility of our continuing to operate as an independent entity), and the perceived risks of those alternatives, the range of possible benefits to our stockholders of possible alternatives and the timing and the likelihood of accomplishing the goal of such alternatives, and the special committee's assessment that none of such alternatives was reasonably likely to present superior opportunities, or reasonably likely to create greater value for our stockholders, than the merger;

         - the financial presentation performed by Adams, Harkness & Hill on April 18, 2003 and the written opinion of Adams, Harkness & Hill dated April 18, 2003 to the special committee to the effect that, based upon and subject to the factors and assumptions set forth in that opinion, as of that date, the per share merger consideration to be received by holders of our common stock pursuant to the merger agreement is fair from a financial point of view to such holders;

         - historical and current information concerning our business, financial performance and condition, operations, technology, management and competitive position, and current industry, economic and market conditions;

         - the terms and conditions of the merger agreement, including: (i) the no solicitation provisions and our ability to engage in negotiations with, provide any confidential information or data to, and otherwise have certain discussions with, any person relating to an alternative acquisition proposal under certain circumstances; (ii) our ability to terminate the merger agreement in order to accept a superior offer from another party in the exercise of our board's fiduciary duties under specified conditions and upon the payment of a termination fee;
           (iii) the conditions to Tiger Holding's obligation to effect the merger; (iv) the definition of "material adverse effect"; (v) the limited ability of Tiger Holding to terminate the merger agreement; and (vi) the absence of a financing condition;

         - that our company will no longer exist as an independent company and our stockholders will no longer participate in the growth of our company or the pursuit of our stand-alone business plan;


         - the fact that, under the terms of the merger agreement, we may not solicit other proposals and must pay to Tiger Holding a termination fee and expenses if we terminate the merger agreement under certain circumstances, which may deter others from proposing an alterative transaction that may be more advantageous to our stockholders; and



         - the fact that gains from an all cash transaction would be taxable to our U.S. stockholders for U.S. federal income tax purposes.

         During its consideration of the transaction with Tiger Holding described above, the special committee was also aware that some of our directors and executive officers may have interests in the merger that are different than or in addition to those of our stockholders generally.

         Board of Directors. In reaching its determinations referred to above, our board of directors considered the following factors, each of which, in the view of our board of directors, supported such determinations:

         - the conclusions and recommendations of the special committee; and

         - the factors referred to above as having been taken into account by the special committee, including the receipt by the special committee of the opinion of Adams, Harkness & Hill, to the effect that, based upon and subject to the factors and assumptions set forth in that opinion, as of April 18, 2003, the per share merger consideration to be received by holders of our common stock pursuant to the merger agreement is fair from a financial point of view to such holders.

         In view of the wide variety of factors considered in connection with their evaluation of the merger agreement offer and the merger, neither the special committee nor the board of directors found it practicable to, and did not, qualify or otherwise attempt to assign relative weights to the specific factors they considered in reaching their determinations.

         The foregoing discussion of the information and factors considered and given weight by the special committee and the board of directors is not intended to be exhaustive but is believed to include all material factors considered by the special committee and board of directors.

         OUR BOARD OF DIRECTORS, BASED UPON THE UNANIMOUS RECOMMENDATION OF THE SPECIAL COMMITTEE, UNANIMOUSLY APPROVED AND DECLARED ADVISABLE THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS ADOPT THE MERGER AGREEMENT.

OPINION OF TANNING'S FINANCIAL ADVISOR

         Adams, Harkness & Hill provided a fairness opinion to the special committee on April 18, 2003, that as of the date of such fairness opinion, the per share merger consideration payable pursuant to the merger agreement was fair, from a financial point of view, to the stockholders of Tanning. The full text of the fairness opinion which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the fairness opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The fairness opinion, referred to herein, does not constitute a recommendation as to how any stockholder should vote with respect to the merger. Holders of shares of common stock are urged to, and should, read the fairness opinion in its entirety.

         Our board of directors retained Adams, Harkness & Hill to assist it in its evaluation of the proposed merger. Our board of directors selected Adams, Harkness & Hill because of its familiarity with the information technology services industry generally and with Tanning in particular. Pursuant to the terms of Adams, Harkness & Hill's engagement letter with the board dated January 9, 2003, Tanning agreed to pay Adams, Harkness & Hill a retainer fee of $75,000 and a fee of $250,000 upon the delivery by Adams, Harkness & Hill of the fairness opinion (which fee was payable regardless of the conclusions expressed therein) and an additional $250,000 due at the closing of a transaction. Tanning also agreed to reimburse Adams, Harkness & Hill for all reasonable fees and disbursements of its counsel and all of its reasonable travel and other out-of-pocket expenses arising in connection with its engagement, and to indemnify Adams, Harkness & Hill and its affiliates to the full extent permitted by law against liabilities relating to or arising out of its engagement, except for liabilities found to have resulted from the willful misconduct or gross negligence of Adams, Harkness & Hill. In the event of a liquidation of Tanning, Tanning agreed to pay Adams, Harkness & Hill a fee of $250,000.

         Pursuant to the terms of the Adams, Harkness & Hill engagement letter, Adams, Harkness & Hill was retained by the special committee to advise the special committee and the board of directors and render an opinion as to the fairness, from a financial point of view, to the stockholders of Tanning of the consideration to be received by such stockholders in connection with the merger. Adams, Harkness & Hill is a nationally recognized investment banking firm and is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for corporate and other purposes.

         At the meeting of the special committee on April 18, 2003, Adams, Harkness & Hill rendered its fairness opinion, in writing, that, as of that date, based upon and subject to the various considerations set forth in the fairness opinion, the per share merger consideration to be paid pursuant to the merger agreement is fair, from a financial point of view, to the holders of Tanning common stock.

         The full text of the fairness opinion dated April 18, 2003, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Adams, Harkness & Hill in rendering its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. Stockholders are urged to, and should, read the opinion carefully and in its entirety. The fairness opinion is directed to the special committee and addresses only the fairness, from a financial point of view, of the consideration to be received by the stockholders of Tanning pursuant to the merger agreement as of April 18, 2003, and does not address any other aspect of the merger or constitute a recommendation to any holder of common stock as to how to vote at the special meeting. The description of the fairness opinion set forth in this proxy statement is only a summary and stockholders should refer to the full text of the fairness opinion.

         The following is a summary of the various sources of information and valuation methodologies used by Adams, Harkness & Hill in arriving at its fairness opinion. To assess the fairness of the transaction, Adams, Harkness & Hill employed analyses based on the following:

         - public company peers' financial performance and relative valuations;

         - relative valuation and transaction premiums associated with selected precedent transactions;

         - absolute and relative stock price performance;

         - liquidation analysis; and

         - evaluation of the market for Tanning.

         In conducting its investigation and analysis and in arriving at its opinion, Adams, Harkness & Hill reviewed the information and took into account the investment, financial and economic factors it deemed relevant and material under the circumstances. The material actions undertaken by Adams, Harkness & Hill in its capacity as financial advisor to the special committee were as follows:

         - conducted a comprehensive selling process soliciting interest from a broad set of prospective strategic and financial buyers;

         - reviewed the terms of the draft merger agreement furnished to Adams, Harkness & Hill by Tanning on April 17, 2003;


         - reviewed publicly available information, including but not limited to Tanning's recent filings with the SEC;


         - reviewed certain financial projections for Tanning prepared and provided to Adams, Harkness & Hill by Tanning management;

         - participated in discussions with Tanning management concerning the operations, business strategy, financial performance and prospects for Tanning;

         - discussed the financial and strategic rationale for the merger with the special committee and Platinum Equity representatives;


         - compared the historical market prices and trading activity of Tanning's common stock with those of other publicly traded companies that Adams, Harkness & Hill deemed relevant;



         - compared the financial position and operating results of Tanning with those of other publicly traded companies that Adams, Harkness & Hill deemed relevant;


         - compared the proposed financial terms of the merger with the terms of other change of control transactions that Adams, Harkness & Hill deemed relevant;

         - reviewed the liquidation analysis prepared by Tanning management;

         - assisted in negotiations and discussions related to the merger among Tanning, representatives of Platinum Equity and their respective legal advisors; and

         - conducted other financial studies, analyses and investigations as Adams, Harkness & Hill deemed appropriate for purposes of its opinion.

         In rendering its fairness opinion, Adams, Harkness & Hill assumed and relied upon the accuracy and completeness of all of the financial and other information that was publicly available or provided to Adams, Harkness & Hill by, or on behalf of, Tanning, and did not independently verify such information. Adams, Harkness & Hill assumed, with the special committee's consent, that:

         - all material assets and liabilities (contingent or otherwise, known or unknown) of Tanning are as set forth in its financial statements;

         - obtaining any regulatory and other approvals and third party consents required for consummation of the merger would not have a material effect on the anticipated benefits of the merger; and

         - the merger would be consummated in accordance with the terms set forth in the merger agreement.

         Adams, Harkness & Hill also assumed that the management projections were reasonably prepared and based upon the best available estimates and good faith judgments of Tanning's management as to the future performance of Tanning.

         In conducting its review, Adams, Harkness & Hill did not obtain an independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of Tanning. Adams, Harkness & Hill's fairness opinion did not predict or take into account any possible economic, monetary or other changes which may occur, or information which may come available, after the date of its written fairness opinion.

         For purposes of its analyses, Adams, Harkness & Hill assumed that there would be 20,802,305 shares of Tanning common stock outstanding at the effective time of the merger, resulting in a per share merger consideration of $1.1537.

  PUBLIC COMPANY PEER ANALYSIS

         Tanning is a provider of information technology services and solutions to organizations in a broad range of industries. Adams, Harkness & Hill established a group of eight publicly-traded companies in the technology services industry that it deemed comparable to Tanning based on their similar information technology services and solutions offerings, the markets served, and their financial performance (collectively, the "Peer Group Companies").

         Adams, Harkness & Hill compared certain financial measures and metrics of Tanning with those of the Peer Group Companies. Such information included:


         - market value;



         - enterprise value;



         - last twelve months revenue;



         - last twelve months earnings before interest, taxes, depreciation and amortization, referred to as EBITDA;

         - net cash; and



         - ratio of market capitalization to net cash.


         All financial measures and metrics involving the Peer Group Companies' common stock prices per share are as of the close of trading on April 17, 2003. The Peer Group Companies consist of the following public companies (in alphabetical order):

                                                                      Last Twelve     Last Twelve
                                                      Enterprise        Months          Months
Company                            Market Value(1)     Value(1)       Revenue(2)       EBITDA(2)      Net Cash(2)
-------                            ---------------   -------------   -------------   -------------   -------------
                                    (in millions)    (in millions)   (in millions)   (in millions)   (in millions)
Answerthink                              $93             $ 27            $156            $ 24             $66
Braun Consulting                         $18             $(14)           $ 46            $(13)            $32
DiamondCluster International             $53             $(34)           $143            $  5             $87
Edgewater Technology                     $48             $  1            $ 19            $ (2)            $47
Eloyalty                                 $23             $(17)           $ 87            $ (6)            $40
Epresence                                $43             $ (7)           $ 32            ($12)            $50
Inforte                                  $73             $  6            $ 40            $  7             $67
Technology Solutions Corporation         $41             $(15)           $ 83            $ 15             $55
Stripped Mean(3)                         $47             $ (8)           $ 72            $  1             $54

---------------

(1) Market value is derived from share prices as of the close of trading on April 17, 2003 and the financial data information and the number of fully diluted shares outstanding are taken from each company's most recent SEC filings. To determine enterprise value, market value is adjusted for a company's debt and cash positions by adding the debt balance and subtracting the cash balance.

(2) Last twelve months revenue, last twelve months EBITDA and net cash data are obtained from each Peer Group Company's most recent SEC filings.


(3) Stripped mean is defined as the mean of the Peer Group Companies, excluding the minimum and maximum values of the Peer Group Companies.



         Based on its expertise in valuation of publicly-traded companies and, in particular, its research into the performance variables considered by investors when assessing relative value among the Peer Group Companies, Adams, Harkness & Hill concluded that, due to the lack of revenue and profit visibility presently associated with publicly traded companies in the information technology services industry these companies are trading primarily based on the individual company's ratio of market value to net cash. Market value is calculated as the product of a company's common stock price per share (Adams, Harkness & Hill used the closing price on April 17, 2003, the day before the signing of the merger agreement) multiplied by the number of diluted shares outstanding. Net cash is calculated as cash on hand less debt.

         In order of descending ratios of market value to net cash, the Peer Group Companies ranked as follows:

                                                            Ratio of Market
                                                               Value to
Company                                                     Net Cash(1),(2)
-------                                                     ---------------
Answerthink                                                      1.4x
Inforte                                                          1.1x
Edgewater Technology                                             1.0x
Epresence                                                        0.9x
Technology Solutions Corporation                                 0.7x
Braun Consulting                                                 0.6x
DiamondCluster International                                     0.6x
Eloyalty                                                         0.6x
Stripped Mean(3)                                                 0.8x

---------------

(1) Market value derived from share prices as of close of trading on April 17, 2003 and fully diluted shares outstanding taken from each company's most recent SEC filings.

(2) Net cash data are obtained from each respective Peer Group Company's most recent SEC filings.


(3) Stripped mean is defined as the mean of the Peer Group Companies, excluding the minimum and maximum values of the Peer Group Companies.


         Adams, Harkness & Hill noted that the market value to net cash ratio of approximately 0.7x implied by the $1.1537 per share merger consideration was within the range of the market value to net cash multiples of the Peer Group Companies.

  PRECEDENT TRANSACTION ANALYSIS


         Adams, Harkness & Hill assessed the transaction premiums and relative valuations associated with selected precedent publicly disclosed acquisitions it deemed relevant. Adams, Harkness & Hill reviewed nine precedent transactions related specifically to information technology services companies. Each of the nine precedent transactions were announced after January 1, 2001, and all nine transactions involved the acquisition of the equity shares of publicly traded companies for which share price data was available.


         Premiums paid in precedent public company change of control transactions typically imply the range of consideration acquirors are willing to pay above a seller's stock price prior to or at the time of the announcement of the relevant transaction. In chronological order, the selected transactions used in Adams, Harkness & Hill's analysis were:

  PRECEDENT TRANSACTION ANALYSIS -- INFORMATION TECHNOLOGY SERVICES ACQUISITIONS

                                                                         Transaction    1 Day    10 Days   30 Days
                                          Announcement    Transaction     Value/Net    Premium   Premium   Premium
Target                      Acquiror          Date         Value(1)        Cash(1)       (2)       (2)       (2)
------                    -------------   ------------   -------------   -----------   -------   -------   -------
                                                         (in millions)
Razorfish, Inc.           SBI & Co.         11/21/02        $  8.2          1.0x          6%         8%      39%
Lante Corp.               SBI & Co.          7/18/02        $ 42.4          0.9x        100%        89%      53%
Viant Corp.               divine Inc.         4/5/02        $ 82.7          0.7x         13%         5%      19%
Renaissance               Aquent            10/05/01        $106.2          1.9x         60%       120%      67%
Worldwide Organic Inc.    Seneca             9/18/01        $  5.8          0.2x         14%       -18%      32%
                          Investments
                          LLC
Agency.com Ltd.           Seneca             6/26/01        $ 53.8          0.8x         31%        29%      31%
                          Investments
                          LLC
Aris                      CIBER              6/14/01        $ 27.4          2.5x         47%        47%     130%
C-Bridge Internet
  Solutions               Excelon Corp.      5/22/01        $ 83.9          1.8x         38%        37%     144%
Mainspring                IBM                4/19/01        $ 83.7          1.4x         33%       117%      73%

---------------


(1) All transaction value statistics are derived from Thomson Financial database, or each company's most recent SEC filings prior to the respective acquisition.


(2) All premium information is from Thomson Financial database or calculated through trading statistics and deal value on a price per share basis.

         Based upon Adams, Harkness & Hill's analysis of premiums paid in selected precedent transactions involving information technology services companies, the stripped mean premiums paid to sellers' share prices for the thirty days, ten days and one day prior to announcement are listed below:

                        1 Day Premium Prior to   10 Days Premium Prior to   30 Days Premium Prior to
                           Announcement(1)           Announcement(1)            Announcement(1)
                        ----------------------   ------------------------   ------------------------
Stripped Mean (2)                 34%                       47%                        61%

---------------

(1) All premium information is from Thomson Financial database or calculated through trading statistics and deal value on a price per share basis.

(2) Stripped mean is defined as the mean of the premiums paid to sellers' share prices in the selected precedent transaction one (1), ten (10) and thirty
    (30) days prior to announcement, excluding the minimum and maximum premiums paid to sellers' share prices in the selected precedent transactions one
    (1), ten (10) and thirty (30) days prior to announcement.

         The following table presents the range of implied values of Tanning's stock, calculated using the stripped mean premiums shown above and applying Tanning's share price one day, ten days and thirty days prior to announcement:

                                      1 Day Prior to       10 Days Prior to   30 Days Prior to
                                     Announcement(1)       Announcement(1)    Announcement(1)
                                  ----------------------   ----------------   ----------------
Implied Value per Share                   $1.11                 $1.26              $1.37

---------------

(1) One (1), ten (10) and thirty (30) days prior to announcement, Tanning closing share prices were $0.83, $0.86 and $0.85, respectively.

         Adams, Harkness & Hill also analyzed the transaction value to net cash multiples paid in the three most recent precedent transactions, because Adams, Harkness & Hill deemed each of these transactions, each of which was announced in 2002, to be more reflective of current market conditions than the earlier selected precedent transactions. The transaction value to net cash multiples in divine, inc.'s acquisition of Viant Corp. and SBI & Co.'s acquisitions of each of Lante Corp. and Razorfish, Inc. were 0.7x, 0.9x and 1.0x, respectively. The following table presents the range of implied values of Tanning's stock, calculated using the 2002 transaction value to net cash multiples noted:

                                           0.7x Transaction   0.9x Transaction   1.0x Transaction
                                              Value/Net          Value/Net          Value/Net
                                            Cash Multiple      Cash Multiple      Cash Multiple
                                           ----------------   ----------------   ----------------
Implied Value per Share (1)                     $1.19              $1.52              $1.69

---------------


(1) Net cash figures provided by Tanning and 20,802,305 shares are assumed outstanding.


  STOCK PRICE PERFORMANCE ANALYSIS

         Adams, Harkness & Hill examined the following common stock closing price data for Tanning:

         - price performance from April 17, 2000 through April 17, 2003, compared to the performance of the Nasdaq Composite;

         - price performance from April 17, 2000 through April 17, 2003, compared to an index of the S&P 500 Composite; and

         - price performance from April 17, 2000 through April 17, 2003, compared to an index of the Peer Group Companies.

         Based on the above analyses, Adams, Harkness & Hill observed that, from April 17, 2000 through April 17, 2003, Tanning's per share price had decreased 96.1%. During the same time period, the Nasdaq composite decreased 59.7% and the S&P 500 composite decreased 36.2%. Adams, Harkness & Hill also observed that the value of the Peer Group Companies decreased by 90.7% during the same time period.

  LIQUIDATION ANALYSIS

         Adams, Harkness & Hill considered the per share liquidation value to be received by holders of Tanning's common stock if Tanning were to commence a liquidation on March 31, 2003. Adams, Harkness & Hill relied upon the liquidation analysis, which was prepared for the special committee by Tanning's management as of April 10, 2003.

         In reviewing the liquidation analysis, Adams, Harkness & Hill analyzed the assumptions made by Tanning's management in determining the estimated realizable cash value range of each of Tanning's specific asset classes, including: (i) cash and cash equivalents, (ii) accounts receivables, (iii) other receivables, (iv) prepaid expenses and other current assets, (v) fixed assets and (vi) other long-term assets. Based upon the specific asset class analyses, Tanning's management estimated the value of Tanning's assets, assuming an orderly liquidation, to be in the range of approximately $38.5 million to $40.6 million.


         In reviewing the liquidation analysis, Adams, Harkness & Hill analyzed the assumptions made by Tanning's management in determining the estimated realizable range of claims against Tanning for each of Tanning's specific liability classes, including: (i) accounts payable, (ii) accrued liabilities,
(iii) deferred revenue, (iv) income tax payable and (v) other long-term liabilities. Adams, Harkness & Hill also analyzed the assumptions made by Tanning's management in determining total liquidation expenses by reviewing Tanning-provided information including: (i) anticipated employee severance costs, (ii) lease obligations, (iii) incremental D&O insurance, (iv) legal, audit and other professional fees and (v) additional contingencies. Based upon the specific liability and liquidation expense analyses, Tanning's management estimated the value of Tanning's liabilities and liquidation expenses, assuming an orderly liquidation, to be in the range of approximately $15.7 million to $19.9 million.


         In estimating the value of Tanning in an orderly liquidation, Adams, Harkness & Hill subtracted the value of the liabilities and liquidation expenses as determined by Tanning's management from the adjusted values of Tanning's tangible and intangible assets as determined by Tanning's management. Adams, Harkness & Hill then assumed a range of approximately $4 million to $10 million would be held in escrow for three years to cover any unforeseen liabilities, and that the $4 million to $10 million would be subsequently returned to Tanning stockholders over a three-year period. Ultimately, the liquidation analysis resulted in an equity value range of approximately $16.6 million to $23.9 million, or $0.80 to $1.15 per share on a present value basis.

         Adams, Harkness & Hill relied upon and assumed, without independent verification, that the liquidation analysis provided to it was reasonably prepared and reflected the best currently available information concerning the assets, liabilities and other aspects of Tanning, and that there was no material change in the assets, financial condition, business or prospects of Tanning since the date of the most recent information made available to it. Adams, Harkness & Hill did not independently verify the accuracy or completeness of the liquidation analysis supplied to it with respect to Tanning and did not and does not assume responsibility for the accuracy or completeness of such information. The liquidation analysis was based on business, general economic, market and other conditions that reasonably could be evaluated by Adams, Harkness & Hill as of the date of the liquidation analysis, respectively. Subsequent events that could affect the estimates set forth therein include adverse changes in industry performance or market conditions and changes to the business, financial condition and results of operations of the company. Adams, Harkness & Hill is under no obligation to update, revise or reaffirm the liquidation analysis.

         Except as disclosed in the liquidation analysis, Adams, Harkness & Hill assumed that Tanning has no material contingent assets or liabilities, no unusual obligations or substantial commitments other than those incurred in the ordinary course of business, and no pending or threatened litigation that would have a material effect on Tanning. The liquidation analysis assumed that Tanning would continue operations for thirty-six months after commencing liquidation and would reach settlements with remaining customers at the end of that period. At the request of the special committee, Adams, Harkness & Hill assumed that Tanning would effect the liquidation via a liquidating trust. Adams, Harkness & Hill also assumed that Tanning would be required to withhold a certain amount of cash from any initial liquidating distribution sufficient to satisfy its known liabilities, including customer obligations, and that over a three-year period, any remaining cash would be distributed to stockholders. The analysis also assumed that no income tax liability would be incurred by Tanning in connection with the liquidation process.

         Adams, Harkness & Hill was not requested to consider, and Adams, Harkness & Hill expressed no opinion as to the relative merits of a liquidation as compared to any alternative business strategies that might exist for Tanning or the effect of any other alternative in which Tanning might engage.


  EVALUATION OF THE MARKET FOR TANNING


         In evaluating the fairness of the merger consideration, Adams, Harkness & Hill also considered its solicitation of interest from a broad set of prospective strategic and financial buyers of Tanning, and the evaluation of the available opportunities for selling Tanning to those prospective buyers. In Adams, Harkness & Hill's view, the fair market value of a company is best established by the price that a willing buyer would pay to a willing seller in a comprehensive competitive selling process. In undertaking this effort, Adams, Harkness & Hill undertook a comprehensive competitive selling process in its attempt to maximize value for Tanning stockholders. Adams, Harkness & Hill approached:

         Strategic Buyers: Adams, Harkness & Hill marketed Tanning to an extensive set of potential buyers that participate in the information technology services market. These potential buyers provided negative feedback about the strategic and financial value of the business, citing, among other reasons, Tanning's poor financial performance and small customer base.

         Financial Buyers: Adams, Harkness & Hill marketed Tanning to a range of financial buyers that had previously expressed interest in evaluating acquisitions of public technology companies. There were a limited number of parties interested in the business.

         In spite of the comprehensive sales process, Adams, Harkness & Hill recognized there may have been a potential buyer it did not contact. Consequently, the terms of the merger agreement relating to the ability of an alternative buyer to make a superior offer and complete a transaction were important to the comprehensiveness of a competitive process. The merger agreement provided for the special committee to entertain discussions with any prospective buyer that submitted a higher, qualified offer.

  SUMMARY OF FINANCIAL AND COMPARATIVE ANALYSES

         The foregoing summary does not purport to be a complete description of the analyses performed by Adams, Harkness & Hill. The preparation of a fairness opinion is a complex process. Adams, Harkness & Hill believes that its analyses must be considered as a whole, and that selecting portions of such analysis without considering all analyses and factors would create an incomplete view of the processes underlying its fairness opinion. Adams, Harkness & Hill did not attempt to assign specific weights to particular analyses or factors considered by it. Any estimates contained in Adams, Harkness & Hill's analyses are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth therein. Estimates of values of companies do not purport to be appraisals or necessarily to reflect the prices at which companies may actually be sold. Such estimates are inherently subject to uncertainty. Adams, Harkness & Hill advised the special committee and the board of directors that the financial and comparative analyses conducted by it in rendering its fairness opinion (specifically, the peer group analysis, the selected precedent transactions analysis, the historical stock price performance analysis, the liquidation analysis and the evaluation of the market for Tanning) constituted a "going concern" analysis of Tanning. Taken together, the information and analyses employed by Adams, Harkness & Hill lead to Adams, Harkness & Hill's overall opinion that the per share merger consideration to be received by stockholders at Tanning is fair, from a financial point of view, to such holders.

CERTAIN LITIGATION


         On April 23, 2003, one of our stockholders filed a purported class action lawsuit in the Court of Chancery of the State of Delaware against Tanning, our board of directors and Platinum Equity alleging claims of breach of fiduciary duty. The complaint seeks an injunction preventing the merger, rescission of the merger, in the event the merger is completed, compensatory damages and an award of costs and attorneys' fees. On May 8, 2003, another of our stockholders filed a similar lawsuit in the Court of Chancery of the State of Delaware. We believe that the claims alleged in both lawsuits are without merit and intend to defend ourselves vigorously.


FINANCING OF THE MERGER

         The merger is not conditioned on any financing arrangements.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO OUR STOCKHOLDERS

         The following is a summary of United States federal income tax consequences of the merger to stockholders whose shares of our common stock are converted into the right to receive cash under the merger. The discussion is for general information purposes only and does not purport to consider all aspects of United States federal income taxation that might be relevant to our stockholders. The discussion is based on current law which is subject to change, possibly with retroactive effect. The discussion applies only to stockholders who hold shares of our common stock as capital assets, and may not apply to shares of our common stock received in connection with the exercise of employee stock options or otherwise as compensation, or to certain types of stockholders (such as insurance companies, banks, tax-exempt organizations, financial institutions and broker-dealers) who may be subject to special rules. This discussion does not discuss the tax consequences to any stockholder who, for United

States federal income tax purposes, is a non-resident alien individual, foreign corporation, foreign partnership or foreign estate or trust, and does not address any aspect of state, local or foreign tax laws.

         The receipt of cash for shares of our common stock in the merger will be a taxable transaction for United States federal income tax purposes. In general, a stockholder who surrenders shares of our common stock for cash in the merger will recognize capital gain or loss for United States federal income tax purposes equal to the difference, if any, between the amount of cash received and the stockholder's adjusted tax basis in the shares of our common stock surrendered. Gain or loss will be determined separately for each block of shares (i.e., shares acquired at the same cost in a single transaction) surrendered for cash pursuant to the merger. Such gain or loss will be long-term capital gain or loss provided that a stockholder's holding period for such shares is more than one year at the time of the completion of the merger. Long-term capital gains of individuals are eligible for reduced rates of taxation. There are limitations on the deductibility of capital losses.

         Backup withholding will apply to all cash payments to which a holder of shares or other payee is entitled pursuant to the merger agreement, unless the stockholder or other payee provides a taxpayer identification number (social security number, in the case of individuals, or employer identification number, in the case of other stockholders), certifies that such number is correct, and otherwise complies with the backup withholding tax rules. Each of our stockholders and, if applicable, each other payee, should complete and sign the Substitute Form W-9 which will be included as part of the letter of transmittal and return it to the paying agent, in order to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the paying agent.

         Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your United States federal income tax liability provided the required information is furnished to the IRS.

         The United States federal income tax consequences set forth above are for general information purposes only and are not intended to constitute a complete description of all tax consequences relating to the merger. Because individual circumstances may differ, each stockholder should consult the stockholder's tax advisor regarding the applicability of the rules discussed above to the stockholder and the particular tax effects to the stockholder of the merger, including the application of state, local and foreign tax laws.

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER

         Members of our board of directors and our executive officers have various interests in the merger described in this section that may be in addition to, or different from, the interests of our stockholders generally. The members of our board of directors were aware of these interests and considered them at the time they approved the merger agreement. You should keep this in mind when considering the recommendation of our board of directors for the proposal to adopt the merger agreement.


         The merger agreement provides that following the merger Tiger Holding and the surviving corporation will indemnify and hold harmless, and provide advancement of expenses to, all past and present directors, officers and employees of Tanning to the fullest extent such persons are indemnified or have the right to advancement of expenses under Tanning's certificate of incorporation and by-laws as of the date of the merger agreement for acts or omissions occurring at or prior to the merger. For six years after the merger, the surviving company must maintain our existing officers' and directors' liability insurance or maintain a run-off or tail policy or endorsement with an insurance carrier having a claims paying rate at least equal to Tanning's current carrier, for acts or omissions occurring prior to the merger which covers the same people covered by the existing policy and with coverage at least as favorable as the existing policy. In no case will the surviving corporation be obligated to pay annual premiums in excess of 250% of the amount per annum we paid in our last full fiscal year. If the surviving corporation merges or consolidates with another entity and is not the survivor, or the surviving corporation transfers or conveys all or substantially all of its properties or assets to another entity, Tiger Holding must assure that proper provision is made so that the successors or assigns of Tanning will assume the obligation to provide directors' and officers' liability insurance. The merger agreement also provides that Tanning will obtain six years of run-off or tail directors' and officers' liability coverage covering each person covered by the existing directors' and officers' liability insurance and providing coverage as favorable to each person as the existing policy from an insurance carrier having a claims paying rate at least equal to Tanning's current carrier.



         Pursuant to the Tanning Technology Corporation Change in Control Plan, Greg Conley, Jeff Greenblatt, Adesh Gupta, Melinda Hall, Katherine Scherping, Larry G. Tanning, and Mark Teflian would be entitled to severance pay and benefits if terminated under certain circumstances in anticipation of or within twelve months following the merger. Under the Change in Control Plan: (i) Mr. Greenblatt and Ms. Hall would be entitled to a lump sum severance payment equal to 50% of their respective annual salaries and continued medical benefits for six months; (ii) Ms. Scherping would be entitled to a lump sum severance payment equal to 75% of her annual salary and continued medical benefits for nine months; (iii) Mr. Gupta would be entitled to a lump sum severance payment equal to ten months of his annual salary and continued medical benefits for ten months; (iv) Mr. Conley would be entitled to a lump sum severance payment equal to his annual salary plus the greater of $170,000, and the amount of annual incentive pay he actually received for the preceding fiscal year, pro rated based on the number of days he is employed during the year in which he is terminated and continued medical benefits for twelve months; (v) Mr. Teflian would be entitled to a lump sum severance payment equal to six months of his annual salary plus any guaranteed incentive payment in effect at the time of termination and continued medical benefits for six months; and (vi) Mr. Tanning would be entitled to a lump sum severance payment equal to his annual salary and continued medical benefits for twelve months.

APPRAISAL RIGHTS

         The discussion of the provisions set forth below is not a complete summary regarding your appraisal rights under Delaware law and is qualified in its entirety by reference to the text of the relevant provisions of Delaware law, which are attached to this proxy statement as Annex D. Stockholders intending to exercise appraisal rights should carefully review Annex D. Failure to follow precisely any of the statutory procedures set forth in Annex D may result in a termination or waiver of these rights.

         If the merger is completed, dissenting holders of our common stock who follow the procedures specified in Section 262 of the Delaware General Corporate Law within the appropriate time periods will be entitled to have their shares of our common stock appraised by a court and to receive the "fair value" of such shares in cash as determined by the Delaware Court of Chancery in lieu of the consideration that such stockholders would otherwise be entitled to receive pursuant to the merger agreement.

         The following is a brief summary of Section 262, which sets forth the procedures for dissenting from the merger and demanding statutory appraisal rights. Failure to follow the procedures set forth in Section 262 precisely could result in the loss of appraisal rights. This proxy statement constitutes notice to holders of Tanning's common stock concerning the availability of appraisal rights under Section 262. A stockholder of record wishing to assert appraisal rights must hold the shares of stock on the date of making a demand for appraisal rights with respect to such shares and must continuously hold such shares through the effective time of the merger.


         Stockholders who desire to exercise their appraisal rights must satisfy all of the conditions of Section 262. A written demand for appraisal of shares must be filed with us before the special meeting on June 12, 2003. This written demand for appraisal of shares is in addition to and separate from a vote against the adoption of the merger agreement. Stockholders electing to exercise their appraisal rights must not vote "for" the adoption of the merger agreement. Any proxy or vote against the merger will not constitute a demand for appraisal within the meaning of Section 262.


         A demand for appraisal must be executed by or for the stockholder of record, fully and correctly, as such stockholder's name appears on the share certificate. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the shares are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in our common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below and in a timely manner to perfect whatever appraisal rights the beneficial owners may have.

         Stockholders who elect to exercise appraisal rights should mail or deliver his, her or its written demand to Tanning at its address at 4600 South Syracuse Street, Suite 300, Denver, Colorado 80237, Attention: Jeffrey Greenblatt, Secretary. The written demand for appraisal should specify the stockholder's name and mailing address, and that the stockholder is thereby demanding appraisal of his or her Tanning common stock. Within ten days after the effective time of the merger, we must provide notice of the effective time of the merger to all of our stockholders who have complied with Section 262 and have not voted for the adoption of the merger agreement.


         Within 120 days after the effective time of the merger, but not after, any stockholder who has satisfied the requirements of Section 262 may deliver to us a written demand for a statement listing the aggregate number of shares not voted in favor of the merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Tanning, as the surviving corporation in the merger, must mail any such written statement to the stockholder no later than the later of ten days after the stockholders' request is received by us or ten days after the latest date for delivery of a demand for appraisal under Section 262.

         Within 120 days after the effective time of the merger, but not after, either Tanning or any stockholder who has complied with the required conditions of Section 262 and who is otherwise entitled to appraisal rights may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the Tanning shares of stockholders entitled to appraisal rights. We have no present intention to file such a petition if demand for appraisal is made.

         Upon the filing of any petition by a stockholder in accordance with
Section 262, service of a copy must be made upon us, which must, within 20 days after service, be filed in the office of the Register in Chancery in which the petition was filed, and we will provide a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by us. If a petition is filed by us, the petition must be accompanied by the verified list. The Register in Chancery, if so ordered by the court, will give notice of the time and place fixed for the hearing of such petition by registered or certified mail to us and to the stockholders shown on the list at the addresses therein stated, and notice will also be given by publishing a notice at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or such publication as the court deems advisable. The forms of the notices by mail and by publication must be approved by the court, and the costs thereof will be borne by us. The Delaware Court of Chancery may require the stockholders who have demanded an appraisal for their shares (and who hold stock represented by certificates) to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings and the Delaware Court of Chancery may dismiss the proceedings as to any stockholder that fails to comply with such direction.

         If a petition for an appraisal is filed in a timely fashion, after a hearing on the petition, the court will determine which stockholders are entitled to appraisal rights and will appraise the shares owned by these stockholders, determining the fair value of such shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest to be paid, if any, upon the amount determined to be the fair value.

         Tanning stockholders considering seeking appraisal of their shares should note that the fair value of their shares determined under Section 262 could be more, the same or less than the consideration they would receive pursuant to the merger agreement if they did not seek appraisal of their shares. The costs of the appraisal proceeding may be determined by the court and taxed against the parties as the court deems equitable under the circumstances. Upon application of a dissenting stockholder, the court may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all shares entitled to appraisal. In the absence of a determination or assessment, each party must bear his, her or its own expenses. The exchange of shares for cash pursuant to the exercise of appraisal rights will be a taxable transaction for United States federal income tax purposes and possibly state, local and foreign income tax purposes as well. See "Material U.S. Federal Income Tax Consequences of the Merger to Our Stockholders" on page 37.


         Any stockholder who has duly demanded appraisal in compliance with
Section 262 will not, after the effective time of the merger, be entitled to vote for any purpose the shares subject to appraisal or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to stockholders of record at a date prior to the effective time of the merger.

         At any time within sixty days after the effective time of the merger, any stockholder will have the right to withdraw his demand for appraisal and to accept the terms offered in the merger agreement. After this period, a stockholder may withdraw his demand for appraisal and receive payment for his shares as provided in the merger agreement only with our consent. If no petition for appraisal is filed with the court within 120 days after the effective time of the merger, stockholders' rights to appraisal (if available) will cease. Inasmuch as we have no obligation to file such a petition, any stockholder who desires a petition to be filed is advised to file it on a timely basis. No petition timely filed in the court demanding appraisal may be dismissed as to any stockholder without the approval of the court, which approval may be conditioned upon such terms as the court deems just.

         Failure by any stockholder to comply fully with the procedures described above and set forth in Annex D to this proxy statement may result in termination of the stockholder's appraisal rights.

FORM OF THE MERGER


         Subject to the terms and conditions of the merger agreement and in accordance with Delaware General Corporation Law, at the effective time of the merger, Merger Sub, a wholly owned subsidiary of Tiger Holding and a party to the merger agreement, will merge with and into Tanning. Tanning will survive the merger as a wholly owned subsidiary of Tiger Holding.

CONVERSION OF SHARES; PROCEDURES FOR EXCHANGE OF CERTIFICATES

         The conversion of our common stock into the right to receive the per share merger consideration, without interest, will occur automatically at the effective time of the merger. Promptly after the effective time of the merger, the paying agent will send a letter of transmittal to each former Tanning stockholder. The letter of transmittal will contain instructions for obtaining cash in exchange for shares of our common stock. Stockholders should not return stock certificates with the enclosed proxy.

         In the event of a transfer of ownership of our common stock that is not registered in the records of our transfer agent, the cash consideration for shares of our common stock may be paid to a person other than the person in whose name the certificate so surrendered is registered if:

         - the certificate is properly endorsed or otherwise is in proper form for transfer; and

         - the person requesting such payment (a) pays any transfer or other taxes resulting from the payment to a person other than the registered holder of the certificate or (b) establishes to the paying agent that the tax has been paid or is not applicable.

         The cash paid upon conversion of shares of our common stock will be issued in full satisfaction of all rights relating to the shares of our common stock.

                              THE MERGER AGREEMENT

         This section of this proxy statement describes the material provisions of the merger agreement but does not purport to describe all of the terms of the merger agreement. The following summary is qualified in its entirety by reference to the complete text of the merger agreement, which is attached as Annex A to this proxy statement and is incorporated into this proxy statement by reference. We urge you to read the full text of the merger agreement because it is the legal document that governs the merger.

THE MERGER


         The merger agreement provides for the merger of Merger Sub with and into Tanning upon the terms, and subject to the conditions, of the merger agreement. As the surviving corporation, we will survive the merger and continue to exist as a wholly owned subsidiary of Tiger Holding. The merger will be effective at the time a certificate of merger is duly filed with the Secretary of State of the State of Delaware (or at such later time, if agreed upon by the parties and specified in the certificate of merger filed with the Secretary of State). We expect to complete the merger as promptly as practicable after our stockholders adopt the merger agreement.



         We or Tiger Holding may terminate the merger agreement prior to the completion of the merger in some circumstances, whether before or after the adoption of the merger agreement by our stockholders. Additional details on termination of the merger agreement are described in " The Merger Agreement--Termination of the Merger Agreement."

MERGER CONSIDERATION

         Each share of our common stock issued and outstanding immediately before the merger (other than shares held in treasury, shares held by Tiger Holding or Merger Sub, and shares held by holders who have chosen to exercise their appraisal rights) will be converted into the right to receive an amount in cash equal to the quotient obtained by dividing $24,000,000, less any amount payable to holders of options to purchase shares of our common stock, by the number of shares of our common stock outstanding immediately prior to the effective time of the merger. After the merger is effective, each holder of a certificate representing any of these shares of our common stock will no longer have any rights with respect to the shares, except for the right to receive the product obtained by multiplying the per share merger consideration by the number of shares of our common stock represented by such certificate, rounded down to the nearest whole cent. Each share of our common stock held by us as treasury shares or held by Tiger Holding or Merger Sub at the time of the merger will be canceled without any payment.

DIRECTORS AND OFFICERS

         Upon completion of the merger, the directors and officers of Merger Sub will be the directors and officers of the surviving corporation until they resign, are removed, or otherwise cease to be directors. The bylaws of Merger Sub will govern the filling of any vacancies in the board of directors and the appointment of new officers.

TREATMENT OF STOCK OPTIONS


         The merger agreement provides that, prior to the effective time of the merger, Tanning's board shall take any actions necessary to cause each option to purchase shares of our common stock outstanding under Tanning's stock option plan to be canceled at the effective time of the merger in exchange for the right to receive a cash payment immediately following the effective time of the merger equal to the excess of the amount the holder would have received if he or she had exercised such option immediately prior to the effective time of the merger over the aggregate exercise price of the option. All amounts payable are subject to applicable withholding taxes.


DISSENTING STOCKHOLDERS

         The merger agreement provides that those stockholders who have properly exercised and perfected their appraisal rights will not have the right to receive the merger consideration, but will receive payment in cash for the fair value of their shares of our common stock as determined in accordance with Delaware law. If a holder fails to perfect or withdraws or loses his or her right to appraisal of our common stock after the effective time, his or her shares will be treated as if they had been converted into and are exchangeable for the right to receive the merger consideration without interest and the stockholder's right to appraisal will be extinguished. Tanning must give Tiger

Holding prompt notice of demands for appraisal and Tanning may not make a payment with respect to a demand for appraisal or settle any such demands without Tiger Holding's prior written consent. Additional details on appraisal rights are described above in "The Merger -- Appraisal Rights."

PAYMENT FOR THE SHARES

         Before the merger, Tiger Holding will designate a paying agent reasonably acceptable to us to make payment of the merger consideration as contemplated by the merger agreement. At the time of the merger, and as needed, Tiger Holding will deposit in trust with the paying agent the funds appropriate to pay the merger consideration to the stockholders on a timely basis.

         At the close of business on the day of the completion of the merger, we will close our stock ledger. After that time, the surviving corporation will not transfer common stock on its stock transfer books.

         As promptly as practicable after the completion of the merger, the paying agent will send you a letter of transmittal and instructions advising you how to surrender your certificates in exchange for the merger consideration. The paying agent will promptly pay you your merger consideration after you have (1) surrendered your certificate(s) to the paying agent and (2) provided to the paying agent a properly completed letter of transmittal and any other items specified by the letter of transmittal. Interest will not be paid or accrue in respect of cash payments. The surviving corporation will reduce the amount of any merger consideration paid to you by any applicable withholding taxes. YOU SHOULD NOT FORWARD YOUR STOCK CERTIFICATES TO THE PAYING AGENT WITHOUT A LETTER OF TRANSMITTAL, AND YOU SHOULD NOT RETURN YOUR STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD.

         If the paying agent is to pay some or all of your merger consideration to a person other than you, you must have your certificates properly endorsed or otherwise in proper form for transfer, and you must pay any transfer or other taxes payable by reason of the transfer or establish to the surviving corporation's satisfaction that the taxes have been paid or are not required to be paid.


         The letter of transmittal instructions will tell you what to do if you have lost your certificate, or if it has been stolen or destroyed. You will have to provide an affidavit to that fact and, if required by the surviving corporation, post a bond in an amount that the surviving corporation may reasonably direct as indemnity against any claim that may be made against it in respect of the certificate.


REPRESENTATIONS AND WARRANTIES

         In the merger agreement, Tanning and Tiger Holding each made representations and warranties relating to, among other things:

         - corporate existence and power;

         - corporate authorization;

         - governmental authorization;

         - non-contravention;

         - finders' fees;

         - disclosure documents; and

         - compliance with law.

         In the merger agreement, Tiger Holding also made representations and warranties relating to the availability of the funds necessary to complete its obligations under the merger agreement.

         We also made representations and warranties relating to, among other things:

         - litigation;

         - capitalization;

         - subsidiaries;

         - SEC filings;

         - financial statements;

         - undisclosed material liabilities;

         - absence of certain changes;

         - material contracts;

         - labor matters;

         - employee benefit plans;

         - taxes;

         - antitakeover statutes;

         - intellectual property rights;

         - opinion of our financial advisor;

         - real property;

         - environmental matters;

         - permits;

         - title to properties;

         - insurance; and

         - customers and suppliers.

CONDUCT OF BUSINESS PENDING THE MERGER


         With limited exceptions we agreed in the merger agreement that, from the date of the merger agreement until the completion of the merger, we and each of our subsidiaries will:


         - conduct our operations in the ordinary course of business;

         - use commercially reasonable efforts to preserve intact our business organizations and goodwill and keep available the services of our present officers and employees and maintain satisfactory relationships with those individuals and entities having business relationship with them;

         - promptly notify Tiger Holding upon the discovery of any breach of any representation or warranty in the merger agreement or the occurrence of any event that would cause any such representation or warranty to no longer be true and correct; and

         - promptly deliver to Tiger Holding any filings with the Securities and Exchange Commission, which we refer to as the SEC, following the date of the merger agreement.

         We have also agreed that, from the date of the merger agreement until the completion of the merger, except as expressly set forth in the disclosure letter delivered to Tiger Holding or consented to in writing by Tiger Holding, we will not, and will not permit any of our subsidiaries to:

         - amend our certificate of incorporation or by-laws;

         - issue, sell, pledge, or authorize or commit to issue, sell, pledge or authorize (i) any shares of our capital stock or other ownership interest in us (other than pursuant to the Tanning Technology Corporation 1999 Employee Stock Purchase Plan or the exercise of any stock options for our capital stock outstanding as of the date of the merger agreement) or our subsidiaries; (ii) any securities convertible into, or exchangeable for, any such shares or ownership interest; or (iii) any rights, warrants or options to acquire shares of our capital stock, ownership interest, or convertible or exchangeable securities;

         - effect any stock split, combination or reclassification of any of our capital stock or other equity interests or otherwise change our capitalization as of the date of the merger agreement;


         - grant, confer or award, or commit to grant, confer or award, any option, warrant, convertible security or other right to acquire any shares of our capital stock or other ownership interests in Tanning or any of its subsidiaries or take any action to cause to be exercisable any otherwise unexercisable option under any existing stock option plan (except as otherwise required by the terms of such unexercisable options);


         - declare, set aside or pay any dividend or make any other distribution or payment with respect to any shares of our capital stock or other ownership interests (other than certain payments to us by our subsidiaries);

         - directly or indirectly redeem, purchase or otherwise acquire any shares of our capital stock or ownership interest of Tanning or of our subsidiaries;

         - sell, lease or otherwise dispose of any of our assets (including capital stock of our subsidiaries), other than the sale or disposition of inventory in the ordinary course of business;

         - acquire by merger, purchase or any other manner, any business or entity, or otherwise acquire any assets, except for purchases of inventory, supplies or capital equipment in the ordinary course of business consistent with past practice;

         - acquire capital stock or other ownership interests of any other entity or a business division of any entity or otherwise organize or acquire control or ownership of any other entity;

         - incur or assume any debt (long-term or short-term);

         - assume, guarantee or otherwise become liable or responsible, directly, contingently, or otherwise, for the obligations of any third party except our subsidiaries;

         - make or forgive any loans, advances or capital contributions to, or investments in, any other third party;

         - enter into any new employment, severance termination, consulting or salary continuation agreements, or institute any new severance or termination pay practice, or increase the benefits payable under our or our subsidiaries' severance and termination pay practices, with respect to any officers, directors or employees, agents or consultants or grant any material increases in compensation or benefits to employees, or grant or pay any bonuses to employees;

         - unless required by applicable law, adopt or amend in any material respect any material employee benefit plan or arrangement;

         - change or remove certified public accountants;

         - enter into, become obligated under, or change, amend, terminate or otherwise modify, any material contract;

         - make or commit to make capital expenditures in excess of $25,000;

         - settle any pending claim or other disagreement;


         - grant any lien on our or our subsidiaries' capital stock;


         - enter into, directly or indirectly, any new material transaction with any of our affiliates;

         - terminate any of our employees, other than for cause;

         - enter into any sublease with respect to any real property;

         - pay or incur any fees payable to certain specified financial advisors; or

         - authorize or commit to take any of the above actions.


         Tiger Holding has agreed in the merger agreement that, from the date of the merger agreement until the completion of the merger, Tiger Holding will not, and will not permit any of its subsidiaries to:


         - take any action that would reasonably be expected to make any representation and warranty of Tiger Holding in the merger agreement inaccurate in any material respect at, or at any time prior to, the time of the merger; or

         - enter into a contract or arrangement or otherwise take any action that could reasonably be expected to materially delay or otherwise interfere with the completion of the merger.

EFFORTS TO COMPLETE THE MERGER

         Subject to the terms and conditions set forth in the merger agreement, we and Tiger Holding have agreed: (i) to use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to complete the merger and any transactions contemplated by the merger agreement; (ii) to cooperate with one another in preparing this proxy statement; (iii) to cooperate with one another in determining whether any other action by, in respect of, or filing with, any governmental authority is required, or whether any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the merger; and (iv) to cooperate in taking such actions, making any such filings, furnishing information required in connection therewith or with this proxy statement, and seeking to timely obtain any such actions, consents, approvals or waivers.

CONDITIONS TO THE MERGER


         Conditions to Each Party's Obligations. Each party's obligations to complete the merger are subject to the satisfaction or waiver by Tiger Holding to the extent permitted by law of the following conditions:


         - the merger agreement must have been approved by the affirmative vote of the holders of a majority of all outstanding Tanning shares entitled to vote;

         - all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 have expired or have been terminated;

         - no provision of any applicable law and no judgment, injunction, order or decree will prohibit the completion of the merger; and

         - Tiger Holding, Merger Sub and Tanning will have obtained all consents, waivers and approvals from any governmental authority required in connection with the consummation of the merger.


         Conditions to Tiger Holding's and Merger Sub's Obligations. The obligations of Tiger Holding and Merger Sub to complete the merger are subject to the satisfaction or waiver of the further conditions that: (a) we must have performed in all material respects all obligations that we are required to perform under the merger agreement on, or prior to, the closing date of the merger; (b) our representations and warranties must be true and correct in all respects as of the closing date of the merger, except representations and warranties that speak as of an earlier date which must be true and correct as to the earlier date, and except for such failures to be true and correct that would not have, individually or in the aggregate, a material adverse effect; and (c) Tiger Holding shall have received a certificate signed by an executive officer of Tanning to the foregoing effect.


         Conditions to Tanning's Obligations. Our obligation to complete the merger is subject to the satisfaction or waiver of the further conditions that:
(a) Tiger Holding and Merger Sub will use reasonable best efforts to, and must have, performed in all material respects all obligations that they are required to perform under the merger agreement on, or prior to, the closing date of the merger; (b) Tiger Holding's representations and warranties must be true and correct in all respects as of the closing date of the merger, except representations and warranties that speak as of an earlier date which must be true and correct as of the earlier date, except for such failures to be true and correct as would not, individually or in the aggregate, materially impair the ability of Tiger Holding and Merger Sub to complete the merger; and (c) Tanning shall have received a certificate signed by an executive officer of Tiger Holding to the foregoing effect.


NO SOLICITATION OF OTHER OFFERS

         Tanning has agreed:

         - that we and our subsidiaries will not, and we will use our reasonable best efforts to insure that our officers, directors, employees, agents and representatives will not:

           - initiate, solicit, or encourage, directly or indirectly, any inquiries or the making or implementation of a proposal, offer, or indication of interest, including proposals and offers to our stockholders, with respect to an acquisition proposal (as defined below);

           - engage in negotiations concerning, provide confidential data to, or have any discussions with a third party relating to, an acquisition proposal;

           - afford access to our properties, books or records to any third party that may be considering making or has made or stated an intention to make an acquisition proposal;

           - release any third party from its obligations under an existing standstill agreement or arrangement; and

           - enter into any agreement with respect to an acquisition proposal;

         - that we will immediately cease and cause to be terminated any existing or previously conducted activities, discussions, or negotiations with any third parties with respect to an acquisition proposal; and

         - to notify Tiger Holding within two business days if we received any inquiries, proposals or requests for access or any discussions or negotiations are sought to be initiated or continued regarding an acquisition proposal.

         Prior to the adoption of the merger agreement by you, we may directly or indirectly, furnish non-public information or data to, participate in discussions and negotiations with, and solicit and encourage proposals and offers from a third party in response to an unsolicited bona fide written acquisition proposal if:

         - our board of directors or the special committee determines in good faith and after consultation with our legal and financial advisors that these actions are likely to yield a superior proposal (as defined blow); and

         - the taking of these actions is reasonably necessary for our board of directors or the special committee to act in a manner consistent with its fiduciary duties.

         Tanning has also agreed that prior to furnishing non-public information, data, and access to a third party, we will receive from the third party an executed confidentiality agreement which is, in the aggregate, no less favorable to us than the confidentiality agreement signed by Tiger Holding.

         We have agreed that our board of directors will not:

         - change its recommendation to stockholders to adopt the merger agreement solely because we have received an acquisition proposal;

         - approve or recommend or propose publicly to approve or recommend an acquisition proposal; or

         - cause us to enter into a letter of intent, agreement in principle, acquisition agreement, or similar agreement related to an acquisition proposal;


except, in each case, in response to a bona fide, unsolicited written acquisition proposal that our board of directors or the special committee determines in good faith, after consultation with its legal and financial advisors, is a superior proposal. We have also agreed that we will not enter into a definitive agreement with respect to an acquisition proposal without giving Tiger Holding two business days prior written notice of our intent to enter into such an agreement, which notice will list the material terms and conditions of the acquisition proposal. Any amendment in the price or any other material term of the acquisition proposal during this two business day period will require that additional notice be sent to Tiger Holding and that a new two business day period will begin. If Tiger Holding does not make an offer that our board of directors determines, in good faith and after consultation with our relevant advisors, is at least as favorable to you as the acquisition proposal during the two business day period, we may proceed with the acquisition proposal.

         "Acquisition proposal" means any offer or proposal, other than the one contemplated by the merger agreement, or indication of interest of or inquiry, from a third party relating to:


         - a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Tanning or any of our subsidiaries which have an aggregate value equal to 15% or more of our market capitalization;


         - any purchase of any of our assets or our subsidiaries which in the aggregate is equal to 15% or more of our market capitalization; and

         - any purchase of, or tender or exchange offer for, 15% or more of our stock or any of our subsidiaries' equity securities with an aggregate value of 15% or more of our market capitalization.

         "Superior proposal" means a bona fide unsolicited written acquisition proposal that our board of directors or the special committee determines, in good faith and after consultation with its legal and financial advisors, and after taking into account any conditions to and risks of consummation and the ability of the party making such a proposal to obtain financing for such acquisition proposal, is more favorable to you, from a financial point of view, than the transaction with Tiger Holding.

TERMINATION OF THE MERGER AGREEMENT

         The merger agreement may be terminated at any time prior to the completion of the merger, whether before or after our stockholders have adopted the merger agreement:

         - by mutual consent of Tanning and Tiger Holding;

         - by either Tanning or Tiger Holding, if:


           - the merger is not completed on or before July 15, 2003, provided, however, that the merger agreement may not be terminated under this provision by any party in breach, in any material respect, of any of its representations, warranties, or covenants;


           - if there is any law which makes the consummation of the merger illegal or any final and nonappealable judgment, injunction, order, or decree entered which enjoins Tanning or Tiger Holding from consummating the merger; or


           - our stockholders fail to adopt the merger agreement at the special meeting;


         - by Tiger Holding, if:


           - we have breached any of our representations, warranties, covenants or agreements under the merger agreement, or any event, circumstance, development, set of circumstances or facts shall have occurred or exists, such that the conditions set forth under "Conditions to the Merger--

             Conditions to Tiger Holding's and Merger Sub's Obligations" above are not capable of being satisfied by July 15, 2003;


           - our board of directors withdraws or modifies in a manner adverse to Tiger Holding its recommendation for adoption of the merger agreement, or our board of directors (or any committee thereof) approves, recommends, or enters into a definitive agreement with respect to an acquisition proposal; or


           - prior to stockholder adoption of the merger agreement, if any third party becomes the beneficial owner of a majority of the outstanding Tanning shares;

         - by Tanning, if:


           - prior to stockholder adoption of the merger agreement, we enter into, or publicly announce our intention to enter into, a definitive agreement with respect to an acquisition proposal so long as our board of directors or the special committee has concluded, in good faith and after relevant consultation with our advisors, that termination of the merger agreement is reasonably necessary in order for our board of directors or the special committee to act in a manner consistent with its fiduciary duties; provided that we have complied in all material respects with our obligations under the merger agreement which are described in more detail under "--Conditions to the Merger--Conditions to Tanning's Obligations," and we concurrently enter into an agreement with a third party with respect to an acquisition proposal; or



           - Tiger Holding or Merger Sub has breached any of its representations, warranties, covenants or agreements under the merger agreement or any event, circumstance, development, set of circumstances or facts shall have occurred or exists such that the conditions set forth under "-- Conditions to the Merger -- Conditions to Tanning's Obligations" above are not capable of being satisfied by July 15, 2003.


TERMINATION FEES

         We must pay to Tiger Holding a termination fee of $375,000, if:

         - Tiger Holding terminates the merger agreement because our board of directors approves or recommends an acquisition proposal, or we enter into a definitive agreement with respect to an acquisition proposal;


         - we terminate the merger agreement because, prior to adoption of the merger agreement by our stockholders, we or our board of directors (or any committee thereof) enters into, or announces its intention to enter into, a definitive agreement with respect to an acquisition proposal with a third party;



         - Tiger Holding terminates the agreement because our board of directors, has withdrawn, modified, or changed, in a manner adverse to Tiger

           Holding, its recommendation for adoption of the merger agreement if such change in our board of directors' recommendation is made after an acquisition proposal is publicly announced or communicated to our board of directors; or


         - an acquisition proposal is made to us, or directly to you, or any third party publicly has announced an intention to make an acquisition proposal, and thereafter: (i) our stockholders do not adopt the merger agreement at the special meeting; (ii) the merger agreement is terminated by either Tiger Holding or us; and (iii) the acquisition proposal is consummated within one year of the termination of the merger agreement.

EMPLOYEE OBLIGATIONS

         Tiger Holding has agreed to honor, assume and continue to perform and cause the surviving corporation to honor, assume, and continue to perform the Tanning Technology Corporation Change in Control Plan and any employment agreements we have with our officers and employees.

AMENDMENT, EXTENSION AND WAIVER


         The parties may amend or waive provisions of the merger agreement at any time before completion of the merger. All such amendments and waivers must be in writing and signed, in the case of an amendment, by us, Tiger Holding and Merger Sub or, in the case of a waiver, by each party against whom the waiver is to be effective. However, after adoption of the merger agreement by our stockholders, no amendment or waiver may be made that by law requires further approval by our stockholders unless we obtain that further approval. No failure or delay by any party in exercising any right, power or privilege under the merger agreement shall act as a waiver and no single or partial exercise of any right, power, or privilege shall act as a waiver.


GUARANTEE BY PLATINUM EQUITY

         Platinum Equity has agreed to be responsible for the performance by Tiger Holding of, and to cause Tiger Holding to perform, all of its obligations under the merger agreement that are to be performed by Tiger Holding on or prior to the effective time of the merger, including, without limitation, payment of the per share merger consideration, to the same extent as if Platinum Equity were Tiger Holding under the merger agreement.

                              THE VOTING AGREEMENT

         The following is a summary of the material terms of the voting agreement among Tiger Holding Corporation, TTC Investors I LLC, TTC Investors II LLC, TTC Investors IA LLC, TTC Investors IIA LLC, Tanning Family Partnership L.L.L.P., and Larry G. Tanning and is qualified by reference to the complete text of the voting agreement, which is incorporated by reference and attached to this proxy statement as Annex C. You should read the voting agreement carefully and in its entirety.


AGREEMENT TO VOTE AND PROXY

         In connection with the merger agreement, Tiger Holding, TTC Investors I LLC, TTC Investors II LLC, TTC Investors IA LLC, TTC Investors IIA LLC, Tanning Family Partnership L.L.L.P., and Larry G. Tanning entered into a voting agreement. As of April 18, 2003, these stockholders owned or controlled in the aggregate 8,784,778 shares of our common stock representing approximately 42% of all outstanding shares.


         Under the terms of the voting agreement, these stockholders agreed that, until the voting agreement is terminated, they would vote or consent or cause to be voted, their shares of our common stock:



         - in favor of adopting the merger agreement;



         - against approval of any action, agreement or proposal that would result in a breach of any representation, warranty, covenant, or obligation of Tanning in the merger agreement or that would delay or hinder the consummation of the merger or that would preclude fulfillment of a condition precedent under the merger agreement to Tanning's, Tiger Holding's or Merger Sub's obligations to consummate the merger; and


         - against approval of any action, agreement, or proposal made in opposition to or in competition with the consummation of the merger, or that would preclude the consummation of the merger, including, without limitation, any acquisition proposal.

         In addition, each of the stockholders granted to Tiger Holding an irrevocable proxy to vote that stockholder's shares in accordance with the foregoing. The voting agreement and the proxies granted in connection therewith will terminate upon the earlier to occur of the effective time and the termination of the merger agreement.

RESTRICTIONS ON TRANSFER

         Each stockholder that is a party to the voting agreement also agreed that from the date of the voting agreement until its termination, the stockholder will not, directly or indirectly:

         - transfer any or all of its shares of our common stock, except pursuant to the terms of the merger agreement;

         - grant any proxy or power of attorney, deposit any shares of our common stock into a voting trust or enter into a voting agreement or arrangement with respect to that stockholder's shares, except as provided in the voting agreement; or

         - take any other action that would make any representation or warranty of the stockholders contained in the voting agreement untrue or incorrect or have the effect of preventing or disabling that stockholder from performing that stockholder's obligations under the voting agreement.

         In addition, the voting agreement provides that, to the extent these stockholders are already bound by an agreement requiring them to transfer their shares to another person or entity, the stockholders will not effect that transfer unless, prior to the transfer, the stockholders cause the transferee to be bound by and to execute an agreement in the form of the voting agreement with respect to the shares to be transferred. The stockholders also agreed that they will not request that Tanning register the transfers of any certificates unless the transfer is made pursuant to the voting agreement.

         The restrictions on stockholders' transfers of stock do not apply to an individual's transfer to a member of his or her family, a trust for the benefit of the stockholder or his or her family, transfer to an affiliated entity, if the stockholder is a legal entity, or the transfer of shares upon the death of the stockholder. However, all such transfers must be for no consideration and the transferee must agree in a writing, to be delivered to Tiger Holding, to be bound by the voting agreement and execute the proxy attached to the voting agreement.

TERMINATION

         The voting agreement will terminate upon the earlier to occur of:

         - the completion of the merger; and

         - the termination of the merger agreement in accordance with its terms.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table presents information regarding the beneficial ownership of our common stock as of May 15, 2003 by all directors and named executive officers as well as by our directors and executive officers as a group and, to the best knowledge of Tanning's management, beneficial owners of 5% or more of our outstanding common stock. The term "named executive officers" means those who served as our chief executive officer during 2002, our four other most highly compensated executive officers who held their offices on December 31, 2002 and two additional individuals who would have qualified as one of our four other most highly compensated executive officers but for the fact that the individual was not serving as an executive officer on December 31, 2002.



         As used in this table, "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date of the record date through the exercise of any option, warrant or right. Shares of common stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days of the record date are deemed outstanding for computing the ownership percentage of the person holding such options, warrants or rights, but are not deemed outstanding for computing the ownership percentage of any other person.



                                  NUMBER OF SHARES    PERCENTAGE     NUMBER OF    NUMBER OF
                                  OF COMMON STOCK      OF SHARES    EXERCISABLE    EXCLUDED
NAME                             BENEFICIALLY OWNED   OUTSTANDING   OPTIONS(1)    OPTIONS(2)
----                             ------------------   -----------   -----------   ----------
AEA Tanning Investors
  Inc.(3)......................      5,696,769           27.4               --          --
TTC Investors II LLC(3)........      4,143,022           19.9               --          --
Larry G. Tanning(4)............      3,088,044           14.8               --          --
Tanning Family Partnership,
  L.L.L.P......................      2,877,682           13.8               --          --
Stephen Brobst(5)..............      2,282,021           11.0               --          --
Henry F. Skelsey(6)(7).........      1,628,760            7.4        1,221,570          --
WinSoft Corporation(8)(9)......      1,183,317            5.7               --          --
Bipin Agarwal(8)(9)............      1,183,317            5.7               --
J.P. Morgan Chase & Co.(10)....      1,247,340            6.0               --          --
Gregory A. Conley..............        710,121            3.3          533,333     466,667
Katherine L. Scherping.........         99,444              *           91,429      73,542
Mark S. Teflian................         66,246              *           32,500     132,500
Adesh K. Gupta(11).............        378,090            1.8          373,185          --
Louis A. D'Alessandro(12)......          2,506              *               --          --
Frederick H. Fogel.............        523,500            2.5          520,039      81,367
Christopher P. Mahan(6)(13)....          2,000              *               --          --
Joseph P. Roebuck..............         49,108              *           32,739      10,000
All current directors and
  current executive officers as
  a group (8 persons)(14)......      6,167,223           26.5        2,431,610     764,076

---------------

  *  Represents beneficial ownership of less than one percent.


 (1) Shows shares of our common stock issuable upon exercise of options that are currently exercisable or are exercisable within 60 days of May 15 2003, and that are included in the total number of shares beneficially owned.



 (2) Shows shares of our common stock issuable upon exercise of options that will not be exercisable within 60 days of May 15, 2003, and that are not included in the total number of shares beneficially owned.



 (3) AEA Tanning Investors Inc. is the managing member of TTC Investors I LLC, which holds 984,237 shares of our common stock, TTC Investors II LLC, which holds 4,143,022 shares of our common stock, TTC Investors IA LLC, which holds 108,986 shares of our common stock, and TTC Investors IIA LLC, which holds 460,524 shares of our common stock, and accordingly may be deemed to beneficially own the shares held by these entities. AEA Tanning Investors Inc. is a wholly owned subsidiary of AEA Investors Inc. The address for each of these companies is c/o AEA Investors LLC, Park Avenue Tower, 65 East 55th Street, New York, New York 10022.


 (4) Includes 2,877,682 shares of our common stock that Mr. Tanning may be deemed to beneficially own because he indirectly controls Tanning Family Partnership, L.L.L.P., as to which Mr. Tanning disclaims beneficial ownership. Excludes approximately 94,288 shares of our common stock held by immediate family members, and 32,738 shares of our common stock held by trusts for the benefit of immediate family members, as to which Mr. Tanning disclaims beneficial ownership. The address for Mr. Tanning and Tanning Family Partnership L.L.L.P. is c/o Tanning Technology Corporation, 4600 South Syracuse Street, Suite 300, Denver, Colorado 80237.

 (5) The address for Mr. Brobst is c/o Tanning Technology Corporation, 4600 South Syracuse Street, Suite 300, Denver, Colorado 80237.

 (6) Mr. Skelsey and Mr. Mahan are each members of two of the limited liability companies constituting the TTC Investors Group. Neither Mr. Skelsey nor Mr. Mahan has voting or investment power over the shares of our common stock owned by the TTC Investors Group as a result of the memberships and therefore neither is deemed to have beneficial ownership of the shares as a result of the memberships. Each of Mr. Skelsey's and Mr. Mahan's indirect ownership interest in our company through his memberships in the limited liability companies constituting the TTC Investors Group is less than one percent.


 (7) Includes 100,000 shares of our common stock held by trusts for the benefit of immediate family members as to which Mr. Skelsey is the trustee and disclaims beneficial ownership.



 (8) Mr. Agarwal's employment with our company and service on our board of directors terminated in January 2002. The information relating to his beneficial ownership of our common stock is provided to the best of our knowledge.


 (9) Includes 1,383,317 shares that Mr. Agarwal is deemed to beneficially own as the controlling investor of WinSoft Corporation. Excludes 1,183 shares of our common stock held by Mr. Agarwal's wife, Shashi Agarwal, as to which

     Mr. Agarwal disclaims beneficial ownership. The address for Mr. Agarwal and WinSoft Corporation is 4 Red Hawk Run, Cherry Hills Village, Colorado 80110.

(10) J.P. Morgan Chase & Co. has sole voting power for 1,235,089 of these shares and sole investment power for all. The address for J.P. Morgan Chase & Co is 270 Park Avenue, New York, New York 10017.


(11) Mr. Gupta's employment with our company terminated on May 2, 2003. In connection with such termination, options exercisable for 20,902 shares of our common stock were cancelled and the remaining options exercisable for 373,185 shares of our common stock will be canceled, if not exercised within 3 months of such termination. The information relating to his beneficial ownership of our common stock is provided to the best of our knowledge.



(12) Mr. D'Alessandro's employment with our company terminated in September 2002. The information relating to his beneficial ownership of our common stock is provided to the best of our knowledge.



(13) Mr. Mahan's total excludes 5,696,769 shares of our common stock owned by the TTC Investors Group. Mr. Mahan is a director and officer of AEA Tanning Investors Inc. Mr. Mahan disclaims beneficial ownership of the shares beneficially owned by the TTC Investors Group.



(14) See footnotes 4, 6, 7 and 13 above.


                                 OTHER MATTERS

OTHER MATTERS FOR ACTION AT THE SPECIAL MEETING

         Pursuant to our by-laws, no other matters may be presented for action at the special meeting other than those described in this proxy statement. When considering a motion to adjourn the special meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies or allowing additional time for the satisfaction of conditions to the merger), the persons named in the enclosed form of proxy and acting by the authority in the proxy generally will have discretion to vote on adjournment using their best judgment. However, the persons named in the proxies will not use their discretionary authority to use proxies voting against the merger agreement to vote in favor of adjournment or postponement of the special meeting.

STOCKHOLDER PROPOSALS

         We do not currently intend to hold an annual meeting of stockholders in the year 2003 unless the merger is not completed.


         If we determine to hold an annual meeting of stockholders in 2003 and a stockholder intends to present a proposal at our 2003 annual meeting and seeks to have the proposal included in our proxy statement relating to that meeting, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the proposal must have been received by us within a reasonable time before we begin to print and mail our proxy material for the annual meeting.

         If a stockholder wishes to present a matter at our annual meeting of stockholders that is outside of the processes of Rule 14a-8, written notice of the proposal must be submitted to our secretary and delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days before the scheduled date of the annual meeting regardless of any postponement, deferral or adjournment to a later date. The notice must meet certain other requirements set forth in our by-laws. After that date, the proposal will be considered untimely and our proxies will have discretionary voting authority with respect to such matter. Any proposals, as well as any related questions, should be directed to our secretary.

         In addition, SEC rules set forth standards for the exclusion of some stockholder proposals from a proxy statement for a stockholder meeting.

         A copy of the applicable by-law provisions may be obtained, without charge, upon written request to our secretary at our principal executive offices.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         The SEC encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. These statements may be made directly in this proxy statement referring to us, and they may also be made a part of this proxy statement by reference to other documents filed by us with the SEC, which is known as "incorporation by reference."

         Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "objective," "strategy," "goal" and words and terms of similar substance used in connection with any discussion of future operating or financial performance, or the acquisition of us by Tiger Holding, identify forward-looking statements. Our forward-looking statements are based on management's current views about future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following risks related to our business and the merger, among others, could cause or contribute to actual results differing materially from those described in the forward-looking statements:

         - variations in demand for information technology services and in economic conditions generally;

         - our ability to attract business from new clients, and maintain and expand business from our existing clients;

         - our dependence on our principal clients;

         - the ability of clients to terminate projects before completion;

         - difficulties in estimating the time and resources necessary for project engagements and in continuing to perform challenging, time-sensitive and critical projects in a manner that satisfies our clients;

         - potential collection risks arising from clients with uncertain financial condition or otherwise facing budget pressures;

         - the intensely competitive nature of the business areas in which we function;

         - difficulties in controlling costs in the face of uncertain and changing revenues;

         - difficulties associated with international operations, potential difficulties in managing growth, controlling costs, recruiting and retaining technical and management professionals and key employees;

         - difficulties in responding to changing technology, industry standards and client preferences;

         - difficulties associated with potential acquisitions and investments;

         - the ability to satisfy the conditions to closing set forth in the merger agreement; and

         - other factors described in our filings with the SEC.

         We caution you not to place undue reliance on our forward-looking statements, which speak only as of the date of this proxy statement or the date of any document incorporated by reference in this proxy statement. Except as required by law, we are under no obligation, and expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

         For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please see the quarterly reports on Form 10-Q and the annual reports on Form 10-K that Tanning has filed with the SEC as described under "Where You Can Find More Information."

         All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

                      WHERE YOU CAN FIND MORE INFORMATION

         We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public at the SEC's website at http://www.sec.gov.


         Statements contained in this proxy statement, or in any document incorporated into this proxy statement by reference regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.

         The SEC allows us to "incorporate by reference" into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this proxy statement and before the date of the special meeting:


        TANNING FILINGS                         PERIODS/DATE FILED
        ---------------                         ------------------
        Annual Report on Form 10-K, as amended  Year ended December 31, 2002
                                                Quarterly Period ended March
        Quarterly Report on Form 10 -Q          31, 2003
                                                Filed April 21, 2003 and May
        Current Report on Form 8-K              1, 2003


         You may request a copy of the documents incorporated by reference into this proxy statement by writing to or telephoning us. Requests for documents should be directed to:

                Tanning Technology Corporation
                4600 South Syracuse Street
                Suite 300
                Denver, Colorado 80237
                Telephone: (303) 220-9944
                Attention: Jeffrey Greenblatt,
                Secretary

         If you would like to request documents from us, please do so at least five business days before the date of the special meeting in order to receive timely delivery of those documents prior to the special meeting. You will not be charged for any of these documents that you request. If you request incorporated documents from us, we will mail them to you by first-class mail, or by another equally prompt means, within one business day after we receive your request.


         This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction. You should rely only on the information contained or incorporated by reference into this proxy statement to vote your shares at the special meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated May 19, 2003. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders does not create any implication to the contrary.

                                                                         ANNEX A

--------------------------------------------------------------------------------
                          AGREEMENT AND PLAN OF MERGER
                                  dated as of
                                 April 18, 2003
                                  by and among
                        TANNING TECHNOLOGY CORPORATION,
                           TIGER HOLDING CORPORATION
                                      and
                            TIGER MERGER CORPORATION
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   -----
   ARTICLE I
       DEFINITIONS...............................................................    A-1
   Section 1.01          Definitions.............................................    A-1

   ARTICLE II
       THE MERGER................................................................    A-6
   Section 2.01          The Merger..............................................    A-6
   Section 2.02          Conversion of Shares....................................    A-7
   Section 2.03          Surrender and Payment...................................    A-7
   Section 2.04          Stock Options; Employee Stock Purchase Plan.............    A-8
   Section 2.05          Dissenting Company Stock................................    A-9
   Section 2.06          Adjustments.............................................    A-9
   Section 2.07          Withholding Rights......................................    A-9
   Section 2.08          Lost Certificates.......................................    A-9

   ARTICLE III
       THE SURVIVING CORPORATION.................................................   A-10
   Section 3.01          Certificate of Incorporation............................   A-10
   Section 3.02          Bylaws..................................................   A-10
   Section 3.03          Directors and Officers..................................   A-10

   ARTICLE IV
       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............................   A-10
   Section 4.01          Corporate Existence and Power...........................   A-10
   Section 4.02          Corporate Authorization.................................   A-11
   Section 4.03          Governmental Authorization..............................   A-11
   Section 4.04          Non-contravention.......................................   A-11
   Section 4.05          Capitalization..........................................   A-12
   Section 4.06          Subsidiaries............................................   A-13
   Section 4.07          SEC Filings.............................................   A-13
   Section 4.08          Financial Statements....................................   A-14
   Section 4.09          Disclosure Documents....................................   A-14
   Section 4.10          Absence of Certain Changes..............................   A-15
   Section 4.11          No Undisclosed Material Liabilities.....................   A-16
   Section 4.12          Material Contracts......................................   A-16
   Section 4.13          Compliance with Law.....................................   A-17
   Section 4.14          Litigation..............................................   A-17
   Section 4.15          Labor Matters...........................................   A-18
   Section 4.16          Finders' Fees...........................................   A-18
   Section 4.17          Opinion of Financial Advisor............................   A-18
   Section 4.18          Taxes...................................................   A-18
   Section 4.19          Employee Benefit Plans..................................   A-19
   Section 4.20          Intellectual Property Rights............................   A-20

                                                                                   PAGE
                                                                                   -----
   Section 4.21          Antitakeover Statutes...................................   A-22
   Section 4.22          Real Property...........................................   A-22
   Section 4.23          Environmental Matters...................................   A-22
   Section 4.24          Permits.................................................   A-22
   Section 4.25          Title to Properties.....................................   A-22
   Section 4.26          Insurance...............................................   A-22
   Section 4.27          Customers and Suppliers.................................   A-23

   ARTICLE V
       REPRESENTATIONS AND WARRANTIES OF PARENT..................................   A-23
   Section 5.01          Corporate Existence and Power...........................   A-23
   Section 5.02          Corporate Authorization.................................   A-23
   Section 5.03          Governmental Authorization..............................   A-24
   Section 5.04          Non-contravention.......................................   A-24
   Section 5.05          Disclosure Documents....................................   A-24
   Section 5.06          Finders' Fees...........................................   A-25
   Section 5.07          Adequate Funds..........................................   A-25
   Section 5.08          Compliance with Laws....................................   A-25

   ARTICLE VI
       COVENANTS OF THE COMPANY..................................................   A-25
   Section 6.01          Conduct of the Company..................................   A-25
   Section 6.02          Stockholder Meeting; Proxy Material.....................   A-26
   Section 6.03          Other Offers............................................   A-27
   Section 6.04          Access to Information...................................   A-28
   Section 6.05          Consents................................................   A-29
   Section 6.06          Further Assurances......................................   A-29
   Section 6.07          Insurance...............................................   A-29

   ARTICLE VII
       COVENANTS OF PARENT.......................................................   A-29
   Section 7.01          Obligations of Merger Subsidiary........................   A-29
   Section 7.02          Director and Officer Liability..........................   A-30
   Section 7.03          Conduct of Parent.......................................   A-30
   Section 7.04          Employee Obligations....................................   A-31

   ARTICLE VIII
       COVENANTS OF PARENT AND THE COMPANY.......................................   A-31
   Section 8.01          Reasonable Best Efforts.................................   A-31
   Section 8.02          Certain Filings.........................................   A-31
   Section 8.03          Public Announcements....................................   A-31
   Section 8.04          Confidentiality.........................................   A-31

                                                                                   PAGE
                                                                                   -----
   ARTICLE IX
       CONDITIONS TO THE MERGER..................................................   A-32
   Section 9.01          Conditions to Obligations of Each Party.................   A-32
   Section 9.02          Conditions to the Obligations of Parent and Merger         A-32
                         Subsidiary..............................................
   Section 9.03          Conditions to the Obligations of the Company............   A-32

   ARTICLE X
       TERMINATION...............................................................   A-33
   Section 10.01         Termination.............................................   A-33
   Section 10.02         Effect of Termination...................................   A-34

   ARTICLE XI
       MISCELLANEOUS.............................................................   A-35
   Section 11.01         Notices.................................................   A-35
   Section 11.02         Non-Survival of Representations and Warranties..........   A-35
   Section 11.03         Amendments; No Waivers..................................   A-36
   Section 11.04         Expenses................................................   A-36
   Section 11.05         Successors and Assigns..................................   A-36
   Section 11.06         Governing Law...........................................   A-37
   Section 11.07         Jurisdiction............................................   A-37
   Section 11.08         WAIVER OF JURY TRIAL....................................   A-37
   Section 11.09         Counterparts; Effectiveness.............................   A-37
   Section 11.10         No Third Party Beneficiaries............................   A-37
   Section 11.11         Entire Agreement........................................   A-38
   Section 11.12         Captions................................................   A-38
   Section 11.13         Severability............................................   A-38
   Section 11.14         Guarantee of Merger Subsidiary..........................   A-38
   Section 11.15         Facsimile Signatures....................................   A-38

                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER dated as of April 18, 2003 (this "Agreement"), by and among Tanning Technology Corporation, a Delaware corporation (the "Company"), Tiger Holding Corporation, a Delaware corporation ("Parent"), and Tiger Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Subsidiary").

         WHEREAS, the respective Boards of Directors of Parent, Merger Subsidiary and the Company have approved this Agreement and declared its advisability;

         WHEREAS, the Board of Directors of the Company has determined to recommend that the Company's stockholders adopt this Agreement;

         WHEREAS, concurrently with the execution of this Agreement, as an inducement to Parent to enter into this Agreement, TTC Investors I LLC, TTC Investors II LLC, TTC Investors IA LLC, TTC Investors IIA LLC, Tanning Family Partnership, L.L.L.P. and Larry G. Tanning have entered into a Voting Agreement, of even date herewith, with Parent; and

         WHEREAS, Parent, Merger Subsidiary and the Company desire to make certain representations, warranties, covenants and agreements in connection with the merger of Merger Subsidiary with and into the Company (the "Merger"), and also to prescribe various conditions to the Merger.

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01 Definitions. (a) The following terms, as used herein, have the following meanings:

         "Acquisition Proposal" means, other than the transactions contemplated by this Agreement, any offer or proposal for, any indication of interest in, or any inquiry from any Third Party relating to, (A) a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving (i) the Company or
(ii) any one or more of its Subsidiaries which, individually or in the aggregate, have an aggregate value equal to 15% or more of the Company's market capitalization, (B) any purchase of any assets of the Company or any of its Subsidiaries having an aggregate value equal to 15% or more of the Company's market capitalization or (C) any purchase of, or tender or exchange offer for, 15% or more of the Company's or any of its Subsidiaries' equity securities with (in the case of equity securities of any one or more Subsidiaries of the Company) an aggregate value equal to 15% or more of the Company's market capitalization.

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

         "Business Day" means a day, other than Saturday, Sunday or any other day on which commercial banks in Denver, Colorado or New York, New York are authorized or required by Law to close.

         "CIC Plan" means the Tanning Technology Corporation Change in Control Plan.

         "Code" means the Internal Revenue Code of 1986.

         "Company Balance Sheet" means the audited consolidated balance sheet of the Company as of December 31, 2002 and the footnotes thereto set forth in the Company 10-K.

         "Company Balance Sheet Date" means December 31, 2002.

         "Company Material Adverse Effect" means any state of facts, change, development, effect, occurrence or condition that has a material adverse effect on (i) the business, results of operations, properties, assets, liabilities or financial condition of the Company and its Subsidiaries taken as a whole, or
(ii) the Company's ability to consummate the transactions contemplated hereby (except to the extent caused by any action or inaction of Parent or Merger Subsidiary, in breach of this Agreement); provided, however, that a "Company Material Adverse Effect" shall not include the following or any combination of the following: any state of facts, change, development, effect, occurrence or condition (A) resulting from or attributable to general national, international or regional economic or financial conditions, (B) resulting from or attributable to the announcement, pendency or consummation of this Agreement or the transactions contemplated hereby or (C) generally affecting the industries in which the Company or its Subsidiaries operate.

         "Company Stock" means the common stock, $.01 par value, of the Company.

         "Company 10-K" means the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

         "Confidentiality Agreement" means the Confidentiality Agreement dated as of March 6, 2003 between the Company and Parent.

         "Delaware Law" means the General Corporation Law of the State of Delaware.

         "Disclosure Letter" means the disclosure letter of the Company dated as of the date of this Agreement and delivered to Parent simultaneously with the execution and delivery by the Company of this Agreement.

         "Employee Plans" means each material "employee benefit plan," as defined in Section 3(3) of ERISA, each material employment, severance or similar contract, plan, arrangement or policy and each other material plan or arrangement providing for compensation, bonuses, profit-sharing, deferred compensation, stock purchase, stock option or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, disability or sick leave benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits) which is maintained, administered or contributed to by the Company or any of its Subsidiaries, and covers any current or former employee of the Company or any of its Subsidiaries and with respect to which the Company or any of its Subsidiaries has any liability.

         "Employee Stock Purchase Plan" means the Tanning Technology Corporation 1999 Employee Stock Purchase Plan.

         "Environmental, Health and Safety Laws" shall mean, (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. sec.9601 et seq.; (ii) the Resource Conservation and Recovery Act, 42 U.S.C. sec.6901 et seq.; (iii) the Hazardous Materials Transportation Act, 49 U.S.C. sec.1801 et seq.; (iv) any other similar Law relating to, or imposing liability or standards of conduct concerning, any Hazardous Materials or dangerous waste, substance or material and (v) any Laws relating to the protection of human health and occupational safety for employees and others in the workplace.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "ERISA Affiliate" of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.

         "Governmental Authority" means any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental body, agency, official or authority or instrumentality, domestic or foreign.

         "Hazardous Materials" shall mean petroleum and all derivatives thereof or synthetic substitutes therefor, asbestos and asbestos-containing materials, and any and all materials now defined, listed, designated or classified as, or otherwise determined to be, "hazardous wastes," "hazardous substances," "radioactive," "solid wastes," or "toxic" under or pursuant to or otherwise now listed or regulated pursuant to any Environmental, Health and Safety Law.

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of
1976.

         "Law" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, judgment, injunction, order or decree.

         "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or similar encumbrance in respect of such property or asset. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

         "Merger Consideration" means $24,000,000, less the aggregate amount payable to holders of Company Stock Options pursuant to Section 2.04.

         "1933 Act" means the Securities Act of 1933.

         "1934 Act" means the Securities Exchange Act of 1934.

         "Permits" shall mean all franchises, permits, licenses, qualifications, rights-of-way, easements, municipal and other approvals, authorizations, orders, consents and other rights from, and filings with, any Governmental Authority of any jurisdiction worldwide.

         "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for Taxes, assessments and governmental charges or levies that (i) are not yet due and payable or (ii) are being contested in good faith in proper proceedings in each case, which are adequately reserved for on the Company Balance Sheet; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's liens and other similar liens arising in the ordinary course of business securing monetary obligations; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and (d) minor survey exceptions, reciprocal easement agreements, matters of the public record and other customary encumbrances on title to real property.

         "Per Share Merger Consideration" means the amount obtained by dividing the Merger Consideration by the number of shares of Company Stock outstanding immediately prior to the Effective Time.

         "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "SEC" means the Securities and Exchange Commission.

         "Software" means any and all (i) computer programs, including any and all software implementation of algorithms, models and methodologies, whether in source code or object code, (ii) databases and compilations, including any and all data and collections of data, and (iii) all documentation, including user manuals and training materials, relating to any of the foregoing and the content and information contained on any website.

         "Subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons performing similar functions are at any time directly or indirectly owned by such Person.

         "Superior Proposal" means a bona fide unsolicited written Acquisition Proposal which the Board of Directors at the Company (or any committee thereof) determines, in good faith and after consultation with its legal and financial advisors, and after taking into account any conditions to and risks of consummation and the ability of the party making such proposal to obtain financing for such Acquisition Proposal, is more favorable to the Company's stockholders, from a financial point of view, than the transactions contemplated by this Agreement.

         "Tax(es)" shall mean any taxes, levies, fees, charges or other assessments required to be paid to any Governmental Authority. Taxes include, without limitation, (i) corporation taxes, taxes on dividend distributions, withholding taxes, Value Added Tax (V.A.T.), turnover, consumption, real and personal property taxes, sales, excise taxes, social security taxes, medicare taxes, unemployment taxes, payroll taxes, property taxes, business taxes, customs and other import and export duties, transfer and contribution taxes, stamp duty, and capital taxes registration taxes and any taxes based on salaries, (ii) any liability determined on the basis of any Tax or by reference to taxable income, (iii) any Tax due by a person other than the Company and for which the Company would be liable, in particular as a result of any joint and several obligation with such person for a taxable event, any obligation to hold harmless and indemnify such person, any obligation to bear the Taxes of such person (in particular as a result of a tax consolidation or any similar agreement), whether or not payable by the Company directly to the Governmental Authority and (iv) interest, penalties or additions attributable to or imposed on or with respect to any of the foregoing.

         "Tax Return" means any return, report, form, declaration, claim for refund, information report or return, statement, supplementary or supporting schedules or other information filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of, or compliance with any requirements relating to any Tax.

         "Third Party" means any Person other than Parent or any of its Subsidiaries.

         "WARN" shall mean the Worker Adjustment and Retraining Notification Act of 1988 and any similar Law.

         Any reference in this Agreement to a statute shall be to such statute, as amended from time to time, and to the rules and regulations promulgated thereunder, and any reference to a regulatory or governmental authority shall be a reference to such authority and any successor to such authority, except that any representation and warranty (other than those set forth in Section 4.09) relating to any specific statute, rule or regulation shall refer only to the specific statute, rule or regulation as in effect on the date of this Agreement.

         (b) Any statement made to the "knowledge of the Company" shall mean that such statement is made only to the actual knowledge, after due inquiry, of any of Gregory Conley, Katherine Scherping, Mark Teflian, Matt Culig, Melinda Hall and Jeffrey Greenblatt.

         (c) Each of the following terms is defined in the Section set forth opposite such term:

                                                             SECTION
TERM                                                         --------
----
Agreement..................................................  Preamble
Certificates...............................................      2.03(a)
Company....................................................  Preamble
Company Intellectual Property..............................      4.20(a)

                                                             SECTION
TERM                                                         --------
----
Company Payment Event......................................     11.04(b)
Company Proxy Statement....................................      4.09
Company SEC Documents......................................      4.07(a)
Company Securities.........................................      4.05(b)
Company Stock Options......................................      2.04
Company Stockholder Meeting................................      6.02
Company Subsidiary Securities..............................      4.06(b)
Dissenting Company Stock...................................      2.05
Effective Time.............................................      2.01(b)
Employee Obligations.......................................      4.19(h)
End Date...................................................     10.01(b)(i)
First Quarter Financial Statements.........................      4.08(b)
GAAP.......................................................      4.08
Indemnified Person.........................................      7.02(a)
Intellectual Property......................................      4.20(a)
Material Contract..........................................      4.12(a)
Merger.....................................................  Preamble
Merger Subsidiary..........................................  Preamble
Option Plan................................................      2.04(a)
Parent.....................................................  Preamble
Paying Agent...............................................      2.03(a)
Per Certificate Merger Consideration.......................      2.03(b)
Surviving Corporation......................................      2.01(a)
TTI........................................................      4.12(a)

                                   ARTICLE II

                                   THE MERGER

         Section 2.01 The Merger. (a) Subject to the terms and conditions of this Agreement, at the Effective Time, Merger Subsidiary shall be merged with and into the Company in accordance with this Agreement and Delaware Law, whereupon the separate existence of Merger Subsidiary shall cease, and the Company shall be the surviving corporation (the "Surviving Corporation").

         (b) As soon as practicable, but in no event more than two Business Days, after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger (other than those conditions that by their nature are to be satisfied at the Effective Time, with the consummation of the Merger to remain subject to the satisfaction or waiver of such conditions), the Company and Merger Subsidiary will file a certificate of merger with the Secretary of State of the State of Delaware and make all other filings or recordings required by Delaware Law in connection with the Merger. The Merger shall become effective at such time as the certificate of merger is duly filed with the Secretary of State of the State of Delaware (or at such later time as the parties may agree to specify in the certificate of merger) (the "Effective Time").

         (c) From and after the Effective Time, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of the Company and Merger Subsidiary, all as provided under Delaware Law.

         Section 2.02  Conversion of Shares. At the Effective Time:

         (a) subject to Section 2.02(b), each share of Company Stock outstanding immediately prior to the Effective Time (other than shares to be canceled pursuant to Section 2.02(b) and shares of Dissenting Company Stock addressed in Section 2.05) shall be converted into the right to receive the Per Share Merger Consideration, subject to rounding as provided by Section 2.03(b), without interest;

         (b) each share of Company Stock held by Parent, the Company or any Subsidiary of Parent or the Company immediately prior to the Effective Time shall be canceled, and no payment shall be made with respect thereto; and

         (c) each share of common stock of Merger Subsidiary outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable share of common stock of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, each outstanding certificate theretofore representing shares of common stock of the Merger Subsidiary shall be deemed for all purposes to evidence ownership and to represent the same number of shares of common stock of the Surviving Corporation.

         Section 2.03 Surrender and Payment. (a) Prior to the Effective Time, Parent shall appoint an agent (the "Paying Agent") reasonably satisfactory to the Company, for the purpose of exchanging certificates representing shares of Company Stock (the "Certificates") for the Merger Consideration as contemplated by Section 2.02(a). Concurrently with the Effective Time, Parent will deposit, or cause to be deposited, with the Paying Agent, as needed, cash sufficient to pay the Per Share Merger Consideration in respect of the shares of Company Stock. Promptly after the Effective Time (and in any event within five Business
Days), Parent will cause the Paying Agent to mail, to each holder of record of shares of Company Stock at the Effective Time a notice advising such holder of the effectiveness of the Merger and a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates to the Paying Agent) for use in such exchange.

         (b) Each holder of shares of Company Stock (other than shares to be canceled pursuant to Section 2.02(b) and shares of Dissenting Company Stock) will be entitled to receive, upon surrender to the Paying Agent of a Certificate, together with a properly completed letter of transmittal, an amount equal to the product of the Per Share Merger Consideration and the number of shares of Company Stock represented by such Certificate, rounded down to the nearest whole cent (such amount, the "Per Certificate Merger Consideration") subject to any Taxes required to be withheld. Until so surrendered, each such Certificate shall represent from and after the Effective Time for all purposes only the right to receive the Per Certificate Merger Consideration. No interest shall be paid or will accrue on the Merger Consideration payable pursuant to the provisions of this Article II.

         (c) If any portion of the Per Share Merger Consideration is to be paid to a Person other than the Person in whose name the Certificate is registered, it shall be a condition to such payment that, the Certificate so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such payment shall pay to the Paying Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of the Paying Agent that such Tax has been paid or is not payable.

         (d) From and after the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of shares of Company Stock. If, at or after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be canceled and exchanged for the Per Certificate Merger Consideration in accordance with the procedures set forth in this Article II.

         (e) Any portion of the Per Share Merger Consideration made available to the Paying Agent pursuant to Section 2.03(a) that remains unclaimed by the holders of shares of Company Stock six months after the Effective Time shall be returned to Parent, upon demand, and any such holder who has not exchanged such shares of Company Stock for the Per Share Merger Consideration in accordance with this Section 2.03 prior to that time shall thereafter look only to Parent for payment of the Per Share Merger Consideration in respect of such shares, without any interest thereon. Notwithstanding the foregoing, Parent shall not be liable to any holder of shares of Company Stock for any amounts paid to a, public official pursuant to applicable abandoned property, escheat or similar Laws.

         Section 2.04 Stock Options; Employee Stock Purchase Plan. (a) Prior to the Effective Time, the Board of Directors of the Company (or, if appropriate, any committee administering the Option Plan) shall adopt such resolutions or take such other actions as may be required to cause each outstanding stock option to purchase shares of Company Stock ("Company Stock Options") outstanding under the Company's 2002 Stock Option Plan (the "Option Plan") to be cancelled at the Effective Time in exchange for a payment in cash from the Surviving Corporation (subject to any applicable withholding Taxes) immediately following the Effective Time equal to the excess, if any, of (x) the amount such holder would have received if they exercised such Company Stock Option immediately prior to the Effective Time over (y) the aggregate exercise price of such Company Stock Option. Prior to the Effective Time, the Company will terminate the Option Plan.

         (b) The Company shall terminate the Employee Stock Purchase Plan prior to the Effective Time and shall simultaneously terminate the current Purchase Period (as defined in the Employee Stock Purchase Plan).

         Section 2.05 Dissenting Company Stock. Notwithstanding any provision of this Agreement to the contrary, shares of Company Stock that are issued and outstanding immediately prior to the Effective Time and which are held by holders of such shares of Company Stock who have properly exercised appraisal rights with respect thereto in accordance with Section 262 of Delaware Law (the "Dissenting Company Stock") will not be exchangeable for the right to receive the Per Share Merger Consideration, and holders of such shares of Dissenting Company Stock will be entitled to receive payment of the appraised value of such shares of Company Stock in accordance with the provisions of such Section 262 unless and until such holders fail to perfect or effectively withdraw or lose their rights to appraisal and payment under Delaware Law. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses his or her right to appraisal, such shares of Company Stock will thereupon be treated as if they had been converted into and to have become exchangeable for, at the Effective Time, the right to receive the Merger Consideration, without any interest thereon, and any right of such holder to a judicial appraisal of the Dissenting Company Stock shall be extinguished. The Company will give Parent prompt notice of any demands received by the Company for appraisals of shares of Company Stock prior to the Effective Time. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.

         Section 2.06 Adjustments. If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of Company Stock shall occur by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, merger, subdivision, issuer tender offer or exchange offer, stock dividend or distribution or other similar transaction, the Merger Consideration shall be appropriately adjusted to reflect such event.

         Section 2.07 Withholding Rights. Each of the Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article II such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of applicable Tax Law. If the Surviving Corporation or Parent, as the case may be, deducts or withholds any amounts, pursuant to any Tax Law, such amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Stock or Company Stock Options in respect of which the Surviving Corporation or Parent, as the case may be, made such deduction and withholding.

         Section 2.08 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, or such other secured or unsecured indemnity agreement as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Company Stock represented by such Certificate, as contemplated by this Article II.

                                  ARTICLE III

                           THE SURVIVING CORPORATION

         Section 3.01 Certificate of Incorporation. The certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with applicable Law.

         Section 3.02 Bylaws. The bylaws of Merger Subsidiary as in effect immediately prior to the Effective time shall be the bylaws of the Surviving Corporation until amended in accordance with applicable Law.

         Section 3.03 Directors and Officers. From and after the Effective Time, until their resignation or removal or until they otherwise cease to be directors or officers of the Surviving Corporation and their successors are duly elected or appointed and qualified in accordance with applicable Law, (i) the directors of Merger Subsidiary at the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of Merger Subsidiary at the Effective Time shall be the officers of the Surviving Corporation.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Parent, as of the date of this Agreement and as of the Effective Time, that, except as set forth in the Disclosure Letter:

         Section 4.01 Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, and Section 4.01 of the Disclosure Letter lists all those jurisdictions in which the Company is qualified to do business as a foreign corporation, except, in each case, for those jurisdictions where failure to be so qualified would not have, individually or in the aggregate, a Company Material Adverse Effect. The Company has delivered or made available to Parent true and complete copies of its certificate of incorporation and all amendments thereto to the date hereof and its bylaws as presently in effect. The Company has the requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

         Section 4.02 Corporate Authorization. (a) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the Company's corporate powers and, except for the required approval of the Company's stockholders in connection with the consummation of the Merger, have been duly authorized by all necessary corporate action on the part of the Company. The affirmative vote of the holders of a majority of the outstanding shares of Company Stock is the only vote of the holders of any of the Company's capital stock necessary in connection with the consummation of the Merger. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

         (b) At a meeting duly called and held, the Company's Board of Directors has (i) determined that this Agreement and the transactions contemplated hereby are fair to and in the best interests of the Company's stockholders, (ii) approved this Agreement and declared it advisable and (iii) resolved (subject to Section 6.02) to recommend approval and adoption of this Agreement by its stockholders.

         Section 4.03 Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no material consent, approval, permit, notice, authorization or action by or in respect of, or filing with, any Governmental Authority, other than (i) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware to consummate the Merger, (ii) compliance with any applicable requirements of the HSR Act to consummate the Merger and (iii) compliance with any applicable requirements of the 1933 Act, the 1934 Act, and any other applicable securities Laws to consummate the Merger.

         Section 4.04 Non-contravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the Merger do not and will not (i) contravene or conflict with any provision of the certificate of incorporation, bylaws or equivalent organizational document of the Company or any of its Subsidiaries or of any subscription, shareholders' or similar agreements or understandings to which the Company or any of its Subsidiaries is a party, (ii) subject to obtaining the consents referred to in
Section 4.03, materially contravene, conflict with or constitute a material violation of any provision of any applicable Law, (iii) require any consent or other action by any Person under, constitute a material default, or an event that, with or without notice or lapse of time or both, would constitute a material breach of or material default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation of any Person or the loss of any material benefit to which the Company or any of its Subsidiaries is entitled under any provision of any material agreement or other instrument binding upon the Company or any of its Subsidiaries (other than accelerated vesting of Company Stock Options and pursuant to the CIC Plan) or any material license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any, way to, the material assets or business of the Company and its Subsidiaries or (iv) result in the creation or imposition of any Lien on any material asset of the Company or any of its Subsidiaries.

         Section 4.05 Capitalization. (a) The authorized capital stock of the Company consists of 70,000,000 shares of Company Stock and 5,000,000 shares of preferred stock, par value $1.00 per share. As of April 10, 2003, there were issued and outstanding 20,802,305 shares of Company Stock, 6,955,983 shares of Company Stock were reserved for issuance, and were issuable upon exercise of outstanding Company Stock Options granted under the Option Plan, 5,854,262 shares were reserved for issuance upon the exercise of options issuable but not yet issued under the Option Plan and 922,196 shares of Company Stock were held in treasury. There are no shares of preferred stock of the Company issued and outstanding. Section 4.05 of the Disclosure Letter sets forth the number and exercise price of all outstanding Company Stock Options. Section 4.05 of the Disclosure Letter lists all stockholders' agreements, voting trusts or other agreements or understandings between or among stockholders to which the Company or any Subsidiary of the Company is a party with respect to the transfer or voting of any capital stock of the Company or any Subsidiary of the Company.

         (b) Except as set forth in this Section 4.05 and except for changes since the date of this Agreement resulting from the exercise of Company Stock Options outstanding on such date or purchases of Company Stock pursuant to the Employee Stock Purchase Plan, there are no outstanding (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities, of the Company or (iii) options, subscriptions, warrants or other rights or agreements or commitments to acquire from the Company or any Subsidiary of the Company, or other obligation of the Company to issue, any capital stock, voting securities or, securities convertible into or exchangeable for capital stock or voting securities of the Company or pursuant to which the Company is otherwise required to give any Person the right to receive any benefits or rights similar to any rights enjoyed by or accruing to the holders of shares of capital stock of the Company or any rights to participate in the equity or net income of the Company (the items in clauses (i), (ii) and (iii) being referred to collectively as the "Company Securities").

         (c) There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Securities or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, the Company, any Subsidiary of the Company or any other Person.

         (d) All outstanding shares of Company Stock have been, and all shares that may be issued pursuant to the exercise of any Company Stock Option will be, when issued in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable thereof, duly authorized and validly issued and are (or will be when so issued) fully paid and nonassessable and free of preemptive rights. No shares of Company Stock are owned by any Subsidiary of the Company.

         Section 4.06 Subsidiaries. (a) Each Subsidiary of the Company is a corporation duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of incorporation, has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. Each such Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, and Section 4.06 of the Disclosure Letter lists all the jurisdictions in which a subsidiary of the Company is qualified to do business as a foreign corporation except, in each case, for those jurisdictions where failure to be so qualified would not have, individually or in the aggregate, a Company Material Adverse Effect. All Subsidiaries of the Company and their respective jurisdictions of incorporation are identified in the Company 10-K. Except for the Subsidiaries of the Company, neither the Company nor any of its Subsidiaries owns directly or indirectly any interest or investment in any Person.

         (b) All of the outstanding capital stock of, or other voting securities or ownership interests in, each Subsidiary of the Company is owned by the Company, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests). There are no outstanding (i) securities of any Subsidiary of the Company convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Subsidiary of the Company or (ii) options, subscriptions, warrants or other rights, agreements or commitments to acquire from any Subsidiary of the Company, or other obligation of any Subsidiary of the Company to issue, any capital stock, voting securities, or any securities convertible into or exchangeable for capital stock or voting securities, of any Subsidiary of the Company pursuant to which any Subsidiary of the Company is otherwise required to give any Person the right to receive any benefits or rights similar to any rights enjoyed by or accruing to the holders of shares of capital stock of any Subsidiary or any rights to participate in the equity or net income of any Subsidiary of the Company (the items in clauses (i) and (ii) being referred to collectively as the "Company Subsidiary Securities"). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities.

         Section 4.07 SEC Filings. (a) The Company has filed with the SEC all forms, reports, schedules, statements and other documents required to be filed by it since December 31, 2000. Prior to the date of this Agreement, the Company has made available to Parent all of its forms, reports, schedules, statements, registration statements and other documents filed by the Company with the SEC since December 31, 2000 and prior to the date of this Agreement (the documents referred to in this Section 4.07(a), together with all exhibits, schedules and amendments thereto and any other filings made with the SEC subsequent to the date of this Agreement, the "Company SEC Documents"). No subsidiary of the Company is required to file any form, report or other document with the SEC.

         (b) As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such filing), each Company SEC

Document filed by the Company with the SEC prior to the date of this Agreement complied, and each Company SEC Document filed by the Company with the SEC subsequent to the date of this Agreement will comply, as to form in all material respects with the applicable requirements of the 1933 Act and the 1934 Act, as the case may be.

         (c) As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such filing), each Company SEC Document filed by the Company with the SEC prior to the date of this Agreement pursuant to the 1934 Act did not, and each Company SEC Document filed by the Company with the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

         Section 4.08 Financial Statements. (a) The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company and its consolidated Subsidiaries included in the Company SEC Documents filed with the SEC prior to the date of this Agreement fairly present, in all material respects, and the audited consolidated financial statements and unaudited consolidated interim financial statements of the Company and its consolidated Subsidiaries included in any Company SEC Documents filed with the SEC, subsequent to the date of this Agreement will fairly present, in all material respects and in conformity with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and United States generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

         (b) Section 4.08 of the Disclosure Letter contains the unaudited condensed consolidated balance sheet of the Company as of March 31, 2003 and the related unaudited condensed consolidated statements of operations and cash flows for the three months then ended (the "First Quarter Financial Statements"). The First Quarter Financial Statements fairly present, in all material respects and in conformity with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and GAAP applied a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated Subsidiaries as of March 31, 2003 and their consolidated results of operations and cash flows for the three months then ended (subject to normal year-end adjustments).

         Section 4.09 Disclosure Documents. Without limiting or affecting the provisions of any subsection of Section 4.07, the proxy statement of the Company to be filed with the SEC in connection with the Merger (the "Company Proxy Statement") and any amendments or supplements thereto will, when filed, when first mailed to stockholders and at the time stockholders vote on the approval and adoption of this Agreement, comply as to form in all material respects with the applicable requirements of the 1934 Act. At the time the Company Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of the Company and at the time such stockholders vote on the approval and adoption of this Agreement, the Company Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 4.09 will not apply to statements or omissions included in the Company Proxy Statement based upon information furnished to the Company in writing by Merger Subsidiary or Parent specifically for use therein.

         Section 4.10 Absence of Certain Changes. Since the Company Balance Sheet Date, except as specifically disclosed in the Company SEC Documents filed with the SEC prior to the date of this Agreement or as otherwise contemplated by this Agreement, the business of the Company and its Subsidiaries has been conducted in the ordinary course consistent with past practices and there has not been:

         (a)     a Company Material Adverse Effect;

         (b) any material damage, destruction or loss (whether or not covered by insurance) with respect to any material property or material asset of the Company or any Subsidiary of the Company;

         (c) any change by the Company or any Subsidiary of the Company in its accounting methods, principles or practices, except as required as a result of a change in Law or GAAP;

         (d) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of the Company or any Subsidiary of the Company, or any redemption, purchase or other acquisition of any of their respective securities;

         (e) any issuance to any directors, officer or employee of the Company or any Subsidiary of the Company of any options, warrants, rights, or convertible securities relating to the issued or unissued capital stock of the Company or any Subsidiary of the Company;

         (f) any acquisition by the Company or any Subsidiary of the Company (including, without limitation, by merger, consolidation, or acquisition of stock or assets of any other business combination) of any corporation, partnership, other business organization or any division thereof or any material amount of assets;

         (g) any incurrence of indebtedness for borrowed money or any issuance of any debt securities by the Company or any Subsidiary of the Company;

         (h) any assumption or guarantee by the Company or any Subsidiary of the Company of the obligations of any Third Party;

         (i) any loan or advance by the Company or any Subsidiary of the Company to any Third Party, except for advances to employees of business expenses in the ordinary course of business and consistent with past practice;

         (j) any authorization of, or commitment to make, any capital expenditures, other than in the ordinary course of business;

         (k) any increase in the compensation payable or to become payable or the benefits provided or to be provided to any director, officer or employee of the Company or any Subsidiary of the Company, except for increases in the ordinary course of business and consistent with past practice; or

         (l) any settlement with Tax authorities regarding audits, reviews or other Tax related matters.

         Section 4.11 No Undisclosed Material Liabilities. There are no liabilities of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, required, if known, to be reflected or reserved against on a consolidated balance sheet of the Company prepared in accordance with GAAP, other than:

         (a) liabilities or obligations disclosed and provided for in the Company Balance Sheet or in the notes thereto or disclosed in the Company SEC Documents filed with the SEC prior to the date of this Agreement;

         (b) liabilities or obligations incurred since the Company Balance Sheet Date in the ordinary course of business consistent with past practice;

         (c) liabilities or obligations that would not be material to the Company and its Subsidiaries taken as a whole; and

         (d)     liabilities arising under this Agreement.

         Section 4.12 Material Contracts. (a) Section 4.12 of the Disclosure Letter contains a list of the following contracts, agreements, leases and instruments to which either the Company or any Subsidiary of the Company (other than Tanning Technology India Pvt. Ltd. ("TTI")) is a party or by which the Company or any Subsidiary of the Company (other than TTI) is bound:

                    (i) any loan, credit or security agreements, notes, bonds, mortgages, indentures and other agreements and instruments for money borrowed by the Company or any Subsidiary of the Company and any agreement which guarantees the obligations of any Person;

                    (ii)     all leases for real property;

                    (iii) all agreements limiting the freedom of the Company or any Subsidiary of the Company to compete in any line of business or in any geographic area or with any person;

                    (iv) all agreements to make capital expenditures in excess of $25,000 with respect to the Company or any Subsidiary of the Company that have not been terminated or performed in its entirety;

                    (v) all agreements to sell, lease or otherwise dispose of any assets of the Company or any Subsidiary of the Company other than in the ordinary course of business;

                    (vi) joint venture agreements and partnership agreements related to the Company or any Subsidiary of the Company;

                    (vii) any agreements with customers or suppliers of the Company or its Subsidiaries involving payments or receipts of more than $100,000 during the twelve (12) months ended on the date of this Agreement that have not been terminated or performed in its entirety;

                    (viii) all employment agreements with employees of the Company or any of its Subsidiaries providing for annual compensation of more than $100,000; and

                    (ix) any agreements with any Governmental Authority relating to Taxes.

         As used herein, "Material Contract" means any contract, agreement, lease or instrument required to be listed on Section 4.12 of the Disclosure Letter.

         (b) Each Material Contract (other than those Material Contracts that have expired or been terminated in accordance with their terms) is a valid and binding agreement of the Company or one of its Subsidiaries and is in full force and effect in all material respects, and neither the Company nor any Subsidiary or, to the knowledge of the Company or any Subsidiary, any other party thereto is in default or breach in any material respect under the terms of any such Material Contract, and no event or circumstance has occurred that, with notice or lapse of time or both, would constitute any material event of default by the Company or any of its Subsidiaries thereunder.

         Section 4.13 Compliance with Law. Neither the Company nor any of its Subsidiaries is in violation of, or has violated, any applicable Law in any material respect. As of the date of this Agreement, neither the Company nor any Subsidiary of the Company has received any written notice from any Governmental Authority claiming that the Company or any of its Subsidiaries is in material violation of, or has materially violated, any applicable Law.

         Section 4.14 Litigation. There is no action, suit, investigation or proceeding (or any basis therefor) pending against, or, to the knowledge of the Company, threatened against or affecting, the Company, any of its Subsidiaries, any property or asset of the Company or any of its Subsidiaries or any present or former officer, director or employee of the Company or any of its Subsidiaries (in each case, to the extent acting in such capacity) or any Person for whom the Company or any Subsidiary may be liable or any of their respective properties before any court or arbitrator or before or by any Governmental Authority that has an amount in controversy in excess of $100,000 or which seeks to prevent, enjoin or alter in any material respect the conduct of business of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries nor any property or asset of the Company or any of its Subsidiaries is subject to any continuing order of, consent decree, settlement agreement or similar written agreement with, or, to the knowledge of the Company, continuing investigation by, any Governmental Authority, or any order, writ, judgment, injunction, decree, determination or award of any Governmental

Authority that materially affects the ability of the Company to conduct its business as currently conducted.

         Section 4.15 Labor Matters. Neither the Company nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement or other contract or understanding with a labor union or labor organization. As of the date hereof, there is no (i) material unfair labor practice, labor dispute (other than routine individual grievances) or labor arbitration proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries relating to their business, (ii) to the knowledge of the Company, activity, proceeding certification question or organizational drive by a labor union or representative thereof to organize any employees of the Company or any of its Subsidiaries or (iii) lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees. Neither the Company nor any Subsidiary has been required to provide any notice under WARN, and neither the Company nor any Subsidiary has taken any action that has caused the termination of any employees by the Company or any of its Subsidiaries to constitute a "plant closing" or "mass layoff" under WARN.

         Section 4.16 Finders' Fees. Except for Adams, Harkness & Hill, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who might be entitled to any fee or commission from the Company or any of its Affiliates (including, after the consummation of the Merger, Parent and its Subsidiaries) in connection with the transactions contemplated by this Agreement.

         Section 4.17 Opinion of Financial Advisor. The Company has received the opinion of Adams, Harkness & Hill, financial advisor to the Company, to the effect that, as of the date of this Agreement, the Per Share Merger Consideration is fair to the Company's stockholders from a financial point of view.

         Section 4.18 Taxes. (a) Except as reflected in the Company Balance Sheet and the notes thereto, (i) all United States federal and material state, local and foreign Tax Returns required to be filed by the Company or any Subsidiary of the Company have been timely filed or requests for extensions have been timely filed and any such extension shall have been granted and not expired, and all such filed returns are complete and accurate in all material respects; (ii) the Company and each Subsidiary of the Company has paid, or have made adequate provision or have set up an adequate accrual or reserve in accordance with GAAP (as reflected in the Company Balance Sheet in respect of liability for periods through the date thereof), for the payment of all Taxes (whether or not assessed) due and owing by the Company or any Subsidiary of the Company; (iii) there is no outstanding audit examination, deficiency, refund litigation or other administrative or judicial proceeding now pending, or to the knowledge of the Company, threatened, with respect to any Taxes owed by, with respect to or attributable to, the Company or any Subsidiary of the Company or any Tax Return filed by or with respect to the Company or any Subsidiary of the Company; (iv) all Taxes, interest, additions, and penalties accrued prior to the date hereof with respect to completed and settled examinations or concluded litigation have been paid in full or have been recorded as a liability on the Company Balance Sheet; (v) neither the Company nor any Subsidiary of the

Company is a party to any Tax sharing, Tax indemnity or other similar agreement; and (vi) neither the Company nor any Subsidiary of the Company has waived any applicable statute of limitations with respect to any Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

         (b) Neither the Company nor any Subsidiary has received written notice of any material claim made by a Tax authority in a jurisdiction where neither the Company nor such Subsidiary files Tax Returns that the Company or such Subsidiary is or may be subject to taxation by that jurisdiction.

         (c) The Company and each Subsidiary has withheld and timely paid in all material respects all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.

         (d) Neither the Company nor any Subsidiary (i) has made an election under Section 341(f) of the Code, (ii) is a party to or bound by any closing agreement or offer in compromise with any taxing authority, (iii) has been or will be required to include any material adjustment in taxable income for any Tax period (or portion thereof) pursuant to Section 481 or Section 263A of the Code or any comparable provision under state or foreign Tax Laws as a result of transactions, events or accounting methods employed prior to the Closing, (iv) has any excess loss account (as defined in Treasury Regulations Section 1.1502-19), or (v) has any deferred intercompany gains (as defined in Treasury Regulations Section 1.1502-13).

         (e) There is no material Tax Lien (other than for current Taxes not yet due and payable) against the assets of the Company or any Subsidiary.

         (f) The Company and each of its Subsidiaries have disclosed on their federal income Tax Returns, (i) all transactions, that to the knowledge of the Company, constituted, as of the time such Tax Returns were filed, reportable transactions within the meaning of Section 6011 of the Code, and (ii) all positions, that to the knowledge of the Company, could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code for any period through the date of the Merger.

         (g) No powers of attorney or other authorizations are in effect that grant to any Person the authority to represent Tanning Technology Europe, Ltd. or Tanning Technology Denmark Aps in connection with any Tax matter or proceeding.

         Section 4.19 Employee Benefit Plans. (a) None of the Company, any Subsidiary, any ERISA Affiliate or any predecessor thereof sponsors, maintains or contributes to, or has in the past sponsored, maintained or contributed to, any plan subject to Title IV of ERISA or any equivalent foreign Law.

         (b) None of the Company, any Subsidiary, any ERISA Affiliate or any predecessor thereof contributes to, or has in the past contributed to, any multiemployer plan, as defined in Section 3(37) of ERISA or any equivalent foreign Law.

         (c)     Each Employee Plan which is intended to be qualified under
Section 401(a) of the Code or any equivalent foreign Law has received a favorable determination letter, or has pending or has time remaining in which to file an application for such determination from the Internal Revenue Service or any equivalent foreign Governmental Authority, and the Company is not aware of any reason likely to result in revocation of such determination letters.

         (d) Each Employee Plan has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all Laws, including but not limited to ERISA, the Code and any equivalent foreign Law, which are applicable to such Employee Plan.

         (e) There is no material action, claim, suit, audit or proceeding pending against or involving or to the knowledge of the Company, threatened against or involving, any Employee Plan before any court or arbitrator or Governmental Authority.

         (f) Neither the Company nor any Subsidiary has any material liability or obligation under any Employee Plan to provide life insurance, disability or medical or health benefits after termination of employment to any current or former employee or dependent or officer or director other than as required by Part 6 of Title I of ERISA or Section 4980B of the Code, applicable state Law or any equivalent foreign Law.

         (g) Except for accelerated vesting of Company Stock Options and pursuant to the CIC Plan, none of the Employee Plans provides any benefits that become payable or become vested solely as a result of the Merger and the Merger will not require the funding (whether formal or informal) of any Employee Plan.

         (h) Section 4.19 of the Disclosure Letter sets forth a true and complete list of (i) all participants in the CIC Plan and (ii) all officers and employees of the Company or any of its Subsidiaries who are entitled to receive severance payments or notice prior to termination under any employment agreements (collectively, "Employee Obligations").

         (i) The consummation of the Merger will not result in the payment by the Company or any of its Subsidiaries of any "excess parachute payments" within the meaning of Section 280G of the Code or any similar provision of foreign, state or local Law.

         Section 4.20 Intellectual Property Rights. (a) The Company or a Subsidiary of the Company has the adequate, valid and enforceable right to use each material patent, trade name, trademark, service mark, copyright, logo, domain name, and registrations and applications to register any of the foregoing, as well as all material licenses, sublicenses, agreements or permissions relating to the foregoing (collectively, "Intellectual Property") necessary for or used by the Company or any Subsidiary of the Company in connection with its business as presently conducted, including all material Software, technology, trade secrets and other confidential information, know-how, inventions, proprietary processes, formulae, algorithms, models, methodologies, ideas, research and development, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals (collectively "Company Intellectual

Property"), free and clear of any outstanding judgments, injunctions, orders, decrees, Liens (other than Permitted Liens), covenants by the Company or any Subsidiary of the Company not to sue third persons, or other material conditions or material restrictions except for those that arise under licenses or permissions granted by or to the Company or its Subsidiaries.

         (b) The Company has not received any written notice, communication or claim that any material item of Company Intellectual Property is invalid, unregistrable or unenforceable, in whole or in part. There is no pending or, to the knowledge of the Company, threatened claim, suit, arbitration or other adversarial proceeding before any Governmental Authority in any jurisdiction alleging that the activities or the conduct of the Company's or any Subsidiary's businesses in any material respect infringe upon, violate or constitute the unauthorized use of the intellectual property rights of any third party or challenging in any material respect the Company's or any Subsidiary's ownership, use, validity, enforceability or registrability of any material item of Company Intellectual Property.

         (c) The Company and each Subsidiary of the Company has taken commercially reasonable steps to preserve and maintain the value of Company Intellectual Property. All personnel (other than employees of TTI) who have contributed to or participated in the conception and development of any material Company Intellectual Property with respect to such contributions or participation (i) have been party to a "work-for-hire" arrangement or agreement with the Company or a Subsidiary of the Company, or (ii) have executed appropriate instruments of assignment in favor of the Company or a Subsidiary of the Company as assignee, in each case in a form substantially similar to the forms previously provided to Parent.

         (d) To the knowledge of the Company, no third party is using, misappropriating, infringing, diluting or violating any of the material Company Intellectual Property, and no such claims, suits, arbitrations or other adversarial proceedings have been brought or, to the knowledge of the Company, threatened in writing against any third party by the Company or any Subsidiary.

         (e) All agreements pursuant to which the Company or any Subsidiary license any material Company Intellectual Property are in all material respects valid and binding obligations of the Company or a Subsidiary of the Company, and all other parties thereto, enforceable in accordance with their terms, and no event or condition has occurred which will result in a material violation or breach of, or constitute (with or without due notice of lapse of time or both) a material default by the Company or any Subsidiary, or to the knowledge of the Company, any other party under any such license. No material royalties, material honoraria or other material fees are payable by the Company or any Subsidiary to any third parties for the use of or right to use any Company Intellectual Property.

         (f) Neither the Company nor any of its Subsidiaries have granted any licenses or permissions to use any Intellectual Property to any Third Parties, other than to customers of the Company or its Subsidiaries in the ordinary course of business pursuant to a written agreement for the provision of products or services by the Company to such Third Party.

         Section 4.21 Antitakeover Statutes. The Company has taken all action necessary to exempt the Merger, this Agreement and the transactions contemplated hereby from Section 203 of Delaware Law, and, accordingly, neither such Section nor any other antitakeover or similar statute or regulation in effect as of the date hereof applies or purports to apply to the transactions contemplated by this Agreement.

         Section 4.22 Real Property. Neither the Company nor any of its Subsidiaries owns any real property. As of the date of this Agreement, the Company and each of its Subsidiaries enjoy peaceful and undisturbed possession under all leases of real property to which they are a party and under which they are in occupancy.

         Section 4.23  Environmental Matters. Without limiting the generality of
Section 4.12, except as would not have a Company Material Adverse Effect, (i) the Company and each of its Subsidiaries are in compliance in all respects with all applicable Environmental, Health and Safety Laws, (ii) the Company and each of its Subsidiaries have timely filed all required reports, obtained all required approvals and Permits and generated and maintained all required data, documentation and records under any applicable Environmental, Health and Safety Laws; (iii) to the knowledge of the Company, neither the Company nor any of its Subsidiary nor anyone acting on their behalf in the course of so acting, has generated, stored, released, manufactured, processed, treated, transported or disposed of any Hazardous Materials on, beneath or about any premises owned or used by the Company or any of its Subsidiaries at any time, except for inventories of such Hazardous Materials to be used in the ordinary course of business, which inventories were and are stored and disposed of in accordance with all applicable Environmental, Health and Safety Laws; (iv) neither the Company nor any of its Subsidiaries has caused any release of any Hazardous Materials on, beneath or about any premises used by the Company or any of its Subsidiaries during any period of use by the Company or any of its Subsidiaries; and (v) neither the Company nor any of its Subsidiaries has received any notice advising it that it is or may be responsible, or potentially responsible, for clean up costs with respect to a release or threatened release of any Hazardous Materials.

         Section 4.24 Permits. The Company or a Subsidiary of the Company holds all material Permits necessary for the operation of the businesses of the Company and its Subsidiaries as presently conducted, and all such material Permits are in full force and effect. Neither the Company nor any of its Subsidiaries is in material violation of the terms of any such material Permit.

         Section 4.25 Title to Properties. The Company and each of its Subsidiaries has good and marketable title to all material properties and assets owned by it and valid leasehold or license interests in all material personal properties and assets leased by it, in each case free and clear of all Liens, other than Permitted Liens. All leases of personal properties or assets used by the Company or any of its Subsidiaries in each of their respective businesses and operations are valid and binding agreements of the Company or one of its Subsidiaries and are in full force and effect in all material respects.

         Section 4.26 Insurance. Section 4.27 of the Disclosure Letter lists all insurance policies maintained by the Company and its Subsidiaries. All such policies are valid, outstanding and enforceable in all material respects against the Company and, to the knowledge of the Company, the other parties thereto and neither the Company nor any of its Subsidiaries has agreed to modify in any material respect or cancel any of such insurance policies nor has the Company received any written notice of any actual or threatened modification or cancellation of such insurance.

         Section 4.27 Customers and Suppliers. Section 4.27 of the Disclosure Letter lists the 4 largest customers of the Company and its Subsidiaries for the fiscal quarter ended March 31, 2003 (determined on the basis of total dollar amount of revenues). There are no material disputes pending, or to the knowledge of the Company, threatened with any customer listed on Section 4.27 of the Disclosure Letter or any material supplier of the Company or any of its Subsidiaries. No customer or group of affiliated customers listed on Section
4.27 of the Disclosure Letter has terminated or materially reduced its business with (other than as a result of completion of any applicable work order or statement of work) or notified the Company in writing (nor has any such customer orally notified any senior officer of the Company) that it intends to terminate its business relationship with, or materially reduce its business with (other than as a result of completion of any applicable work order or statement of work) the Company or its Subsidiaries.

                                   ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF PARENT

         Parent represents and warrants to the Company as of the date hereof and as of the Effective Time, that:

         Section 5.01 Corporate Existence and Power. Each of Parent and Merger Subsidiary is a corporation duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of incorporation and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not, individually or in the aggregate, materially impair the ability of Parent and Merger Subsidiary to consummate the transactions contemplated by this Agreement. Parent is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, materially impair the ability of Parent and Merger Subsidiary to consummate the transactions contemplated by this Agreement. Since the date of its incorporation, Merger Subsidiary has not engaged in any activities other than in connection with, or as contemplated by, this Agreement. Each of Parent and Merger Subsidiary has the requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby

         Section 5.02 Corporate Authorization. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby are within the corporate powers of Parent and Merger Subsidiary and have been duly authorized by all necessary corporate action. This Agreement constitutes a legal, valid and binding agreement of each of Parent and Merger Subsidiary enforceable against each of Parent and Merger Subsidiary in accordance with its terms.

         Section 5.03 Governmental Authorization. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation of the transactions contemplated hereby require no consent, approval, permit, notice, authorization or action by or in respect of, or filing with, any Governmental Authority, agency, official or authority, domestic, foreign or supranational, other than (i) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware to consummate the Merger, (ii) compliance with any applicable requirements of the HSR Act to consummate the Merger, (iii) compliance with any applicable requirements of the 1933 Act, the 1934 Act, the stock exchanges on which Parent's securities are listed and any other similar securities Laws or requirements to consummate the Merger and (iv) any actions or filings the absence of which would not, individually or in the aggregate, materially impair the ability of Parent and Merger Subsidiary to consummate the transactions contemplated by this Agreement.

         Section 5.04 Non-contravention. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby do not and will not (i) contravene or conflict with any provision of the certificate of incorporation or bylaws of Parent or Merger Subsidiary or of any subscription, shareholders' or similar agreements or understandings to which Parent or Merger Subsidiary is a party, (ii) subject to obtaining the consents, referred to in Section 5.03, contravene, conflict with or constitute a violation of any provision of any applicable Law, or (iii) require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation of any Person or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any agreement or other instrument binding upon Parent or any of its Subsidiaries or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of the Parent and its Subsidiaries, except for such contraventions, conflicts and violations referred to in clause (ii) and for such failures to obtain any such consent or other action, defaults, terminations, cancellations, accelerations, changes, losses or Liens referred to in clause (iii) that would not, individually or in the aggregate, materially impair the ability of Parent and Merger Subsidiary to consummate the transactions contemplated by this Agreement.

         Section 5.05 Disclosure Documents. None of the information provided in writing by Parent or Merger Subsidiary for inclusion in the Company Proxy Statement or any amendment or supplement thereto, at the time the Company Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of the Company and at the time the stockholders vote on the approval and adoption of this Agreement, will contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

         Section 5.06 Finders' Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent who might be entitled to any fee or commission from the Company or any of its Subsidiaries in connection with the transactions contemplated by this Agreement.

         Section 5.07 Adequate Funds. Parent will have at the Effective Time sufficient funds (other than cash or cash equivalents currently held by the Company) for the payment of the aggregate Per Share Merger Consideration and to perform its obligations under this Agreement.

         Section 5.08 Compliance with Laws. Neither Parent nor any of its Subsidiaries is in violation of, or has violated, any applicable provisions of any laws, statutes, ordinances or regulations except for such matters as would not, individually or in the aggregate, materially impair the ability of Parent or Merger Subsidiary to consummate the transactions contemplated by this Agreement.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

         The Company agrees that:

         Section 6.01 Conduct of the Company. (a) From the date of this Agreement until the Effective Time, except as set forth in the Disclosure Letter or as contemplated by this Agreement, unless Parent has consented in writing thereto, the Company shall, and shall cause its Subsidiaries to, (i) conduct its operations in the ordinary course of business; (ii) use its commercially reasonable efforts to preserve intact its business organizations and goodwill, keep available the services of its officers and employees, and maintain satisfactory relationships with those Persons having business relationships with them; (iii) upon the discovery thereof, promptly notify Parent of the existence of any breach of any representation or warranty contained herein or the occurrence of any event that would cause any representation or warranty contained herein no longer to be true and correct; and (iv) promptly deliver to Parent true and correct copies of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement.

         (b) From and after the date of this Agreement until the Effective Time, except as set forth in the Disclosure Letter or as contemplated by this Agreement, unless Parent has consented in writing thereto, the Company shall not, and shall not permit any of its Subsidiaries to, (i) amend or propose to amend its certificate of incorporation or by-laws (or equivalent organizational document); (ii) issue, sell, pledge or authorize, or commit to issue, sell, pledge, or authorize any shares of its capital stock or other ownership interest in the Company (other than issuances of Company Stock pursuant to the Employee Stock Purchase Plan or in respect of any exercise of Company Stock Options outstanding on the date hereof) or any of its Subsidiaries, or any securities convertible into or exchangeable for any shares of capital stock or other ownership interest in the Company or any of its Subsidiaries, or any rights, warrants or options to acquire or with respect to any such shares of capital stock, ownership interests, or convertible or exchangeable securities;
(iii) effect any stock split, combination or reclassification of any of its capital stock or other equity interests or otherwise change its capitalization as it exists on the date hereof; (iv) grant, confer or award, or commit to grant, confer or award, any option, warrant, convertible security or other right to acquire any shares of capital stock or other ownership interests in the Company or any of its Subsidiaries or take any action to cause to be exercisable any otherwise unexercisable option under any existing stock option plan (except as otherwise required by the terms of such unexercisable options); (v) declare, set aside or pay any dividend on or make any other distribution or payment with respect to any shares of its capital stock or other ownership interests (other than such payments by the Subsidiaries to the Company); (vi) directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock or any ownership interests in the Company or any of its Subsidiaries; (vii) sell, lease or otherwise dispose of any of its assets (including capital stock or any ownership interests of its Subsidiaries), other than the sale or disposition of inventory in the ordinary course of business; (viii) acquire by merger, purchase or any other manner, any business or entity or otherwise acquire any assets, except for purchases of inventory or supplies in the ordinary course of business consistent with past practice; (ix) acquire capital stock of other ownership interests of any other Person, or any business division of any other Person or otherwise organize or acquire control or ownership of any other Person; (x) incur or assume any long-term or short-term debt; (xi) assume, guarantee or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person except its Subsidiaries; (xii) make or forgive any loans, advances or capital continuations to, or investments in, any other Person; (xiii) enter into any new employment, severance, termination, consulting or salary continuation agreements, or institute any new severance or termination pay practice or increase the benefits payable under its severance and termination pay practices, with respect to any officers, directors, employees (agents or consultants) grant any material increases in compensation or benefits to employees or grant or pay any bonuses to employees; (xiv) except to the extent required by Law, adopt or amend in any material respect any material employee benefit plan or arrangement; (xv) change or remove certified public accountants for the Company; (xvi) enter into, or become obligated under, or change, amend, terminate or otherwise modify any material contract; (xvii) make or commit to make capital expenditures in excess of $25,000, (xviii) settle any pending claim or other disagreement; (xix) grant any Lien on the capital stock of the Company or any of its Subsidiaries; (xx) enter into, directly or indirectly, any new material transaction with any of its Affiliates; (xxi) terminate any employees of the Company or any of its Subsidiaries, other than for cause; (xxii) enter into any sublease with respect to any real property; (xxiii) pay or incur any fees payable to Houlihan, Lokey, Howard & Zukin Financial Advisors, Inc.; or (xxiv) authorize, commit or agree to take any of the foregoing actions.

         Section 6.02 Stockholder Meeting; Proxy Material. The Company shall cause a meeting of its stockholders (the "Company Stockholder Meeting") to be duly called and shall use its reasonable best efforts to ensure that such meeting is held as soon as reasonably practicable after the date of this Agreement for the purpose of voting on the adoption of this Agreement. In connection with such meeting, the Company will (i) as promptly as practicable following the date hereof prepare and file with the SEC, use its reasonable best efforts to have cleared by the SEC and thereafter mail to its stockholders as promptly as reasonably practicable, the Company Proxy Statement and all other proxy materials for such meeting and (ii) subject to the fiduciary obligations of the Company's Board of Directors, use its reasonable best efforts to obtain the necessary approval and adoption of this Agreement by its stockholders. Subject to its fiduciary obligations, the Board of Directors of the Company shall recommend approval and adoption of this Agreement by its stockholders and take all lawful action (including the solicitation of proxies) to solicit such approval and adoption. The Company shall provide Parent an opportunity to review and comment on any filing with, or amendment, supplement or correspondence to, the SEC. The Company shall advise Parent promptly after it receives correspondence from the SEC relating to the Company Proxy Statement or requests by the SEC for additional information. If at any time prior to the Company Stockholder Meeting any information relating to the Company or Parent, or any of their respective Affiliates, officers or directors, is discovered by the Company or Parent that should be set forth in an amendment or supplement to the Company Proxy Statement to ensure that the Company Proxy Statement does not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the stockholders of the Company.

         Section 6.03 Other Offers. The Company agrees (i) that neither the Company nor any of its Subsidiaries shall, and it shall direct and use its reasonable best efforts to cause its officers, directors, employees, agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by it or any of its Subsidiaries) not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to its stockholders) or any indication of interest, with respect to an Acquisition Proposal, or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any Person, relating to an Acquisition Proposal, or afford access to the properties, books or records of the Company or any of its Subsidiaries to any Person that may be considering making or has made or has stated an intention to make, an Acquisition Proposal, or release any third party from any obligations under any existing standstill agreement or arrangement, or enter into any agreement with respect to an Acquisition Proposal; (ii) that it will immediately cease and cause to be terminated any existing or previously conducted activities, discussions or negotiations with any parties with respect to any Acquisition Proposal; and (iii) that it will notify Parent with reasonable promptness (but in no event later than two Business Days thereafter) if any such inquiries or proposals are received by, any such information or access is requested from, or any such negotiations or discussions are sought to be initiated or continued with, it. Notwithstanding the foregoing, prior to the approval and adoption of this Agreement by the stockholders of the Company, the Company or its Board of Directors (or any committee thereof) may (x) take any action as contemplated by Section 10.01(d)(ii) and (y) directly or indirectly furnish nonpublic information and data and access to, and participate in discussions and negotiations with and may solicit or encourage inquiries and proposals or offers from, any Person in response to an unsolicited bona fide written Acquisition Proposal, if (in the case of clauses (x) and (y)) the Board of Directors of the Company (or any committee thereof) has concluded in good faith, after consultation with outside counsel and financial advisors, that such action is reasonably likely to lead to a Superior Proposal and is reasonably necessary for the Board of Directors (or any committee thereof) to act in a manner consistent with its fiduciary duties under applicable Law, except that prior to furnishing non-public information and data and access to such Person, the Company receives from such Person an executed confidentiality agreement with terms not in the aggregate less favorable to the Company than those contained in the Confidentiality Agreement; provided further that the Board of Directors of the Company (or any committee thereof) shall not (i) change its recommendation to holders of the Company Stock solely because of receipt of an Acquisition Proposal, (ii) approve or recommend or propose publicly to approve or recommend an Acquisition Proposal or (iii) cause the Company or any of its Subsidiaries to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal, except, in each case, in response to a bona fide unsolicited written Acquisition Proposal from a Third Party that the Board of Directors of the Company (or any committee thereof) determines in good faith, after consultation with its legal and financial advisors, is a Superior Proposal; provided that the Company may enter into a definitive agreement with respect to such Acquisition Proposal only if at least two Business Days prior to the entry into or announcement of an intention to enter into a definitive merger, acquisition or similar agreement with respect to such Acquisition Proposal, the Company shall have provided written notice to Parent advising Parent of its intention to enter into a definitive agreement with respect to such Acquisition Proposal and specifying the material terms and conditions of such Acquisition Proposal (it being understood that any amendment of the price or other material term of any such Acquisition Proposal prior to the expiration of such two Business Day Period shall require an additional notice and a new two Business Day period). If, within such two Business Day period, Parent does not make an offer that the Board of Directors of the Company concludes, in good faith and after consultation with its financial and legal advisors, is at least as favorable to the stockholders of the Company as such Acquisition Proposal, the Company may proceed with such Acquisition Proposal. For clarification purposes, the Company shall not enter into any binding agreement with respect to any such Acquisition Proposal prior to the expiration of such two Business Day period.

         Section 6.04 Access to Information. From the date of this Agreement until the Effective Time and subject to applicable Law and the Confidentiality Agreement, the Company shall (i) furnish to Parent, its counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, properties, books and records of the Company and its Subsidiaries, (ii) furnish to Parent, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as Parent may reasonably request and
(iii) instruct the Company's, and shall cause each of its Subsidiaries to instruct each of their respective, employees, counsel, financial advisors, auditors and other authorized representatives to cooperate with Parent in its investigation. Unless otherwise required by Law, Parent will hold, and will cause its respective officers, employees, counsel, financial advisors, auditors and other authorized representatives to hold, any nonpublic information obtained in any such investigation in confidence in accordance with the Confidentiality Agreement.

         Section 6.05 Consents. Promptly following the execution hereof, the Company and Merger Subsidiary shall use their commercially reasonable efforts to take, as promptly as possible, all action and do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Company and the Merger Subsidiary will use commercially reasonable efforts to obtain all waivers, Permits, consents, approvals, authorizations and clearances and to effect all registrations, filings and notices with or to Governmental Authorities or Third Parties which are necessary or desirable in connection with the transactions contemplated by this Agreement.

         Section 6.06 Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, including without limitation, taking any action necessary to transfer any shares of TTI not held by the Company or one of its Subsidiaries to a nominee designated by Parent.

         Section 6.07 Insurance. The Company shall obtain six (6) years of "run-off" or "tail" director and officer liability coverage covering each person covered by, and providing coverages as least as favorable to such persons as, the Company's directors' and officers' liability insurance as in effect as of the date of this Agreement, with such coverage to be obtained from an insurance carrier having a claims paying rating at least equal to that of the Company's existing officers' and directors' liability insurance carrier.

                                  ARTICLE VII

                              COVENANTS OF PARENT

         Section 7.01 Obligations of Merger Subsidiary. Parent will take all action necessary to cause Merger Subsidiary to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

         Section 7.02 Director and Officer Liability. Parent shall and shall cause the Surviving Corporation, and the Surviving Corporation hereby agrees, to do the following:

         (a) From and after the Effective Time, Parent and the Surviving Corporation shall jointly and severally indemnify and hold harmless, and advance expenses to, the officers, directors, employees and agents of the Company as of the Effective Time as well as all former officers, directors, employees and agents of the Company (in each such case, to the extent acting in such capacity) (each an "Indemnified Person") in respect of acts or omissions occurring at or prior to the Effective Time to the fullest extent that such indemnification and advancement of expenses would have been permitted under the Company's certificate of incorporation and bylaws in effect on the date of this Agreement; provided that such indemnification shall be subject to any limitation imposed from time to time under applicable Law.

         (b) For six years after the Effective Time, the Surviving Corporation shall either (i) maintain the Company's existing officers' and directors' liability insurance or (ii) maintain a run-off or tail policy or endorsement with an insurance carrier having a claims paying rating at least equal to that of the Company's existing officers' and directors' liability insurance carrier in respect of acts or omissions occurring prior to the Effective Time, in each case covering each such Indemnified Person covered by the Company's officers' and directors' liability insurance policy (with coverages at least as favorable to such Indemnified Person as in effect on the date of this Agreement); provided that, in satisfying its obligation under this
Section 7.02(b), the Surviving Corporation shall not be obligated to pay annual premiums in excess of 250% of the amount per annum the Company paid in its last full fiscal year.

         (c) If the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, in each such case, to the extent necessary, Parent shall assure the proper provision is made so that the successors and assigns of the Surviving Corporation assume the obligations of the Surviving Corporation set forth in this Section 7.02.

         Section 7.03 Conduct of Parent. From the date hereof until the Effective Time:

         (a) Parent will not take, and will not permit any of its Subsidiaries to take, any action that would reasonably be expected to make any representation and warranty of Parent hereunder inaccurate in any material respect at, or as of any time prior to, the Effective Time; and

         (b) Parent will not, and will not permit any of its Subsidiaries to, enter into a contract or arrangement or otherwise materially take any action that could reasonably be expected to materially delay or otherwise interfere with the consummation of the Merger or any other transaction contemplated by this Agreement.

         Section 7.04 Employee Obligations. Parent shall, or shall cause the Surviving Corporation to, assume, honor and continue to perform all Employee Obligations and all obligations of the Company or any Subsidiary under the CIC Plan.

                                  ARTICLE VIII

                      COVENANTS OF PARENT AND THE COMPANY

         The parties hereto agree that:

         Section 8.01 Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, Company and Parent will use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the transactions contemplated by this Agreement.

         Section 8.02 Certain Filings. Without limiting the generality of the provisions of Section 8.01, the Company and Parent shall cooperate with one another (i) in connection with the preparation of the Company Proxy Statement,
(ii) in determining whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (iii) in taking such actions or making any such filings, furnishing information required in connection therewith or with the Company Proxy Statement and seeking timely to obtain any such actions, consents, approvals or waivers.

         Section 8.03 Public Announcements. From the date hereof through the Effective Time, no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior consent of the other parties (which consent shall not be unreasonably withheld), except as such release or announcement may be required by applicable Law or the rules or regulations of, or any listing agreement with, any United States or foreign securities exchange or interdealer quotation system, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance; provided, however, that each of the Company and Parent may make internal announcements to their respective employees, and provided further that the Company and Parent may make any filings with the SEC as are required to be made by applicable Law or by the rules or regulations of the SEC.

         Section 8.04 Confidentiality. The parties hereby acknowledge that the provisions of the Confidentiality Agreement shall apply with respect to all information provided hereunder to Parent or any of its Affiliates and the same terms shall apply with equal force to any information or documents provided by Parent to the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement.

                                   ARTICLE IX

                            CONDITIONS TO THE MERGER

         Section 9.01 Conditions to Obligations of Each Party. The obligations of the Company, Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction (or, to the extent permitted under Law, waiver by the relevant party in its sole discretion) of the following conditions:

         (a) this Agreement shall have been approved and adopted by the stockholders of the Company in accordance with Delaware Law;

         (b) any applicable waiting period and any extensions thereof under the HSR Act shall have expired or been terminated;

         (c) no provision of any applicable Law and no judgment, injunction, order or decree shall prohibit the consummation of the Merger; and

         (d) each of Parent, Merger Subsidiary and the Company shall have obtained all consents, waivers and approvals from any Governmental Authority required in connection with the consummation of the Merger contemplated hereby as of the Effective Time.

         Section 9.02 Conditions to the Obligations of Parent and Merger Subsidiary. The obligations of Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction (or, to the extent permitted under Law, waiver by Parent in its sole discretion) of the following further conditions:
(i) the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time, (ii) each representation and warranty of the Company contained in this Agreement (other than the representations and warranties contained in Section 4.27), without regard to any materiality or Material Adverse Effect qualifier contained therein, shall be true and correct at and as of the Effective Time as if made at and as of such time (except to the extent such representation or warranty speaks as of an earlier time, in which event such representation or warranty shall be true and correct as of such earlier time), except for such failures to be so true and correct as would not have, individually or in the aggregate, a Company Material Adverse Effect, (iii) the representations and warranties of the Company contained in Section 4.27 shall be true and correct at and as of the Effective Time as if made at and as of such time (except to the extent such representation or warranty speaks as of an earlier time, in which event such representation or warranty shall be true and correct as of such earlier time), except for such failures to be so true and correct as have not and would not reasonably be expected to have a material adverse effect on the business, results of operations, properties, assets, liabilities or financial condition of the Company and its Subsidiaries, taken as a whole and (iv) Parent shall have received a certificate signed by an executive officer of the Company to the foregoing effect.

         Section 9.03 Conditions to the Obligations of the Company. The obligation of the Company to consummate the Merger is subject to the satisfaction (or, to the extent permitted under Law, waiver by the Company in its sole discretion) of the following further conditions: (i) each of Parent and Merger Subsidiary shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time, (ii) each representation and warranty of Parent contained in this Agreement, without regard to any materiality or Material Adverse Effect qualifier contained therein, shall be true and correct at and as of the Effective Time as if made at and as of such time (except to the extent such representation or warranty speaks as of an earlier time, in which event such representation or warranty shall be true and correct as of such earlier time), except for such failures to be so true and correct as would not, individually or in the aggregate, materially impair the ability of Parent and Merger Subsidiary to consummate the transactions contemplated by this Agreement and (iii) the Company shall have received a certificate signed by an executive officer of Parent to the foregoing effect.

                                   ARTICLE X

                                  TERMINATION

         Section 10.01 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval and adoption of this Agreement by the stockholders of the Company):

         (a)     by mutual written agreement of the Company and Parent;

         (b)     by either the Company or Parent, if

                    (i) the Merger has not been consummated on or before July 15, 2003 (the "End Date") provided, however, that this Agreement may not be terminated pursuant to this clause (i) of Section 10.01(b) by any party in breach, in any material respect, of any of its representations, warranties, covenants or other agreements in this Agreement;

                    (ii) there shall be any Law that makes consummation of the Merger illegal or if any judgment, injunction, order or decree enjoining the Company or Parent from consummating the Merger is entered and such judgment, injunction, order or decree shall become final and nonappealable; or

                    (iii) the Company Stockholder Meeting shall have been held and this Agreement shall not have been approved and adopted in accordance with Delaware Law by the Company's stockholders at the Company Stockholder Meeting (or any adjournment or postponement thereof);

         (c)     by Parent, if

                    (i) a breach of or failure to perform any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement or any event, circumstance, development, set of circumstances or facts shall have occurred or exists such that, in either case, the conditions set forth in Section
         9.02 are not capable of being satisfied by the End Date;

                    (ii) (A) the Board of Directors of the Company shall have withdrawn, modified or changed in a manner adverse to Parent its recommendation that the Company's stockholders approve and adopt this Agreement or (B) the Board of Directors of the Company shall have approved or recommended an Acquisition Proposal or the Company shall have entered into a definitive agreement with respect to an Acquisition Proposal; or

                    (iii) prior to the adoption of this Agreement by the stockholders of the Company, if any person or group (as defined in Section 13(d)(3) of the 1934 Act) (other than Parent or any of its Subsidiaries or any of its Affiliates) shall have become the beneficial owner (as defined under Rule 13d-3 promulgated under the 1934 Act) of at least a majority of the outstanding shares of Company Stock; or

         (d)     by the Company, if

                    (i) a breach of or failure to perform any representation, warranty, covenant or agreement on the part of the Parent or Merger Subsidiary set forth in this Agreement or any event, circumstance, development set of circumstances or facts shall have occurred or exists such that, in either case, the conditions set forth in Section 9.03 are not capable of being satisfied by the End Date; or

                    (ii) prior to the approval and adoption of this Agreement by the stockholders of the Company, if the Company or the Board of Directors of the Company shall have entered into or shall have publicly announced its intention to enter into, a definitive agreement with respect to an Acquisition Proposal, if the Board of Directors (or any committee thereof) concludes in good faith, after consultation with its financial advisor and outside counsel, that such action is reasonably necessary in order for the Board of Directors (or any committee thereof) to act in a manner consistent with the Board's (or any committee thereof's) fiduciary duty under applicable law; provided that the right to terminate this Agreement pursuant to this Section 10.01(d)(ii) shall not be available to the Company unless (x) the Company has complied in all material respects with its obligations under this Agreement, including its obligations pursuant to Section
         6.03 and (y) concurrently with such termination, the Company enters into a definitive agreement to effect the Acquisition Proposal referred to herein.

The party desiring to terminate this Agreement pursuant to this Section 10.01 (other than pursuant to Section 10.01(a)) shall give notice of such termination to the other party.

         Section 10.02 Effect of Termination. Except as provided in Section 11.04, if this Agreement is terminated pursuant to Section 10.01, this Agreement shall become void and of no effect without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party hereto, provided that, termination pursuant to
Section 10.01(c)(i) or 10.01(d)(i) shall not relieve the defaulting or breaching party from any liability to the nondefaulting or nonbreaching party. The provisions of this Section 10.02 and Sections 8.04 (Confidentiality), 11.04 (Expenses), 11.06 (Governing Law), 11.07 (Jurisdiction) and

11.08 (Waiver of Jury Trial) shall survive any termination hereof pursuant to
Section 10.01.

                                   ARTICLE XI

                                 MISCELLANEOUS

         Section 11.01 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given;

         if to Parent or Merger Subsidiary, to:

                               Tiger Holding Corporation
                               c/o Platinum Equity, LLC
                               2049 Century Park East, Suite 2700
                               Los Angeles, CA 90067
                               Attention: Eva M. Kalawski
                               Fax: (310) 712-1863

         with a copy to:

                               Riordan & McKinzie
                               600 Anton Boulevard, 18th Floor
                               Costa Mesa, CA 92626
                               Attention: James W. Loss
                               Fax: (714) 549-3244

         if to the Company, to:

                               Tanning Technology Corporation
                               4600 South Syracuse Street
                               Suite 300
                               Denver, CO 80237
                               Attention: Jeffrey Greenblatt
                               Fax: (720) 294-1444

         with a copy to:

                               Fried, Frank, Harris, Shriver & Jacobson
                               One New York Plaza
                               New York, NY 10004
                               Attention: Christopher Ewan
                               Fax: (212) 859-4000

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m., and such day is a Business Day, in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

         Section 11.02 Non-Survival of Representations and Warranties. None of the representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall survive the Effective Time or the termination of this Agreement.

         Section 11.03 Amendments; No Waivers. (a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective, provided that, after the adoption of this Agreement by the stockholders of the Company and without their further approval, no such amendment or waiver shall be made that requires further approval by the stockholders of the Company pursuant to Delaware Law without the further approval of such stockholders.

         (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

         Section 11.04  Expenses. (a) Except as otherwise provided in this
Section 11.04, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         (b) If a Company Payment Event occurs, the Company shall pay Parent (by wire transfer of immediately available funds) a fee of $375,000 within one Business Day of the occurrence of the Company Payment Event (if this Agreement is terminated by Parent) or concurrently with the occurrence of the Company Payment Event (if this Agreement is terminated by the Company). If the Company is or becomes obligated to pay the fee contemplated by the immediately preceding sentence, the right of Parent to receive such fee shall be Parent's sole remedy in respect of the Company Payment Event except for any intentional breach of this Agreement.

         "Company Payment Event" means any of (x) the termination of this Agreement pursuant to any of clause (B) of Section 10.01(c)(ii) or Section 10.01(d)(ii), (y) the termination of this Agreement pursuant to clause (A) of
Section 10.01(c)(ii) if such withdrawal, modification or change in the Board of Directors of the Company's recommendation is made after an Acquisition Proposal is publicly announced or communicated to the Board of Directors of the Company (or any committee thereof) or (z) an Acquisition Proposal shall have been made to the Company or shall have been made directly to the Company's stockholders generally or any Person shall have publicly announced an intention (whether or not conditional) to make an Acquisition Proposal with respect to the Company and thereafter (A) the Company's stockholders do not approve and adopt this Agreement at the Company Stockholder Meeting, (B) this Agreement is terminated by either the Company or Parent and (C) such Acquisition Proposal is consummated within one (1) year of such termination.

         Section 11.05 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Parent or Merger Subsidiary may transfer or assign, in whole or from time to time in part, to one or more of their direct or indirect wholly owned Subsidiaries, the right to enter into the transactions contemplated by this Agreement, but any such transfer or assignment will not relieve Parent or Merger Subsidiary of its obligations hereunder.

         Section 11.06 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to the conflicts of law rules of such state.

         Section 11.07 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal court located in the State of Delaware or any Delaware state court, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11.01 shall be deemed effective service of process on such party.

         Section 11.08 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Section 11.09 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         Section 11.10  No Third Party Beneficiaries. (a) Except as provided in
Section 7.02 (which is intended to be for the benefit of, and may be enforced by, the Indemnified Persons), no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

         (b) It is understood and agreed that (i) if any Indemnified Person shall institute and prevail in any proceedings against Parent in respect of a breach by Parent of its covenants and agreements contained in Section 7.02 hereof, Parent shall pay the reasonable expenses of such Indemnified Person (including reasonable attorneys' fees) incurred in connection with such proceeding to the fullest extent authorized by applicable Law and (ii) if any such Indemnified Person shall institute any proceedings against Parent in respect of a breach by Parent of its covenants and agreements contained in Section 7.02 hereof where the circumstances underlying the claim for indemnification arose during the period from the date hereof through the Effective Time, Parent shall be obligated to advance to such Indemnified Person the reasonable expenses of such Indemnified Person (including reasonable attorneys' fees) incurred in connection with such proceeding as such expenses are incurred subject to the obligation of such Indemnified Person to reimburse such expenses to Parent if such Indemnified Person does not prevail in such proceedings.

         Section 11.11 Entire Agreement. This Agreement together with the Exhibits attached hereto, the Disclosure Letter and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter of this hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties.

         Section 11.12 Captions. The captions herein are included for convenience of reference only and shall not affect the construction or interpretation of any of the provisions of this Agreement.

         Section 11.13 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

         Section 11.14 Guarantee of Merger Subsidiary. Parent unconditionally and irrevocably guarantees the performance by Merger Subsidiary of its obligations set forth in this Agreement.

         Section 11.15 Facsimile Signatures. This Agreement and any other document or agreement executed in connection herewith (other than any document for which an originally executed signature page is required by Law) may be executed by delivery of a facsimile copy of an executed signature page with the same force and effect as the delivery of an originally executed signature page. In the event any party delivers a facsimile copy of a signature page to this Agreement, or any other document or agreement executed in connection herewith, such party shall deliver an originally executed signature page within three (3) Business Days of delivering such facsimile signature page or at any time thereafter upon request; provided, however, that the failure to deliver any such originally executed signature page shall not affect the validity of the signature page delivered by facsimile, which has and shall continue to have the same force and effect as the originally executed signature page.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    TANNING TECHNOLOGY CORPORATION

                                    By: /s/ Greg Conley
                                        -------------------------
                                    Name: Greg Conley
                                    Title: CEO and President

                                    TIGER HOLDING CORPORATION

                                    By: /s/ Eva Kalawski
                                        -------------------------
                                    Name: Eva Kalawski
                                    Title: Vice President and Secretary

                                    TIGER MERGER CORPORATION

                                    By: /s/ Eva Kalawski
                                        -------------------------
                                    Name: Eva Kalawski
                                    Title: Vice President and Secretary

The undersigned, Platinum Equity, LLC, hereby agrees to be responsible for the performance by Parent of, and to cause Parent to perform, all of its obligations under this Agreement that are to be performed by Parent on or prior to the Effective Time, including, without limitation, payment of the Merger Consideration as provided herein, to the same extent as if Platinum Equity, LLC were Parent hereunder. The obligations of Platinum Equity, LLC pursuant to this undertaking shall terminate and be of no further force or effect immediately upon the Effective Time.

                                    PLATINUM EQUITY, LLC

                                    By: /s/ Eva Kalawski
                                        -------------------------
                                    Name: Eva Kalawski
                                    Title: Vice President, General Counsel and
                                           Secretary

                                                                         ANNEX B


                                             [ADAMS, HARKNESS & HILL LETTERHEAD]


April 18, 2003

Special Committee of the Board of Directors
Tanning Technology Corporation
4600 South Syracuse Street, Suite 300
Denver, Colorado

Members of the Special Committee:

You have requested our opinion (the "Fairness Opinion") as to the fairness, from a financial point of view, of the per share cash consideration (the "Merger Consideration") to be received by the holders of common stock of Tanning Technology Corporation (the "Company") in connection with the proposed acquisition of the Company by Platinum Equity, LLC ("Platinum"), pursuant to the Agreement and Plan of Merger related thereto and dated April 18, 2003 (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, at closing a wholly-owned subsidiary of Platinum ("Merger Subsidiary") shall be merged with and into the Company (the "Merger"), whereupon each issued share of Company common stock ("Company Common Stock") shall be converted into the right to receive cash consideration in an amount equal to $24,000,000, less amounts payable to holders of options to purchase shares of Company Common Stock, divided by the number of shares of Company Common Stock outstanding at the Effective Time (as defined in the Merger Agreement)(the "Per Share Merger Consideration"), without interest, and the separate existence of Merger Subsidiary shall cease and the Company shall be the surviving corporation. For purposes of this Fairness Opinion, we have assumed that there will be 20,802,305 shares of Company Common Stock outstanding at the Effective Time and, therefore, the Per Share Merger Consideration will equal $1.1537.

Adams, Harkness & Hill, Inc. ("AH&H"), as part of its investment banking activities, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. We have been engaged to render a Fairness Opinion in connection with the Merger by the Special Committee of the Board of Directors of the Company and will receive a fee for our services.

Our Fairness Opinion addresses only the fairness of the Merger Consideration from a financial point of view to the holders of Company Common Stock and does not address any other aspect of the Merger, nor does it constitute a recommendation to any holder of Company Common Stock as to how to vote with respect to the Merger. In the ordinary course of our business, we may trade in Company Common Stock for our own account and for the accounts of our customers and may at any time hold a long or short position in Company Common Stock.

In developing our Fairness Opinion, we have, among other things: (i) reviewed the Company's Forms 10-K, 10-Q and other documents as filed with the Securities and Exchange Commission for the three-year period ending December 31, 2002; (ii) analyzed certain internal financial statements including projected financial and operating data concerning the Company prepared by Company management; (iii) conducted discussions with members of senior management of the Company; (iv) reviewed the historical market prices and trading activity Company Common Stock and compared them with those of certain publicly traded companies we deemed to be relevant and comparable to the Company; (v) compared the results of operations of the Company with the result of operations of certain companies we deemed to be relevant and comparable to the Company; (vi) compared the financial terms of the Merger with the financial terms of certain other mergers and acquisitions we deemed to be relevant and comparable to the Merger; (vii) reviewed a draft of the Merger Agreement as the date hereof; and (viii) reviewed such other financial studies and analyses, performed such other investigations, and took into account such other matters as we deemed necessary, including an assessment of general economic, market and monetary conditions.

                                     Special Committee of the Board of Directors
                                                  Tanning Technology Corporation
                                                                  April 18, 2003
                                                                         Page  2

In connection with our review and arriving at our Fairness Opinion, we have not independently verified any information received from the Company, have relied on such information, have assumed that all such information is complete and accurate in all material respects, and have relied on assurances of management that they are not aware of any facts that would make such information misleading. With respect to any internal forecasts reviewed relating to the prospects of the Company, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Company management. We have also assumed that the Merger will be consummated upon the terms set forth in the draft Merger Agreement.

We express no opinion as to whether any alternative transaction might produce consideration for the Company's stockholders in an amount in excess of the Per Share Merger Consideration.

Our Fairness Opinion is rendered on the basis of economic and market conditions prevailing and on the prospects, financial and otherwise of the Company known to us as of the date hereof. It should be understood that (i) subsequent developments may affect the conclusions expressed in this Fairness Opinion if this Fairness Opinion were rendered as of a later date, and (ii) Adams, Harkness & Hill, Inc. disclaims any obligation to advise any person of any change in any manner affecting this Fairness Opinion that may come to our attention after the date of this Fairness Opinion. We have not conducted, nor have we received copies of, any independent valuation or appraisal of any of the assets of the Company. In addition, we have assumed, with your consent, that any material liabilities (contingent or otherwise, known or unknown) of the Company are as set forth in the financial statements of the Company.

This letter is for the information of the Special Committee and the Board of Directors of the Company and may not be used for any other purpose without our prior written consent, except that this Fairness Opinion may be included in its entirety in any filing made by the Company with the Securities and Exchange Commission with respect to the Merger as contemplated. This Fairness Opinion does not address the relative merits of the Merger or the other business strategies that the Special Committee has considered or may be considering, nor does it address the decision of the Special Committee or the Board of Directors of the Company to proceed with the Merger.

Based upon and subject to the foregoing, it is our opinion that the Per Share Merger Consideration to be received by the holders of Company Common Stock in connection with the Merger is fair, from a financial point of view, to such holders.

Sincerely,

ADAMS, HARKNESS & HILL, INC.

                                                                         ANNEX C

                                VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of April 18, 2003, by and among Tiger Holding Corporation, a Delaware corporation ("Parent"), and those certain stockholders set forth on the signature pages hereto (each individually, a "Stockholder" and collectively, the "Stockholders") of Tanning Technology Corporation, a Delaware corporation (the "Company").

                                    RECITALS

         A. Concurrently with the execution of this Agreement, Parent, Tiger Merger Corporation, a Delaware corporation and wholly owned subsidiary of Parent ("Merger Subsidiary"), and the Company are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement") pursuant to which Merger Subsidiary will merge with and into the Company (the "Merger"). Capitalized terms that are used in this Agreement and are not otherwise defined herein will have the same meanings that such terms have in the Merger Agreement.

         B. As of the date hereof, each Stockholder is the beneficial owner (as defined in Rule 13d-3 promulgated under the 1934 Act) with respect to, in the aggregate, such number of Shares (as defined herein) listed opposite such Stockholder's name on Schedule A attached hereto.

         C. Each Stockholder is entering into this Agreement as a material inducement and consideration to Parent to enter into the Merger Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

         1.     Definitions.

                (a) "Expiration Date" means the earlier to occur of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms.

                (b) "Shares" means all issued and outstanding shares of Company Stock owned beneficially (as defined in Rule 13d-3 promulgated under the 1934 Act) by each Stockholder, in each case, on the date hereof; provided, however, that any and all other shares of capital stock of the Company with respect to which such Stockholder becomes the record or beneficial owner or over which such Stockholder otherwise exercises voting power after the execution of this Agreement and prior to the Expiration Date, including, without limitation, in the event of a dividend or distribution of capital stock of the Company, or any change in the Company's capital stock or the like, all shares of the Company's capital stock issued or distributed pursuant to such stock dividends and distributions and any shares of the Company's capital stock into which or for which any or all of the shares otherwise held by such

Stockholder may be so changed or exchanged, shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares on the date hereof.

                (c) "Transfer" with respect to any security means to directly or indirectly: (i) sell, assign, pledge, encumber, transfer or dispose of, or grant an option with respect to, such security or any interest in such security; or (ii) enter into an agreement or commitment providing for the sale, assignment pledge, encumbrance, transfer or disposition of, or grant of an option with respect to, such security or any interest therein.

         2.     Agreement to Vote.

                2.1 Voting Agreement. Each Stockholder hereby covenants and agrees that, prior to the Expiration Date, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the stockholders of the Company, however called, unless otherwise directed in writing by Parent, each Stockholder will appear at the meeting or otherwise cause such Stockholder's Shares to be counted as present thereat for purposes of establishing a quorum and vote or cause to be voted the Shares:

                (a)     in favor of the adoption of the Merger Agreement;

                (b) to the extent a vote is solicited in connection with the approval of any action, agreement or proposal that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement or that would delay or hinder the consummation of the Merger or that would preclude fulfillment of a condition precedent under the Merger Agreement to the Company's, Parent's or Merger Subsidiary's obligation to consummate the Merger, against the approval of such action, agreement or proposal; and

                (c) against approval of any action, agreement or proposal made in opposition to or in competition with the consummation of the Merger, or that would preclude the consummation of the Merger, including, without limitation, any Acquisition Proposal.

                2.2 Irrevocable Proxy. Contemporaneously with the execution of this Agreement, each Stockholder will deliver to Parent a proxy with respect to such Stockholder's Shares in the form attached hereto as Exhibit 1, which proxy will be irrevocable to the fullest extent permitted by applicable Law (the "Proxy"); except that the Proxy shall be automatically revoked and of no further force and effect upon termination of this Agreement in accordance with its terms.

                2.3     Transfer and Other Restrictions.

                (a) From and after the date hereof until the termination of this Agreement, each Stockholder agrees not to, directly or indirectly:

                (i) except pursuant to the terms of the Merger Agreement, Transfer any or all of the Shares;

                (ii) grant any proxy, power of attorney, deposit any Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares except as provided in this Agreement; or

                (iii) take any other action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing its obligations under this Agreement.

                (b) To the extent that any Stockholder is, as of the date hereof, party to a contract or agreement that requires such Stockholder to Transfer Shares to another person or entity (excluding a contract or agreement pledging Shares to the Company), such Stockholder will not effect any such Transfer unless, prior to such Transfer, such Stockholder causes the transferee to be bound by and to execute an agreement in the form of this Agreement with respect to the Shares to be Transferred.

                (c) Each Stockholder agrees with, and covenants to, Parent that such Stockholder shall not request that the Company register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any Shares, unless such Transfer is made pursuant to and in compliance with this Agreement.

                (d) The foregoing restrictions shall not prohibit a Transfer of Shares (i) in the case of an individual, to any member of his or her immediate family, to a trust for the benefit of such Stockholder or any member of his or her immediate family or a Transfer of Shares upon the death of any Stockholder or (ii) in the case of a partnership or limited liability company, to one or more partners or members or to an affiliated entity; provided, however, that in each such case, (x) such Transfer is for no consideration of any kind and (y) any transferee shall, as a condition to such Transfer, agree in a writing delivered to Parent, to be bound by the terms and conditions of this Agreement and execute and deliver to Parent a proxy in the form attached hereto.

         3. Waivers. Each Stockholder agrees not to exercise any rights of appraisal and any dissenters' rights that such Stockholder may have (whether under applicable Law or otherwise) or could potentially have or acquire in connection with the Merger.

         4. Representations, Warranties and Covenants of Stockholder. Each Stockholder hereby represents, warrants and covenants to Parent severally, and not jointly, as follows:

                4.1 Authority, Enforceability. Such Stockholder has the power and authority to enter into, execute, deliver and perform such Stockholder's obligations under this Agreement and to make the representations, warranties and covenants made by such Stockholder herein. This Agreement has been duly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and
(ii) rules of Law governing specific performance, injunctive relief and other equitable remedies.

                4.2 No Conflicts, No Defaults and Consents. The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not: (i) conflict with or violate any order, decree or judgment applicable to such Stockholder or by which such Stockholder or any of such Stockholder's properties or Shares is bound or affected; (ii) conflict with or violate any agreement to which such Stockholder is a party or is subject, including, without limitation, any voting agreement or voting trust; (iii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien, restriction, adverse claim, option on, right to acquire, or any encumbrance or security interest in or to such Stockholder's Shares, pursuant to any agreement, contract or legally binding commitment to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's Shares is bound or affected, or (iv) require any agreement, contract or legally binding commitment of any third party.

                4.3 Shares Owned. As of the date hereof, such Stockholder is the record owner with respect to, in the aggregate, the number of shares of Company Stock listed opposite such Stockholder's name on Schedule A, and does not beneficially own or otherwise have the power to direct the voting with respect to, any shares of capital stock of the Company other than the Shares listed on Schedule A. Such Stockholder has sole voting power with respect to the number of shares of Company Stock listed opposite such Stockholder's name on Schedule A.

                4.4 No Restraint on Officer or Director Action. Notwithstanding anything herein to the contrary, no person executing this Agreement who is, or becomes during the term hereof, a director or an officer of the Company makes any agreement, understanding or undertaking herein in his or her capacity as a director or officer, and the agreements set forth herein shall in no way restrict any director or officer in the exercise of his or her fiduciary duties as a director or officer of the Company. Each Stockholder has executed this Agreement solely in his, her or its capacity as the record owner of such Stockholder's Shares.

                4.5 Limited Proxy. Each Stockholder will retain at all times the right to vote such Stockholder's Shares, in such Stockholder's sole discretion, on all matters other than those set forth in Section 2.1 which are at any time or from time to time presented to the Company's stockholders generally.

         5.     Miscellaneous.

                5.1 Severability. If any provision of this Agreement is found by any court of competent jurisdiction to be invalid or unenforceable, then the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable and to the extent that to do so would not deprive one of the parties of the substantial benefit of its bargain. Such provision will, to the extent allowable by Law and the preceding sentence, not be voided or canceled but will instead be modified by such arbitrator or court so that it becomes enforceable and, as modified, will be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

                5.2 Amendment; Waiver. This Agreement may be amended, modified, superseded, canceled, renewed, or extended only by an agreement in writing executed by Parent and each Stockholder. The failure by any party at any time to require performance or compliance by another party of any of its obligations or agreements will in no way affect the right to require such performance or compliance at any time thereafter. No waiver of any kind will be effective or binding, unless it is in writing and is signed by the party against whom such waiver is sought to be enforced.

                5.3 Entire Agreement; No Third Party Beneficiaries. This Agreement, together with the Merger Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and are not intended to convey upon any person other than Parent and each Stockholder any rights or remedies hereunder.

                5.4 Assignment. This Agreement and all rights and obligations hereunder are personal to each Stockholder and may not be transferred or assigned by any Stockholder at any time. Parent may assign its rights, and may delegate its obligations hereunder, to any Subsidiary of Parent; provided, however, that any such assignee assumes the obligations of Parent hereunder. This Agreement will be binding upon, and inure to the benefit of, the persons or entities who are permitted, by the terms of this Agreement, to be successors, assigns and personal representatives of the respective parties hereto.

                5.5 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, whether common law or statutory, without reference to the choice of law provisions thereof.

                5.6 Notices. All notices required or permitted pursuant to this Agreement will be in writing and will be deemed to be properly given when actually received by the person entitled to receive the notice at the address stated below, or at such other address as a party may provide by notice to the other:

                If to Parent:

                Tiger Holding Corporation
                c/o Platinum Equity LLC
                2099 Century Park East, Suite 2700
                Los Angeles, CA 90067
                Attention: Eva M. Kalawski

                With a copy to:

                Riordan & McKinzie
                600 Anton Boulevard, 18th Floor
                Costa Mesa, CA 97626
                Attention: James W. Loss

                If to the Stockholders:

                At the address listed on Schedule A.

                     With a copy to:

                Fried, Frank, Harris, Shriver & Jacobson
                One New York Plaza
                New York, NY 10004
                Attention: Christopher Ewan

                5.7 Specific Performance. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Merger, will cause irreparable injury to the other parties for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder.

                5.8 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which, taken together, constitute one and the same agreement.

                5.9 Titles. The titles and captions of the sections and paragraphs of this Agreement are included for convenience of reference only and will have no effect on the construction or meaning of this Agreement.

                5.10 Termination. This Agreement will be terminated and will be of no further force and effect upon the Expiration Date.

                5.11 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Expiration Date.

         IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

                                       TIGER HOLDING CORPORATION

                                       By: /s/ EVA KALAWSKI
                                          --------------------------------------
                                           Name: Eva Kalawski
                                           Title: Vice President and Secretary

                                       TTC INVESTORS I LLC

                                       By:     AEA Tanning Investors Inc.
                                               its member

                                               By: /s/ CHRISTOPHER P. MAHAN
                                                --------------------------------
                                                   Name: Christopher P. Mahan
                                                   Title: Vice President

                                       TTC INVESTORS II LLC

                                       By:     AEA Tanning Investors Inc.
                                               its member

                                               By: /s/ CHRISTOPHER P. MAHAN
                                                --------------------------------
                                                   Name: Christopher P. Mahan
                                                   Title: Vice President

                                       TTC INVESTORS IA LLC

                                       By:     AEA Tanning Investors Inc.
                                               its member

                                               By: /s/ CHRISTOPHER P. MAHAN
                                                --------------------------------
                                                   Name: Christopher P. Mahan
                                                   Title: Vice President

                                       TTC INVESTORS IIA LLC

                                       By:     AEA Tanning Investors Inc.
                                               its member

                                               By: /s/ CHRISTOPHER P. MAHAN
                                                --------------------------------
                                                   Name: Christopher P. Mahan
                                                   Title: Vice President

                                       TANNING FAMILY PARTNERSHIP, L.L.L.P.

                                       By:     Courtney Rose Corporation,
                                               its General Partner

                                               By: /s/ LARRY G. TANNING
                                                --------------------------------
                                                   Name: Larry G. Tanning
                                                   Title: President

                                       /s/ LARRY G. TANNING
                                       -----------------------------------------
                                       Larry G. Tanning

                                                   EXHIBIT 1 TO VOTING AGREEMENT

                               IRREVOCABLE PROXY

         The undersigned stockholder (the "Stockholder") of Tanning Technology Corporation, a Delaware corporation, (the "Company") hereby irrevocably (to the fullest extent permitted by applicable law) appoints and constitutes those officers of Tiger Holding Corporation, a Delaware corporation ("Parent") designated by Parent in writing and each of them (collectively, the "Proxyholders"), the agents, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the fullest extent of the undersigned's rights with respect to (i) the shares of capital stock of the Company held of record by the undersigned as of the date of this proxy, which shares are specified on Schedule A to the Voting Agreement (as defined in the Voting Agreement dated as of the date hereof, between Parent and the undersigned (the "Voting Agreement"); and (ii) any and all other shares of capital stock of the Company with respect to which the undersigned shall become the record or beneficial owner or over which the undersigned shall otherwise exercise voting power after the date hereof, including, without limitation, in the event of a dividend or distribution of capital stock of the Company, or any change in the Company's capital stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, all shares of the Company's capital stock issued or distributed pursuant to such stock dividends and distributions and any shares of the Company's capital stock into which or for which any or all of the shares otherwise held by the undersigned may be so changed or exchanged. (The shares of the capital stock of the Company referred to in clauses (i) and (ii) of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares until such time as this proxy shall be terminated in accordance with its terms.

         The Proxyholders named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Expiration Date (as defined in the Voting Agreement) at any meeting of the shareholders of the Company, however called, or in any action by written consent of shareholders of the Company with respect to the following matters and only the following matters:

                   (i) in favor of the adoption of the Agreement and Plan of Merger by and among Parent, Tiger Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Subsidiary"), and the Company, dated as of the date hereof (the "Merger Agreement");

                   (ii) against approval of any action, agreement or proposal that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement or that would delay or hinder the consummation of the Merger or that would preclude fulfillment of a condition precedent under the Merger Agreement to the Company's, Parent's or Merger Subsidiary's obligation to consummate the Merger; and

                   (iii) against approval of any action, agreement or proposal made in opposition to or in competition with the consummation of the Merger, or that would preclude the consummation of the Merger, including, without limitation, any Acquisition Proposal (as defined in the Merger Agreement).

         The Proxyholders may not exercise this proxy on any other matter. The Stockholder may vote the Shares on all such other matters. The proxy granted by the Stockholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the Stockholder set forth in Section 2 of the Voting Agreement.

         This proxy will terminate upon the Expiration Date. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned Stockholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of the shareholders of the Company.

         This proxy is irrevocable, is coupled with an interest, and shall survive the insolvency, incapacity, death or liquidation of the undersigned and will be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares).

Dated: April  -- , 2003

                                       SHAREHOLDER

                                       By:
                                       -----------------------------------------

                                   SCHEDULE A

--------------------------------------------------------------------------------------
             NAME                               ADDRESS                  # OF SHARES
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TTC Investors I LLC              c/o AEA Investors LLC                       984,237
                                 Park Avenue Tower
                                 65 East 55th Street
                                 New York, New York 10022
--------------------------------------------------------------------------------------
TTC Investors II LLC             c/o AEA Investors LLC                     4,143,022
                                 Park Avenue Tower
                                 65 East 55th Street
                                 New York, New York 10022
--------------------------------------------------------------------------------------
TTC Investors IA LLC             c/o AEA Investors LLC                       108,986
                                 Park Avenue Tower
                                 65 East 55th Street
                                 New York, New York 10022
--------------------------------------------------------------------------------------
TTC Investors IIA LLC            c/o AEA Investors LLC                       460,524
                                 Park Avenue Tower
                                 65 East 55th Street
                                 New York, New York 10022
--------------------------------------------------------------------------------------
Tanning Family Partnership,      c/o Tanning Technology Corporation        2,887,647
  L.L.L.P.                       4600 South Syracuse Street, Suite 300
                                 Denver, Colorado 80237
--------------------------------------------------------------------------------------
Larry G. Tanning                 c/o Tanning Technology Corporation          200,362
                                 4600 South Syracuse Street, Suite 300
                                 Denver, Colorado 80237
--------------------------------------------------------------------------------------

                                                                         ANNEX D

              SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW
                                APPRAISAL RIGHTS
              ----------------------------------------------------

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257,
    Section 258 or Section 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

     a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

     b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

     c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

     d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to Section 228 or
    Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and if given on or after the effective date of the merger or consolidation, shall also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either: (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that is entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                 (TANNING LOGO)

                                 (ADDRESS LINE)

PROXY


                         TANNING TECHNOLOGY CORPORATION

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TANNING TECHNOLOGY
        CORPORATION FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JUNE 12, 2003

         The undersigned, hereby revoking any contrary proxy previously given, hereby appoints Gregory A. Conley and Katherine L. Scherping, and each of them, attorneys and proxies, with full power of substitution and revocation, to vote all of the shares of the undersigned in Tanning Technology Corporation (the "Company") entitled to vote at the special meeting of stockholders of the Company on June 12, 2003, and at any adjournment thereof, as indicated on the reverse side. Except as otherwise indicated in the comment box below, the undersigned authorizes the proxies appointed hereby to vote all shares of stock of the Company standing in the name of the undersigned stockholder. If the undersigned wishes to vote "FOR" the proposal an amount other than all the undersigned's shares in the Company, the undersigned should mark the corresponding box located in the upper right hand corner of the reverse side and provide voting instructions with respect to all of its shares in the Company in the comment box below.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 WITH THE DISCRETIONARY AUTHORITY DESCRIBED ABOVE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE



SEE REVERSE                                                     SEE REVERSE
   SIDE                                                             SIDE

           Address Change/Comments (mark the corresponding box on the reverse side)

                            - FOLD AND DETACH HERE -

--------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE
                          AGREEMENT AND PLAN OF MERGER
--------------------------------------------------------------------------------



                              PLEASE
                              MARK HERE FOR         [             ]
                              ADDRESS CHANGE        [             ]
                              OR COMMENTS           [             ]
                              SEE REVERSE SIDE


[X] Please mark your vote as in this example


    The Board of Directors recommends a vote "FOR" the proposal.



1. Proposal to adopt the Agreement and Plan of Merger, dated as of April 18, 2003, by and among Tiger Holding Corporation, Tiger Merger Corporation and Tanning Technology Corporation.


FOR  [ ]   AGAINST [ ]    ABSTAIN  [ ]




                    Please return your signed proxy at once in the enclosed envelope, which requires no postage if mailed in the United States, even though you expect to attend the meeting in person.


                    The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated May 19, 2003.


                    Please date and sign below. If a joint account, each owner should sign. When signing in a representative capacity, please give title. Please sign here exactly as name is printed hereon.



Signature                    Signature                Date
         -------------------           --------------      --------------

Note: Please sign as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                            - FOLD AND DETACH HERE -